EXECUTION VERSION 110446369 v18 49219297_22 SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT Dated as of July 27, 2015 among GT ADVANCED TECHNOLOGIES INC., as the Borrower, CERTAIN SUBSIDIARIES OF GT ADVANCED TECHNOLOGIES INC., as Guarantors and THE LENDERS FROM TIME TO TIME PARTY HERETO, and CANTOR FITZGERALD SECURITIES as Administrative Agent and Collateral Agent

i 110446369 v18 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms ......................................................................................................................1 1.02 Other Interpretive Provisions .............................................................................................26 1.03 Accounting Terms ..............................................................................................................27 1.04 Rounding ............................................................................................................................28 1.05 Times of Day ......................................................................................................................28 1.06 Currency Equivalents Generally ........................................................................................28 ARTICLE II THE COMMITMENTS AND LOANS 2.01 The Loans...........................................................................................................................28 2.02 Loans ..................................................................................................................................29 2.03 Put Option Premium ..........................................................................................................29 2.04 Warrants .............................................................................................................................30 2.05 Prepayments .......................................................................................................................30 2.06 Termination of Commitment ..............................................................................................31 2.07 Repayment of Loans ..........................................................................................................31 2.08 Interest................................................................................................................................32 2.09 Fees ....................................................................................................................................32 2.10 Computation of Interest and Fees ......................................................................................32 2.11 Evidence of Debt................................................................................................................32 2.12 Payments Generally; Administrative Agent’s Clawback ...................................................33 2.13 Sharing of Payments by Lenders .......................................................................................34 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes ..................................................................................................................................35 3.02 Increased Costs ..................................................................................................................40 3.03 Compensation for Losses ...................................................................................................41 3.04 Mitigation Obligations; Replacement of Lenders ..............................................................41 3.05 Survival ..............................................................................................................................41 ARTICLE IV CONDITIONS PRECEDENT TO BORROWING 4.01 Conditions of Extension of Loans ......................................................................................42 ARTICLE V REPRESENTATIONS AND WARRANTIES 5.01 Existence, Qualification and Power ...................................................................................47 5.02 Authorization; No Contravention ......................................................................................47 5.03 Governmental Authorization; Other Consents ...................................................................47

ii 110446369 v18 5.04 Binding Effect ....................................................................................................................48 5.05 Financial Conditions; No Material Adverse Effect ............................................................48 5.06 Litigation ............................................................................................................................48 5.07 No Default ..........................................................................................................................49 5.08 Ownership of Property; Liens; Investments ......................................................................49 5.09 Environmental Compliance ...............................................................................................50 5.10 Insurance ............................................................................................................................50 5.11 Taxes ..................................................................................................................................50 5.12 ERISA Compliance ............................................................................................................50 5.13 Subsidiaries; Loan Parties ..................................................................................................52 5.14 Margin Regulations; Investment Company Act .................................................................52 5.15 Disclosure ..........................................................................................................................52 5.16 Compliance with Laws ......................................................................................................53 5.17 Intellectual Property ...........................................................................................................53 5.18 Material Contracts ..............................................................................................................53 5.19 Permits; Licenses. ..............................................................................................................53 5.20 Bank Accounts and Securities Accounts ............................................................................54 5.21 Labor Matters .....................................................................................................................54 5.22 Collateral Documents .........................................................................................................54 5.23 Patriot Act ..........................................................................................................................54 5.24 OFAC .................................................................................................................................54 5.25 Reorganization Matters; Administrative Priority; Lien Priority ........................................55 5.26 Luxembourg Specific Representations ..............................................................................55 5.27 Mesa Fire Insurance Proceeds ...........................................................................................56 ARTICLE VI AFFIRMATIVE COVENANTS 6.01 Financial Statements ..........................................................................................................56 6.02 Certificates; Other Information ..........................................................................................58 6.03 Notices ...............................................................................................................................60 6.04 Payment of Obligations ......................................................................................................61 6.05 Preservation of Existence, Etc ...........................................................................................61 6.06 Maintenance of Properties .................................................................................................61 6.07 Maintenance of Insurance ..................................................................................................61 6.08 Compliance with Laws ......................................................................................................62 6.09 Books and Records ............................................................................................................62 6.10 Inspection Rights ...............................................................................................................62 6.11 Use of Proceeds ..................................................................................................................62 6.12 Compliance with Environmental Laws ..............................................................................62 6.13 Preparation of Environmental Reports ...............................................................................63 6.14 Further Assurances .............................................................................................................63 6.15 Pleadings ............................................................................................................................65 6.16 Bi-Weekly Calls .................................................................................................................65 6.17 Milestones ..........................................................................................................................65 6.18 Intercompany Agreement Remedies ..................................................................................65

iii 110446369 v18 ARTICLE VII NEGATIVE COVENANTS 7.01 Liens ...................................................................................................................................66 7.02 Indebtedness .......................................................................................................................68 7.03 Investments ........................................................................................................................69 7.04 Fundamental Changes ........................................................................................................70 7.05 Dispositions........................................................................................................................70 7.06 Restricted Payments ...........................................................................................................71 7.07 Change in Nature of Business ............................................................................................72 7.08 Transactions with Affiliates ...............................................................................................72 7.09 Burdensome Agreements; Negative Pledges .....................................................................72 7.10 Budget Variance .................................................................................................................72 7.11 Minimum Cash...................................................................................................................73 7.12 Amendments of Organization Documents .........................................................................74 7.13 Chapter 11 Cases ................................................................................................................74 7.14 Prepayments, Etc. of Indebtedness ....................................................................................74 7.15 Sale Leasebacks .................................................................................................................74 7.16 Anti-Terrorism Laws ..........................................................................................................74 7.17 Apple Settlement Agreement; ASF Furnace Sales; Maximum Cash .................................75 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default ...............................................................................................................76 8.02 Remedies upon Event of Default .......................................................................................80 8.03 Application of Funds..........................................................................................................80 ARTICLE IX ADMINISTRATIVE AGENT AND COLLATERAL AGENT 9.01 Appointment and Authority ...............................................................................................81 9.02 Rights as a Lender ..............................................................................................................82 9.03 Exculpatory Provisions ......................................................................................................82 9.04 Reliance by Agent ..............................................................................................................83 9.05 Delegation of Duties ..........................................................................................................83 9.06 Resignation of Agent ..........................................................................................................83 9.07 Non-Reliance on Agent and Other Lenders .......................................................................84 9.08 Collateral and Guaranty Matters ........................................................................................84 ARTICLE X CONTINUING GUARANTY 10.01 Guaranty .............................................................................................................................86 10.02 Contribution by Guarantors ...............................................................................................86 10.03 Certain Waivers ..................................................................................................................86 10.04 Liability of Guarantors Absolute .......................................................................................87 10.05 Waivers by Guarantors .......................................................................................................89 10.06 Guarantor’s Rights of Subrogation, Contribution ..............................................................89

iv 110446369 v18 10.07 Subordination of Other Obligations ...................................................................................90 10.08 Continuing Guaranty ..........................................................................................................90 10.09 Authority of Guarantors or the Borrower ..........................................................................90 10.10 Financial Condition of the Borrower .................................................................................90 10.11 Luxembourg Guarantee Limitation Language ...................................................................91 ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. ..............................................................................................................92 11.02 Notices; Effectiveness; Electronic Communications .........................................................93 11.03 No Waiver; Cumulative Remedies; Enforcement ..............................................................95 11.04 Expenses; Indemnity; Damage Waiver ..............................................................................96 11.05 Payments Set Aside ............................................................................................................98 11.06 Successors and Assigns ......................................................................................................98 11.07 Treatment of Certain Information; Confidentiality ..........................................................101 11.08 Right of Setoff ..................................................................................................................102 11.09 Interest Rate Limitation ...................................................................................................103 11.10 Counterparts; Integration; Effectiveness ..........................................................................103 11.11 Survival of Representations and Warranties ....................................................................103 11.12 Severability ......................................................................................................................103 11.13 Replacement of Lenders ..................................................................................................104 11.14 Governing Law; Jurisdiction; Etc. ...................................................................................104 11.15 Waiver of Jury Trial .........................................................................................................106 11.16 No Advisory or Fiduciary Responsibility ........................................................................106 11.17 Electronic Execution of Assignments and Certain Other Documents .............................107 11.18 USA PATRIOT Act ..........................................................................................................107 11.19 Section 956 Override .......................................................................................................107 11.20 Waiver of Immunities.......................................................................................................107 11.21 Final DIP Order ................................................................................................................108

110446369 v18 SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT This SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”) is entered into as of July 27, 2015, among GT ADVANCED TECHNOLOGIES INC., a Delaware corporation, as a debtor and debtor-in-possession, as borrower (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in- possession, as Guarantors, each Lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and Cantor Fitzgerald Securities, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agent”). PRELIMINARY STATEMENTS: WHEREAS, on October 6, 2014 (the “Petition Date”), the Borrower and certain Subsidiaries of Borrower (collectively, the “Debtors” and each individually, a “Debtor”) have commenced cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”), and the Debtors have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operations of their businesses as debtors-in-possession; and WHEREAS, the Borrower and the Guarantors have asked the Lenders to make post- petition term loans and provide other financial or credit accommodations to the Borrower, and the Lenders have agreed, subject to the conditions set forth herein, to extend a senior secured credit facility to the Borrower, comprised of term loans in the aggregate principal amount of $95,000,000. The Lenders have severally, and not jointly, agreed to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acceptable Plan” shall have the meaning specified in Section 6.17. “Advisor to Lenders” means Blackstone Advisory Partners L.P. “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, the account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

2 110446369 v18 “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit C or any other form approved by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Fee Letter” shall mean the Fee Letter, dated as of July 27, 2015, between the Agent and the Borrower. “Agent Parties” has the meaning specified in Section 11.02(c). “Aggregate Commitments” means the Commitments of all the Lenders. “Aggregate Payments” has the meaning specified in Section 10.02. “Agreement” means this Senior Secured Superpriority Debtor-in-Possession Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof. “Agreement Currency” has the meaning specified in Section 11.19. “Anti-Terrorism Laws” shall mean any Applicable Laws relating to terrorism or money laundering, including Executive Order No. 13224, the Patriot Act, the Applicable Laws comprising or implementing the Bank Secrecy Act, and the Applicable Laws administered by OFAC (as any of the foregoing Applicable Laws may from time to time be amended, renewed, extended, or replaced). “Apple Claim” has the meaning assigned to such term in the Apple Settlement Agreement. “Apple Reduced Repayment Amount” has the meaning assigned to such term in the Apple Settlement Agreement. “Apple Repayment Amount” has the meaning assigned to such term in the Apple Settlement Agreement. “Apple Settlement Agreement” shall mean the Amended and Restated Adequate Protection and Settlement Agreement, dated as of December 15, 2014, by and among Apple Inc., Platypus Development LLC, GTAT Corporation, GT Advanced Technologies, Inc., GT Advanced Equipment Holding LLC, GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC, GT Sapphire Systems Group LLC and GT Advanced Technologies Limited, as in effect on the date hereof and giving effect to any amendments in accordance with the terms of this Agreement. “Apple Security Interest” has the meaning assigned to such term in the Apple Settlement Agreement.

3 110446369 v18 “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Facility represented by (i) such Lender’s Commitment at such time and (ii) after the funding of such Loan, the principal amount of such Lender’s Loans at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means (a) 9.500% per annum payable in cash, and (b) 1.625% per annum payable in kind other than on the Maturity Date. “Approved Budget” has the meaning specified in Section 4.01(d). For the avoidance of doubt, once delivered and approved as set forth in Section 4.01(d), the Approved Budget may not be amended or modified without the prior written consent of the Lenders holding 60% of the aggregate amount of the Loans and Commitments under the Facility to the extent such amendment or modification to the Approved Budget shall have an impact on the cash disbursements variance covenant set forth in Section 7.10(b). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “ASF Furnace” has the meaning assigned to such term in the Apple Settlement Agreement. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person. “Backstop Lender” has the meaning specified in the Commitment Letter. “Blocked Person” means any Person (a) that is publicly identified (i) on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo program or (ii) as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Anti-Terrorism Law, (b) that is owned or controlled by, or that owns or controls, or that

4 110446369 v18 is acting for or on behalf of, any Person described in clause (a) above, (c) which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, and (d) that is an Affiliate of a Person described in clauses (a), (b) or (c) above. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing Notice” means a notice of a borrowing of Loan, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or any other form reasonably acceptable to the Administrative Agent. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York or the state where the Administrative Agent’s Office is located. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Carve-Out” has the meaning assigned to such term in the Final DIP Order. “Cash Equivalents” means any of the following types of Investments, to the extent owned by Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder): (a) (i) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof and (ii) obligations issued by any State of the United States of America or political subdivision thereof or corporation organized under the laws of the United States of America or any state thereof that is rated AAA by S&P and Aaa by Moody’s maturing within one year from the date of acquisition thereof; (b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than one year from the date of acquisition thereof; (c) commercial paper issued by any Person rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one year from the date of acquisition thereof;

5 110446369 v18 (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (b) above; (e) Investments, classified in accordance with GAAP as current assets of Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b), (c) and (d) of this definition; and (f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing. “Casualty Event” means, with respect to any property of any Person, any loss of title with respect to such property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such property for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the equity securities of Borrower entitled to vote for members of the board of directors or equivalent governing body of Borrower on a fully diluted basis (and taking into account all

6 110446369 v18 such securities that such “person” or “group” has the right to acquire pursuant to any option right); or (b) except as permitted by Article VII hereof, Borrower shall cease to, directly or indirectly, beneficially own and control 100% on a fully diluted basis of the economic and voting equity interests of any of its Subsidiaries. “Chapter 11 Cases” has the meaning specified in the introductory paragraph hereto “Chapter 11 Plan” has the meaning specified in Section 6.17. “Charged Hong Kong Shares” means 65% of voting and 100% of non-voting Equity Interests of any Hong Kong Subsidiary that is owned by a Loan Party. “Chinese Subsidiaries” has the meaning specified in Section 7.17(f). “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” shall have the meaning assigned to “DIP Collateral” in the Final DIP Order. For the avoidance of doubt, the Collateral will include any intercompany notes from Hong Kong Debtor to GTAT Corporation and rights of GTAT Corporation and GT Advanced Equipment Holding LLC under any intercompany sales agreement, in each case, pursuant to the Intercompany Agreement and any collateral rights thereunder. “Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreement, each Deposit Account Control Agreement and Securities Account Control Agreement, Security Agreement Supplements, Hong Kong Share Pledge Documents, Luxembourg Receivables Pledge Agreement, each of the collateral assignments, Security Agreement Supplements, IP Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent in respect of Collateral pursuant to Section 6.14, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent with respect to the Collateral for the benefit of the Secured Parties. “Commitment” means, as to each Lender, its obligation to make Loans pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment” (or, with respect to any Backstop Lender, as may be adjusted pursuant to Section 2.01(b) in the event that any Lender is a Defaulting Lender) or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.13).

7 110446369 v18 “Commitment Letter” means the Second Amended and Restated Commitment Letter dated as of July 2, 2015 among the commitment parties party thereto, the Borrower and the Debtors (other than GT Advanced Equipment Holding LLC) that are Loan Parties. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however determined) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convertible Notes” means (i) the 3.00% Convertible Senior Notes due 2017 issued by the Borrower on September 28, 2012 and (ii) 3.00% Convertible Senior Notes due 2020 issued by the Borrower on December 10, 2013. “Debtor” has the meaning set forth in the recitals to this Agreement. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdiction from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means when used with respect to Obligations, an interest rate equal to (i) the Applicable Rate, plus (ii) 3% per annum, which 3% per annum set forth in this clause (ii) shall be payable in kind other than on the Maturity Date. “Defaulting Lender” has the meaning specified in Section 2.01. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Deposit Account Control Agreement” has the meaning specified in the Security Agreement. “DIP Foreclosure” means during the existence and continuance of an Event of Default, the acceleration of Loans and the taking of any enforcement actions on any property of the Borrower and its Subsidiaries by and on behalf of the Lenders.

8 110446369 v18 “Disclosure Statement” has the meaning specified in Section 6.17. “Disposition” or “Dispose” means the sale, transfer, license, lease or sub-lease (as lessor or sublessor), assignment, conveyance or other disposition (including any sale and leaseback transaction) of any asset or property of any kind, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, by any Person (or the granting of any option or other right to do any of the foregoing), including, without limitation, any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, or the Equity Interests of any Subsidiary of the Borrower. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or any other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable, the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the mandatory or scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Effective Date” means the effective date of a plan of reorganization of the Borrower or any other Debtor that has been confirmed by an order of the Bankruptcy Court. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment or discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure

9 110446369 v18 to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal of Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate. “Event of Default” has the meaning specified in Section 8.01. “Excluded Subsidiary” means (i) any direct or indirect Subsidiary of the Borrower that is not a Debtor, provided (a) such non-Debtor Subsidiary is an Immaterial Subsidiary, (b) such non- Debtor Subsidiary would be prohibited by applicable Laws or regulation from joining in, or becoming a party to, a Guaranty, or (c) joining in, or becoming a party to, a Guaranty would result in material adverse tax consequences for the Borrower and its Subsidiaries, taken as a

10 110446369 v18 whole, (ii) any Chinese Subsidiaries, (iii) any Hong Kong Subsidiaries and (iv) any direct or indirect Subsidiary of the Borrower that is organized in Taiwan, Mauritius or Germany (or any Domestic Subsidiary of the Subsidiaries listed in clauses (ii) thru (iv)) to the extent the aggregate amount of total assets of all such Subsidiaries in this clause (iv) does not exceed 5.0% of the aggregate amount of consolidated total assets of the Borrower and its Subsidiaries. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise (or similar) Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes, imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment, pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business (including in connection with the occurrence of any Involuntary Disposition), including pension plan reversions and indemnity payments, but excluding tax refunds, return of insurance premiums and Net Cash Proceeds that are referred to in clauses (a) through (e) of the definition thereof. “Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Commitments at such time and (b) thereafter, the aggregate principal amount of the Loans of all Lenders outstanding at such time. “Fair Share” has the meaning specified in Section 10.02. “Fair Share Contribution Amount” has the meaning specified in Section 10.02. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, and any agreements entered into pursuant thereto, including any intergovernmental agreements and any rules or guidance implementing such intergovernmental agreements. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal

11 110446369 v19 Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to a national banking institution on such day on such transactions as determined by the Administrative Agent. “Final DIP Order” means the final order of the Bankruptcy Court pursuant to section 364 of the Bankruptcy Code approving the Loan Documents and the Facility entered on July 24, 2015. “Fiscal Quarter” means each fiscal quarter of any Fiscal Year. “Fiscal Year” means each fiscal year of Borrower and its Subsidiaries ending on December 31 of each calendar year. “Foreign Government Scheme or Arrangement” has the meaning specified in Section 5.12(e). “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Plan” has the meaning specified in Section 5.12(e). “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to

12 110446369 v18 government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, without duplication, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 10.01. “Guarantors” means each of the Guarantors identified on Schedule 6.14, and each Person that executes the Guaranty pursuant to the terms of Section 6.14. “Guaranty” means, the guaranty made in respect of the Obligations in favor of the Secured Parties, contemplated in Article 10 hereof or otherwise in form and substance reasonably satisfactory to the Administrative Agent, delivered pursuant to Section 6.14. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hilco Appraisal” means the (i) Inventory Appraisal report prepared by Hilco Valuation Services, LLC dated December 17, 2014, (ii) M&E Appraisal report prepared by Hilco Valuation

13 110446369 v18 Services, LLC dated December 17, 2014, and (iii) Hilco Real Property Appraisal prepared by Hilco Real Estate Appraisal, LLC dated December 17, 2014. “Hong Kong Share Pledge Agreement” has the meaning specified in Section 4.01(a)(iv). “Hong Kong Share Pledge Documents” means (i) the Hong Kong Share Pledge Agreement (certified by a Responsible Officer of GTAT Corporation), (ii) written resolutions of GTAT Corporation authorizing the entering into of the Hong Kong Share Pledge Agreement and all transactions contemplated thereunder, (iii) share certificates representing the Charged Hong Kong Shares, (iv) duly executed instruments of transfer and sold notes relating to the Charged Hong Kong Shares but with the name of the transferee, the consideration and the date left blank, and (v) a certified copy (certified by a director or secretary of Hong Kong Debtor) of the articles of association of Hong Kong Debtor. “Hong Kong Debtor” means GT Advanced Technologies Limited. “Hong Kong Subsidiary” means Hong Kong Debtor and any other Subsidiaries of the Borrower organized in Hong Kong. “IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. “Immaterial Subsidiary” means any Subsidiary that (a) does not conduct any business operations, (b) has assets with a value not in excess of $1,000 and (c) does not have any Indebtedness outstanding. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business, (ii) any earnout obligation until such obligation becomes due and payable, (iii) expenses accrued in the ordinary course of business and (iv) outstanding non- cancelable purchase orders for inventory, property and equipment); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under

14 110446369 v18 conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment prior to 91 days after the Maturity Date in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person that is non-recourse to such Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby. “Indebtedness” does not include obligations representing deferred compensation to employees of Borrower and its Subsidiaries incurred in the ordinary course of business. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Intellectual Property” has the meaning specified to the term “Intellectual Property Collateral” in the Security Agreement. “Intellectual Property Security Agreement” has the meaning specified in Section 4.01(a)(v). “Intercompany Agreement” means, collectively, the Intercompany Settlement Agreement, dated July 20, 2015, by and among GTAT Corporation, GT Advanced Technologies Limited, and GT Advanced Equipment Holding LLC, and each other agreement or document entered into pursuant to such Intercompany Settlement Agreement, including all exhibits thereto. “Intercompany Notes” means Priority Note and Contingent Note, in each case, as defined in the Intercompany Agreement.

15 110446369 v18 “Intercompany Subordination Agreement” means the Intercompany Subordination Agreement to be executed and delivered by Borrower and each Subsidiary of Borrower, substantially in the form attached hereto as Exhibit E. “Interest Payment Date” means the last Business Day of each calendar month and the Maturity Date of the Facility. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, net of any return of capital with respect to such Investment that has been repaid (and actually received) in cash to such Person (to the extent such amount does not exceed the original Investment). “Involuntary Disposition” means any involuntary loss, damage or destruction of property, or any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property. “IP Rights” has the meaning specified in Section 5.17. “IP Security Agreement Supplement” has the meaning specified in the Security Agreement. “IRS” means the United States Internal Revenue Service. “Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Facility” means the letter of credit facility not to exceed $15,000,000 in aggregate face amount on terms and conditions satisfactory to the Required Lenders. “Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Loans at such time. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent in writing.

16 110446369 v18 “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or similar preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means an advance made by any Lender under the Facility. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) each Guaranty, (d) the Collateral Documents, (e) the Final DIP Order, (f) the Commitment Letter, (g) the Intercompany Subordination Agreement and (h) the Agent Fee Letter. “Luxembourg” means the Grand Duchy of Luxembourg. “Luxembourg Companies Register” means the Luxembourg Register of Commerce and Companies (R.C.S Luxembourg). “Luxembourg Guarantor” means GT Advanced Technologies Luxembourg S.à.r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg, having a share capital of EUR 12,501, having its registered office at 7, rue Robert Stümper, L-2557 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 164.807. “Luxembourg Insolvency Event” means, the occurrence of a Luxembourg Insolvency Proceeding. “Luxembourg Insolvency Proceeding” means , in relation to the Luxembourg Guarantor or any of its assets, any corporate action, legal proceedings or other procedure or step in relation to bankruptcy (faillite), insolvency, judicial or voluntary liquidation (liquidation judiciaire ou volontaire), composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (action paulienne), general settlement with creditors, reorganization or similar laws affecting the rights of creditors generally. "Luxembourg Receivables Pledge Agreement" means the Luxembourg law governed receivables pledge agreement dated on or around the date hereof and made between the Luxembourg Guarantor as pledgor and the Collateral Agent. “Loan Parties” means, collectively, Borrower and each Guarantor. “Majority Commitment Parties” has the meaning set forth in the Commitment Letter. “Material Adverse Effect” means a material adverse change in, or material adverse effect on, (i) the business, properties, condition (financial or otherwise), results of operations or liabilities of the Borrower and its Subsidiaries, taken as a whole, other than any change, event or occurrence, arising individually or in the aggregate, from (a) events leading up to the

17 110446369 v18 commencement of proceedings under Chapter 11 of the Bankruptcy Code and (b) events that would reasonably be expected to result from the filing or commencement of the Chapter 11 Cases or the announcement of the filing or commencement of the Chapter 11 Cases, (ii) the ability of the Borrower or the Guarantors to perform their respective Obligations under this Agreement or any Loan Document or (iii) the ability of any Agent and/or the Lenders to enforce their rights and remedies under the Loan Documents. “Material Contract” means any contract or other arrangement which if terminated could reasonably be expected to have a Material Adverse Effect. “Material Real Property” means fee owned real property, in each case with a fair market value in excess of $2,000,000, including, without limitation, the New Hampshire Property. “Maturity Date” means the earliest to occur of (a) July 27, 2016, (b) the Effective Date, and (c) the acceleration of the Loans and termination of the Commitments in accordance with Article VIII. “Maximum Rate” has the meaning specified in Section 11.09. “Mesa ASF Furnace” shall have the meaning set forth in the Apple Settlement Agreement. “Mesa Facility” means the facility leased by GTAT Corporation under the Amended and Restated Facility Lease Agreement effective as of December 15, 2014 by and between GTAT Corporation and Platypus Development LLC. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Narrative Report” means, with respect to the financial statements for which such narrative report is required, management’s discussion and analysis of the financial condition and results of operations, in each case, for the applicable month, Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate and comparison to and variances from the immediately preceding period and Approved Budget. “Net Cash Proceeds” means: (a) in connection with any Disposition (other than (x) Dispositions pursuant to Sections 7.05(a), (b), (c), (d), (e), (h), (j), (k), (l), (n), (p) or (q) and (y)

18 110446369 v18 Dispositions of all or substantially all of the assets of Subsidiaries of the Borrower pursuant to Sections 7.04(b)), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries after the date of the execution of the Commitment Letter, whether from a single transaction or a series of related transactions, net of the sum of (i) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), together with any applicable premium, penalty, interest and breakage costs, (ii) the reasonable and customary out-of-pocket expenses incurred or, reasonably estimated at the time of such Disposition to be incurred, by such Loan Party or such Subsidiary in connection with such transaction to the extent paid to a Person that is not a Loan Party; provided that such expenses are disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated expenses pursuant to this subclause (ii) exceeds the amount of expenses actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds, (iii) taxes paid or, reasonably estimated at the time of such Disposition to be payable, in connection with such Disposition within two years of the date of the relevant Disposition (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), provided that such taxes are disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b), provided further that, if the amount of any estimated taxes pursuant to this subclause (iii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds, and (iv) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposition (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); provided, that no such net cash proceeds received pursuant to this clause (a) shall constitute Net Cash Proceeds unless the aggregate amount of all such net cash proceeds shall exceed (x) to the extent received after the Closing Date, $12,500,000 in the aggregate, in which case, such excess shall constitute Net Cash Proceeds and (y) to the extent received between the execution of the Commitment Letter and the Closing Date, $5,000,000 in the aggregate, in which case, such excess shall constitute Net Cash Proceeds; provided further that, for the avoidance of doubt, proceeds from any Disposition permitted to be retained by the Hong Kong Debtor pursuant to the Intercompany Agreement shall not constitute Net Cash Proceeds. (b) in connection with any Disposition permitted under Section 7.05(e), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, whether from a single transaction or a series of related transactions, net of the sum of fees and expenses related to shipping and installation (to the extent payable to a Subsidiary of the Borrower that is not a Loan Party so long as such fees and expenses shall be incurred in the ordinary course of business and pursuant to arm’s length transactions) incurred, or reasonably estimated at the time of such Disposition to be incurred, in connection with the Disposition of such sold furnaces (other than, for the avoidance of doubt, Mesa wind-down and crating costs); provided that any estimated expenses shall not exceed $26,000 per sold ASF Furnace (except

19 110446369 v18 to the extent actually incurred) and all such fees and expenses related to shipping and installation incurred or estimated to be incurred, in each case, as of the date of such Disposition shall be disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated expenses pursuant to this clause (b) exceeds the amount of expenses actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; provided further that, for the avoidance of doubt, proceeds from the Disposition of ASF Furnace permitted to be retained by the Hong Kong Debtor pursuant to the Intercompany Agreement shall not constitute Net Cash Proceeds. (c) in connection with the incurrence, issuance or sale of any Indebtedness by any Loan Party or any of its Subsidiaries (other than all Indebtedness permitted to be incurred under Section 7.02), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such transaction, to the extent paid or payable to non-Affiliates; including (i) underwriting discounts and commissions, (ii) taxes, (iii) reasonable and customary out-of-pocket costs and expenses, in each case, incurred by such Loan Party or such Subsidiary in connection therewith. (d) in connection with any issuance or sale of Equity Interests (other than issuance or sales to any officer, employee or director of the Borrower or its Subsidiaries), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such transaction, to the extent paid or payable to non-Affiliates, including (i) reasonable out-of-pocket attorney’s fees, investment banking fees, accountants’ fees, underwriting discounts, (ii) commissions and (iii) other reasonable and customary out-of-pocket costs and expenses actually incurred by such Loan Party or such Subsidiary in connection therewith. (e) in connection with any Casualty Event, 100% of the cash insurance proceeds received after the execution of the Commitment Letter by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such Casualty Event, including (i) all reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation and (ii) taxes paid or reasonably estimated at the time of such Casualty Event to be payable within two years of the date of the relevant Casualty Event as a result of any gain recognized in connection with such Casualty Event (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), provided that such taxes are promptly disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated taxes pursuant to this subclause (ii) exceeds the amount of taxes actually required to be paid in cash in respect of such Casualty Event, the aggregate amount of such excess shall constitute Net Cash Proceeds. Notwithstanding anything to the contrary in this clause (e), any such portion of the insurance proceeds that (i) are intended to be applied (or are applied) to remediate or repair the ASF Furnaces damaged by the May 26, 2015 fire at the Debtor’s Mesa Facility shall not be deemed Net Cash Proceeds for purposes of Section 2.05(b) and (ii) are in relation to Mesa ASF Furnaces that have suffered a total loss and are required to be applied to repay the Apple

20 110446369 v18 Claim pursuant to the Apple Settlement Agreement shall not be deemed Net Cash Proceeds for purposes of Section 2.05(b). (f) in connection with any Extraordinary Receipts, 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such Extraordinary Receipt, including all reasonable out-of- pocket costs and expenses incurred in connection with the collection of such proceeds. “New Hampshire Property” means the real property and improvements at 243-247 Daniel Webster Highway, Merrimack, New Hampshire. “Non-Consenting Lender” has the meaning specified in Section 11.01. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B. “Obligations” means all obligations of every nature of each Loan Party and its Subsidiaries from time to time owed to the Agent (including former Agent), the Lenders or any of them, under this Agreement or any Loan Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding), fees, expenses (including fees and expenses of counsel), indemnification or otherwise and whether primary, secondary, direct, indirect, absolute, contingent, fixed or otherwise, now existing or hereafter arising (including obligations of performance). “OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department. “OFAC Sanctions Program” means (a) the Requirement of Law and Executive Orders administered by OFAC, including but not limited to, Executive Order No. 13224, and (b) the list of Specially Designated Nationals and Blocked Persons administered by OFAC, in each case, as renewed, extended, amended or replaced. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Original Commitment Letter” means the Commitment Letter dated as of March 17, 2015 among the commitment parties party thereto and the Borrower.

21 110446369 v18 “Original Commitment Letter Order” means the Order Pursuant to Bankruptcy Code Sections 363(B) and 503(B) and Bankruptcy Rules 2002 and 6004(H) (A) Authorizing Debtors to Pay Put Option Premium and Expenses to Certain Unaffiliated GT Noteholders in Connection with Debtor in Possession Financing Commitment and (B) Approving Information Sharing Obligations and Indemnity Thereunder entered by the Bankruptcy Court on March 20, 2015 at Docket No. 1490. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06 or Section 11.13). “Outstanding Amount” means, on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans, as the case may be, occurring on such date. “Participant” has the meaning specified in Section 11.06(e). “Participant Register” has the meaning specified in Section 11.06(e). “Patriot Act” has the meaning specified in Section 11.18. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any “employee pension benefit plan” (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Acquisitions” means the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any

22 110446369 v18 other Person (other than a Subsidiary), or the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all (other than directors’ qualifying shares) of the Equity Interests (or all of the remaining Equity Interests not then owned by such Person) of any other Person (other than a Subsidiary); provided that such Permitted Acquisition is approved by the Required Lenders in their sole discretion. “Permitted Encumbrances” means, with respect to any real property, easements, rights of way, minor encroachments, title restrictions, zoning restrictions which (i) exist on the date of the acquisition of the property, directly or indirectly (and are not created in contemplation thereof) or (ii) do not materially impair the use of the real property subject thereto for the purpose for which it is used. “Permitted Hong Kong Debtor Transfer” means a transfer of cash or Cash Equivalents by any Hong Kong Debtor to Luxembourg Guarantor (including by means of an Investment) in an amount not to exceed such amount as is required by, and the proceeds of which are used within 2 Business Days after the receipt, solely for, (i) Luxembourg Guarantor to pay to the Borrower or any of its Domestic Subsidiaries that is a Loan Party that portion of R&D Costs which are allocated to the Hong Kong Debtor pursuant to the Borrower’s accounting procedures or (ii) Luxembourg Guarantor to pay, or for Luxembourg Guarantor to distribute to the Borrower or any of its Domestic Subsidiaries that is a Loan Party to pay, in each case, its respective Tax liability attributable to income recognized by Luxembourg Guarantor in respect of its interest in Hong Kong Debtor or attributable to Subpart F income (as defined in Section 952 of the Code) recognized by the Borrower or any of its Domestic Subsidiaries that is a Loan Party in respect of its interest in Luxembourg Guarantor or the Hong Kong Debtor; provided that, in each case, within 2 Business Days of the making of such transfer, the Luxembourg Guarantor shall further transfer such amounts to the Borrower or any of its Domestic Subsidiaries that is a Loan Party. “Permitted Liens” means those Liens permitted pursuant to Section 7.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Petition Date” has the meaning specified in the introductory paragraph hereto. “PIK Portion” has the meaning specified in Section 2.08. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of Borrower or any ERISA Affiliate or any such Plan to which Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” has the meaning given to the term “Pledged Debt” in the Security Agreement. “Pledged Equity” has the meaning given to the term “Pledged Equity” in the Security Agreement.

23 110446369 v18 “primary obligor” has the meaning assigned in the definition of the term Guarantee. “Projections” has the meaning specified in Section 5.15. “Public Lender” has the meaning specified in Section 6.02. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “R&D Costs” means research and development costs incurred by a Loan Party or Hong Kong Debtor. “Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any Loan Party, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof. “Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party pursuant to a Loan Document hereunder under this Agreement. “Reclamation Dispositions” means Dispositions pursuant to reclamation claims approved by the Bankruptcy Court pursuant to the Order Establishing Procedures for the Assertion, Resolution and Satisfaction of Reclamation Claims on October 9, 2014 at Docket No. 94. “Register” has the meaning specified in Section 11.06(d). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, controlling persons, agents, trustees, representatives, attorneys and advisors of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the aggregate amount of the Loans and Commitments under the Facility on such date; provided that, for purposes of any amendment, consent or waiver which affects the cash disbursements variance covenant set forth in Section 7.10(b), consent of the Lenders holding more than 60% of the aggregate amount of the Loans and Commitments under the Facility on such date shall be required. “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, any authorized signatory appointed by the board of managers (conseil de gérance), any manager (gérant) or controller of a Loan Party and solely for purposes of the delivery of certificates pursuant to Section 4.01, the secretary or any assistant secretary of

24 110446369 v18 a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. “Sanction(s)” means any international economic sanction administered or enforced by OFAC. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw- Hill Companies, Inc., and any successor thereto. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Securities Account Control Agreement” has the meaning specified in the Security Agreement. “Security Agreement” has the meaning specified in Section 4.01(a)(iii). “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Subsidiary” of a Person means a corporation, partnership, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower. “Superpriority Claim” means a claim against a Loan Party in any of the Chapter 11 Cases that is a superpriority administrative expense claim having priority over any or all administrative expenses and other claims of the kind specified in, or otherwise arising or ordered under, any sections of the Bankruptcy Code (including, without limitation, sections 105, 326, 328, 330, 331,

25 110446369 v18 503(b), 507(a), 507(b), 546, 726, 1113 and/or 1114 thereof), whether or not such claim or expenses may become secured by a judgment Lien or other non-consensual Lien, levy or attachment subject to the Carve-Out in all respects. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to- market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person. “Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholding (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

26 110446369 v18 “Threshold Amount” means $1,000,000. “Transaction” means, collectively, (a) the execution, delivery and performance by the Borrower and each other Loan Party of the Loan Documents to which it is a party, (b) the Loans hereunder and the use of proceeds of such Loans, (c) the granting of the Liens pursuant to the Collateral Documents, (d) the Guaranty provided by the Guarantors and (e) any other transactions entered into by the Loan Parties in connection with the foregoing, to the extent permitted under the Loan Documents. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Unfunded Amount” has the meaning specified in Section 2.01. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “United States” and “U.S.” mean the United States of America. “Variance Report” has the meaning specified in Section 6.01(c). “Wholly Owned Subsidiary” means as to any Person, any other Person, all of the Equity Interest of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan

27 110446369 v18 Document in which such references appear, (v) any reference to any law, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law, rule or regulation and any reference to any law or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Without prejudice to the generality of any provision of this Agreement, to the extent this Agreement relates to the Luxembourg Guarantor a reference to: (a) a receiver, administrative receiver, administrator, trustee, custodian, sequestrator, conservator or similar officer appointed for the reorganization or liquidation of the business of a person includes, without limitation, a juge délégué, commissaire, juge-commissaire, mandataire ad hoc, administrateur provisoire, liquidateur or curateur; (b) a lien or security interest includes any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de rétention and any type of security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title by way of security; (c) a person being unable to pay its debts includes that person being in a state of cessation de paiements; (d) creditors process means an executory attachment (saisie exécutoire) or conservatory attachment (saisie conservatoire); (e) a guarantee includes any garantie which is independent from the debt to which it relates and excludes any suretyship (cautionnement) within the meaning of Articles 2011 and seq. of the Luxembourg Civil Code; (f) by-laws or constitutional documents includes its up-to-date (restated) articles of association (statuts coordonnés); and (g) a director includes an administrateur or a gérant. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time. (b) Changes in GAAP. If at any time any change in GAAP (including a conversion to IFRS as described below) or in the application thereof would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the

28 110446369 v18 Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. If Borrower notifies the Administrative Agent that it is required to report under IFRS or has elected to do so through an early-adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided that after such conversion, Borrower cannot elect to report under U.S. generally accepted accounting principles). 1.04 Rounding. Any financial ratios required to be maintained by the Loan Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Currency Equivalents Generally. For purposes of any determination under Article VI, Article VII or Article VIII or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into Dollars at currency exchange rates in effect on the date of such determination; provided, however, that for purposes of determining compliance with Article VII with respect to the amount of any Indebtedness, Investment, Disposition or Restricted Payment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred or Disposition or Restricted Payment made; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.06 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred or Disposition or Restricted Payment made at any time under such Sections. Notwithstanding anything to the contrary herein, for purposes of determining compliance with Section 7.17(e) and Section 7.17(f), with respect to the amount of cash and Cash Equivalents in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange. ARTICLE II THE COMMITMENTS AND LOANS 2.01 The Loans. (a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan in Dollars to the Borrower on the Closing Date in an amount equal to the Commitment of such Lender (and not to exceed such Lender’s Applicable Percentage of the aggregate Commitments). The Loans shall be made simultaneously by the

29 110446369 v18 Lenders in accordance with their respective Applicable Percentage, provided that the aggregate principal amount of Loans outstanding shall not exceed the aggregate principal amount of the Commitments at any time. (b) In the event that any Lender fails to fund all or a portion of such Lender’s Applicable Percentage (the “Unfunded Amount”) and the Borrower delivers a notice to the Backstop Lenders within one (1) Business Day following the Closing Date (any such Lender, a “Defaulting Lender”), the Backstop Lenders shall, ratably in accordance with their Applicable Percentage, fund such Unfunded Amount within three (3) Business Days following receipt of such notice; provided that no Backstop Lender shall be required to fund Loans in the aggregate amount (including the Loans funded on the Closing Date pursuant to clause (a) above and this clause (b)) in excess of the amount set forth on Schedule 2.01(A)1. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. 2.02 Loans. (a) Each Loan shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone, facsimile or other electronic submission. Such notice must be received by the Administrative Agent not later than 12:00 noon four (4) Business Days prior to the Closing Date. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice, appropriately completed and signed by a Responsible Officer of the Borrower within one (1) Business Day of such telephonic notice. Each Borrowing Notice (whether telephonic or written) shall specify (i) the requested date of the Loans and (ii) the principal amount of Loans to be borrowed. (b) Following receipt of a Borrowing Notice, the Administrative Agent shall promptly notify the Lender of the amount of its Applicable Percentage. Each Lender, on the Closing Date or, if any Lender is a Defaulting Lender, on such later date as specified in Section 2.01, shall remit 97.00% of the principal amount equal to its Applicable Percentage. Upon satisfaction of the conditions set forth in Section 4.01, the Administrative Agent shall make all funds so received available to the Borrower by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. For the avoidance of doubt, interest shall accrue on 100% of the principal amount of the Loans. 2.03 Put Option Premium. (a) On the Closing Date, the Borrower shall pay the Backstop Lenders, in cash, ratably in accordance with their backstop commitments, 3.0% of the initial aggregate principal amount of all Loans funded on the Closing Date (the “Put Option Premium”) (it being understood that the Put Option Premium has been fully earned upon the entry of the Original Commitment Letter Order); provided that no such amount shall be paid to any Backstop Lender that is a Defaulting Lender; provided, further, that the Put Option Premium which would have been allocated to any such Backstop Lender that is a Defaulting Lender 1 Schedule will be 1.316 times such Backstop Lender’s commitment under the Commitment Letter

30 110446369 v18 shall be reallocated to the other Backstop Lenders based on the amount of the Unfunded Amount provided by such Backstop Lenders. For the avoidance of doubt, the pro rata share of the Put Option Premium payable to each Backstop Lender shall be calculated based upon the commitments set forth in the Original Commitment Letter annexed to the Original Commitment Letter Order. (b) On the Closing Date, the Borrower shall pay the Backstop Lenders, ratably in accordance with their backstop commitments under the Commitment Letter, 1.04% of the initial aggregate principal amount of all Loans funded on the Closing Date (the “Extension Put Option Premium”); provided that (i) 24% of the Extension Put Option Premium shall be added to the principal amount of the Loans and (ii) 76% of the Extension Put Option Premium shall be paid, in cash, to the Backstop Lenders; provided, further, that no such amount shall be paid to any Backstop Lender that is a Defaulting Lender; provided, further, that the Extension Put Option Premium which would have been allocated to any such Backstop Lender that is a Defaulting Lender shall be reallocated to the other Backstop Lenders based on the amount of the Unfunded Amount provided by such Backstop Lenders. For the avoidance of doubt, the Extension Put Option Premium shall amend and supersede the Extension Put Option Premium approved by the order of the Bankruptcy Court entered on May 12, 2015 Docket No. 1807. 2.04 Warrants. The Borrower shall issue, or cause to be issued, warrants to the Lenders on terms and conditions set forth in Final DIP Order. 2.05 Prepayments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay the Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 12:00 noon three (3) Business Days prior to any date of prepayment of; and (B) any prepayment of Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.03. (b) Mandatory. (i) Without limiting Section 2.07(b), within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash Proceeds, other than the Net Cash Proceeds described in clause (b) of the definition of Net Cash Proceeds, the Borrower shall apply, or cause to be applied, payments in an amount equal to any such Net Cash Proceeds, all in accordance with Section 2.05(c). Nothing contained in this

31 110446369 v18 Section 2.05(b) shall permit the Borrower or any of its Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 7.05; and (ii) Within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash Proceeds described in clause (b) of the definition of Net Cash Proceeds prior to a DIP Foreclosure, the Borrower shall apply or cause to be applied, payments in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the following order: first, in an amount equal to the applicable Apple Repayment Amount, or if applicable, the Apple Reduced Repayment Amount, to pay the Apple Claim, and second, with respect to 20% of any remaining Net Cash Proceeds (x) retained by the Loan Parties pursuant to the Intercompany Agreement, if the Intercompany Agreement is applicable to such Net Cash Proceeds or (y) received by the Loan Parties, if the Intercompany Agreement is not applicable to such Net Cash Proceeds (in each case, after giving effect to the “first” clause), to prepay the Loans, provided that, upon a DIP Foreclosure, (x) with respect to any sale of any “ASF Furnace” (as such term is defined in the Apple Settlement Agreement) that is subject to the Apple Security Interest, the Net Cash Proceeds from such sale shall be applied, first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under this Article III) payable to the Administrative Agent in its capacity as such, second, to repay all accrued and unpaid interest, fees, expenses and other Obligations (including any interest, fees or put option premium paid in kind, but other than any initial principal amount), third, to repay the initial principal amount of the Loans in an aggregate amount not to exceed $95,000,000, fourth, to repay the Apple Claim, and fifth, any other Obligations and (y) with respect to any sale of any other ASF Furnace, the Net Cash Proceeds from such sale shall be applied to repay the outstanding Obligations. (c) Application of Prepayment. Each optional and mandatory prepayment of the Loans pursuant to Section 2.05(a) and Section 2.05(b) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment of the Loans shall be applied on a pro rata basis to the outstanding Loans. For the avoidance of doubt, optional and mandatory prepayments of Loans may not be re-borrowed. 2.06 Termination of Commitment. The Aggregate Commitments shall be automatically and permanently reduced to zero on the date of the funding of the Loans. 2.07 Repayment of Loans. (a) The Borrower shall repay on the Maturity Date to the Administrative Agent for the benefit of the Lenders the aggregate principal amount of all Loans and all other Obligations outstanding as of the Maturity Date (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.05). (b) Immediately upon the sale of all or substantially all the Equity Interests of the Borrower or the Disposition of all or substantially all of the assets of the Borrower and its Subsidiaries prior to the Effective Date, the Borrower shall repay to the Administrative

32 110446369 v18 Agent for the benefit of the Lenders the aggregate amount of all Loans then outstanding, all other outstanding Obligations and a premium in an amount equal to 1.5% of the principal amount of the Loans then outstanding. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), the Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Applicable Rate, provided that any portion of the interest (including the interest at the Default Rate) payable in kind (such portion, the “PIK Portion”) shall accrue and be capitalized and be added to the aggregate principal balance of the Loans in arrears on each Interest Payment Date; provided, further, the Borrower may elect to pay all or a portion of the PIK Portion in cash by delivering a certificate to the Administrative Agent on or prior to the date that is three (3) Business Days prior to the date such payment is due, in which case the Borrower shall pay all or such portion of the PIK Portion, as the case may be, in cash. (b) Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder, shall thereafter bear interest at the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 2.08 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or any Lender. (c) Interest on the Loans shall be due and payable in arrears on each Interest Payment Date and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment. 2.09 Fees. The Borrower shall pay all fees and expenses set forth in the Agent Fee Letter at the times when such payments are due and payable. 2.10 Computation of Interest and Fees. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed. Interest shall accrue for the day on which the Loan is made, and shall not accrue on a Loan for the day on which the Loan or such portion is paid. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. The Loans shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent (including, in accordance with Section 11.06(d)) in the ordinary course of business. The accounts or records maintained by the Administrative Agent (including, in accordance with Section 11.06(d)) and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations in respect of the Loans. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and

33 110446369 v18 records of the Administrative Agent (including, in accordance with Section 11.06(d)) in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender, the Borrower shall execute and deliver to such Lender a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date and maturity of its Loans and payments with respect thereto. In the event of a conflict between the records maintained by the Administrative Agent and the principal amount stated on a Note, the records of the Administrative Agent shall control. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by any of the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and any interest or fees, as the case may be, shall continue to accrue. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loans that such Lender will not make available to the Administrative Agent such Lender’s share of such Loans, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by any the Borrower, the interest rate applicable to the Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Loans to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Loans. Any payment by the Borrower shall be without prejudice to any claim the

34 110446369 v18 Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (d) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (e) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under this Article II) payable to the Administrative Agent in its capacity as such, (ii) second, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable

35 110446369 v18 to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of such Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement, or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to Borrower or Borrower’s Affiliates or Subsidiaries (as to which the provisions of this Section shall apply); provided that and for the avoidance of doubt no assignments or sale of participations to Borrower, Borrower’s Affiliates or Subsidiaries are permitted. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party, as applicable) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall

36 110446369 v18 be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws, and if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications by the Borrower. Each of the Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Tax Indemnifications by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (x) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(e) relating to the maintenance of a Participant Register and (z) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii). (e) Evidence of Payments. As soon as practicable, after any payment of Taxes by the Borrower to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

37 110446369 v18 (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W- 8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

38 110446369 v18 (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E (or successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W- 8ECI, IRS Form W-8BEN, a Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may instead provide a Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D),

39 110446369 v18 “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Status of Administrative Agent. On or before the Closing Date, the Administrative Agent shall provide to the Borrower, two duly-signed, properly completed copies of the documentation prescribed in clause (i) or (ii) below, as applicable (together with all required attachments thereto): (i) IRS Form W-9 or any successor thereto, or (ii) (A) IRS Form W-8ECI or any successor thereto, and (B) with respect to payments received on account of any Lender, a U.S. branch withholding certificate on IRS Form W-8IMY or any successor thereto evidencing its agreement with the Borrower to be treated as a U.S. Person for U.S. federal withholding purposes. At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person (i) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations.

40 110446369 v18 3.02 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement); or (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender of making any Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower (with respect to any such costs in respect of the Loans) will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower (with respect to any such amounts in respect of the Facility), such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.02 and delivered to the Borrower (with a copy to the Administrative Agent) shall be conclusive absent manifest error. The Borrower (with respect to any such amounts in respect of the Facility) shall pay such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.02 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.02 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or

41 110446369 v18 reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). 3.03 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower (with respect to any such amounts in respect of the Facility) shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay or borrow the Loans on the date or in the amount notified by the Borrower; or (b) any assignment of a Loan on a day other than the last Business Day of the calendar month therefor as a result of a request by the Borrower pursuant to Section 11.13; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained (excluding loss of anticipated profit). The Borrower (with respect to any such amounts) shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 3.04 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender or the Administrative Agent requests compensation under Section 3.02, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or the Administrative Agent, or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender or the Administrative Agent gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the Administrative Agent, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.02, as the case may be, in the future, and (ii) in each case, would not subject such Lender or the Administrative Agent, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender, as the case may be. The Borrower (with respect to any such amounts in respect of the Facility) hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.04(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.05 Survival. The Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

42 110446369 v18 ARTICLE IV CONDITIONS PRECEDENT TO BORROWING 4.01 Conditions of Extension of Loans. The obligation of each Lender to make its Loan hereunder is subject to Majority Commitment Parties’ satisfaction (or waiver by the Majority Commitment Parties) of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated as of the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Majority Commitment Parties: (i) executed counterparts of this Agreement and the Intercompany Subordination Agreement; (ii) a Note executed by the Borrower in favor of each Lender requesting a Note; (iii) a U.S. security agreement (together with each other security agreement and security agreement supplement delivered in respect of the Collateral pursuant to Section 6.14, in each case as amended, the “Security Agreement”), duly executed by each Loan Party, together with: (A) certificates representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt referred to therein indorsed in blank (including, for the avoidance of doubt, any intercompany notes owed from the Hong Kong Debtor to GTAT Corporation pursuant to the Intercompany Agreement), (B) proper financing statements, in appropriate form for filing under the UCC of all jurisdictions that are necessary or advisable (as reasonably determined by the Majority Commitment Parties) or that the Administrative Agent may reasonably request in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, (C) completed lien searches, dated on or before the Closing Date, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements, (D) all other recordings and filings (including all UCC financing statements) that are necessary or advisable (as reasonably determined by the Majority Commitment Parties) to be filed, recorded or registered, or that the Administrative Agent may reasonably request in order to perfect the Liens created thereby,

43 110446369 v18 (E) the Deposit Account Control Agreements and the Securities Account Control Agreement, in each case as referred to and required under the Security Agreement and duly executed by the appropriate parties, and (F) evidence that all other action that is necessary or advisable (as reasonably determined by the Majority Commitment Parties) or that the Administrative Agent may reasonably request in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements); (iv) a deed of share charge (the “Hong Kong Share Pledge Agreement”) duly executed by GTAT Corporation, together with other Hong Kong Share Pledge Documents; (v) the Luxembourg Receivables Pledge Agreement; (vi) the Agent Fee Letter, executed and delivered by the Administrative Agent and the Borrower in form and substance satisfactory to the Administrative Agent and the Borrower; (vii) an intellectual property security agreement (together with each other intellectual property security agreement and intellectual property security agreement supplement delivered pursuant to Section 6.14, in each case as amended, the “Intellectual Property Security Agreement”), duly executed by each Loan Party that owns intellectual property registered in the United States, together with evidence that all action that the Majority Commitment Parties may reasonably deem necessary or desirable in order to perfect the Liens created under the Intellectual Property Security Agreement has been taken; (viii) a certificate of the secretary or assistant secretary (or other equivalent officer, partner or manager) of each Loan Party dated as of the Closing Date which shall certify (i) copies of resolutions of the board of directors (or other equivalent governing body, member or partner) of such Loan Party authorizing (1) the execution, delivery and performance of this Agreement and each other Loan Document to which such Loan Party is a party (including, in the case of the Borrower, authorization of the borrowing of the Loans), and (2) the granting by such Loan Party of the security interests in and liens upon the Collateral to secure all of the Obligations (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Agreement and the other Loan Documents to which such Loan Party is a party, (iii) copies of the Organization Documents of such Loan Party as in effect on such date, complete with all amendments thereto, (iv) the good standing (or equivalent status to the extent applicable) of such Loan Party in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Loan Party’s business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than 30 days prior to the Closing Date, issued by

44 110446369 v18 the Secretary of State or other appropriate official of each such jurisdiction as attached to such certificate, and (v) in case of the Luxembourg Guarantor (a) an electronic true and complete certified excerpt of the Luxembourg Companies Register pertaining to it dated as of the Closing Date, (b) an electronic certified true and complete certificate of non- registration of judgment (certificat de non-inscription d’une décision judiciaire) dated as of the Closing Date issued by the Luxembourg Companies Register and reflecting the situation no more than one Business Day prior to the Closing Date certifying that, as of the date of the day immediately preceding such certificate, the Luxembourg Guarantor has not been declared bankrupt (en faillite), and that it has not applied for general settlement or composition with creditors (concordat préventif de faillite), controlled management (gestion contrôlée), or reprieve from payment (sursis de paiement), judicial or voluntary liquidation (liquidation judiciaire ou volontaire), such other proceedings listed at Article 13, items 2 to 11, 13 and Article 14 of the Luxembourg Act dated December 19, 2002 on the Register of Commerce and Companies, on Accounting and on Annual Accounts of the Companies (as amended from time to time), (and which include foreign court decisions as to faillite, concordat or analogous procedures according to Council Regulation (EC) n°1346/2000 of May 29, 2000 on insolvency proceedings), (c) a certification that as of the Closing Date the Luxembourg Guarantor is not subject to nor, as applicable, does it meet or threaten to meet the criteria of bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de faillite), controlled management (gestion contrôlée), reprieve from payment (sursis de paiement), general settlement with creditors, reorganization or similar laws affecting the rights of creditors generally and no application has been made or is to be made by its managers or, as far as they are aware, by any other person for the appointment of a commissaire, juge-commissaire, liquidateur, curateur or similar officer pursuant to any voluntary or judicial insolvency, winding-up, liquidation or similar proceedings, and (d) a certificate of the domiciliation agent certifying due compliance by the Luxembourg Guarantor with, and adherence to, the provisions of the Luxembourg Law dated 31 May 1999 concerning the domiciliation of companies, as amended, and the related regulations; (ix) a favorable opinion of Ropes & Gray LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; (x) a favorable opinion of Paul Hastings LLP, counsel to the Loan Parties, addressed to the Lenders and the Administrative Agent, relating to the entry of the Final DIP; (xi) a favorable opinion of Deacons, counsel to the Loan Parties addressed to the Administrative Agent and each Lender, with respect to the Hong Kong Share Pledge Documents (other than with respect to clause (ii) of such definition); (xii) a favorable opinion of Loyens & Loeff Luxembourg S.à r.l., counsel to the Loan Parties addressed to the Administrative Agent and each Lender, with respect to the capacity of the Luxembourg Guarantor to enter into the Loan Documents and the absence of stamp duty or filing requirements in form and substance reasonably satisfactory to the Majority Commitment Parties;

45 110446369 v18 (xiii) a favorable opinion of NautaDutilh Avocats Luxembourg S.à r.l., counsel to the Administrative Agent addressed to the Administrative Agent and each Lender, with respect to the enforceability of the Luxembourg Receivables Pledge Agreement, the validity and enforceability of the choice of law and choice of jurisdiction clauses, the recognition of foreign judgments relating to such Loan Documents and other related matters in form and substance reasonably satisfactory to the Majority Commitment Parties; (xiv) a closing certificate signed by a Responsible Officer of the Borrower dated as of the Closing Date, stating that (i) all representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all material respects (or in all respects with regards to representations and warranties already qualified by materiality) on and as of such date (except to the extent that any such representation or warranty speaks or is referenced to a particular date, in which case stating that such representation or warranty is true and correct in all material respects (or in all respects with regards to representations and warranties already qualified by materiality) as of such date) and (ii) on such date no Default or Event of Default has occurred and is continuing at the time of, or immediately after giving effect to, the making of the Loans on the Closing Date; and (xv) a Borrowing Notice relating to the Loans to be made on the Closing Date. (b) The Put Option Premium and the Extension Put Option Premium shall have been paid in accordance with Section 2.03. (c) All fees and expenses required to be paid on or before the Closing Date shall have been paid pursuant to the Agent Fee Letter and the Commitment Letter. (d) The Administrative Agent, the Advisor to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement shall have received a budget (the “Approved Budget”), projecting cash flows through the maturity of the Facility in form consistent with the budget previously delivered to the Advisor to Lenders, which budget shall be approved by the Majority Commitment Parties in their reasonable discretion, provided that any material modification prior to the Closing Date to the budget previously delivered to the Lenders shall be subject to the consent of the Majority Commitment Parties in their sole good faith discretion; provided further, that all Lenders shall receive on a public basis a budget that is consistent with the Approved Budget and in form consistent with the Approved Budget previously provided to the Lenders and made public in the Borrower’s Form 8-K dated as of July 7, 2015. (e) The Administrative Agent, the Advisor to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement shall have received a thirteen (13) week cash flow forecast for the 13-week period from the Closing Date, which shall be in form consistent with the thirteen (13) week cash flow forecast previously provided to the Advisor to Lenders.

46 110446369 v18 (f) The Final DIP Order shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall not have been reversed on appeal, or vacated or modified by any order of the Bankruptcy Court and shall not be subject to any pending stay (other than as consented to by the Lenders). The Final DIP Order shall (x) grant to the Agent and the Lenders (i) Superpriority Claims and (ii) security interests in, and liens on, the Collateral securing the Obligations pursuant to Section 364(c)(2) and (3) and Section 364(d) of the Bankruptcy Code (in each case consistent with the Apple Settlement Agreement) and (y) provide (i) authorization to pay the Put Option Premium, the Extension Put Option Premium and all expenses in accordance with the terms of the Commitment Letter and (ii) approval of the information sharing obligations and the indemnity obligations under the Commitment Letter. The Debtors shall be in compliance in all material respects with the Final DIP Order. (g) [Reserved] (h) Since July 2, 2015, there has not been any occurrence or event which could reasonably be expected to have a Material Adverse Effect. (i) To the extent that the Borrower or its Affiliates have provided any Lender with any additional material non-public information, the Borrower shall have publicly disclosed all material non-public information provided to such Lender pursuant to the terms of the confidentiality agreements entered into between the Borrower and the applicable Lender. (j) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. (k) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (except that such representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Closing Date (except to the extent that any such representation or warranty speaks or is referenced to a particular date, in which case stating that such representation or warranty is true and correct in all material respects (except that such representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such date). (l) No Default shall exist, or would result from such proposed Loans or from the application of the proceeds thereof. (m) The Loans shall not cause the aggregate amount of the Loans to exceed the amount then authorized by the Final DIP Order, or any order modifying, reversing, staying or vacating such order shall have been entered. (n) The Apple Settlement Agreement shall be in full force and effect, and shall not be amended in any manner adverse to the interests of the Lenders (as determined by the Majority Commitment Parties in their reasonable discretion).

47 110446369 v18 (o) The Advisor to Lenders shall have received the results from any testing regarding the chemical composition of particulates in connection with the May 26, 2015 fire at the Debtor’s Mesa Facility. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and in good standing (or the applicable foreign equivalent, if applicable) under the Laws of the jurisdiction of its incorporation or organization, (b) subject to any restriction or requirement arising on account of Borrower’s or each of its Subsidiaries’ status as a “debtor” under the Bankruptcy Code, has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) subject to Reclamation Dispositions, own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, subject to entry of the Final DIP Order, and (c) is duly qualified and is licensed and in good standing (or the applicable foreign equivalent, if applicable) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except, in each case, referred to in clause (a) (other than with respect to the Borrower), (b)(i) or (c), to the extent, in each case, that failure to do so qualify could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. Subject to entry of the Final DIP Order, the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable Law, except with respect to any breach or contravention or payment or creation of Liens referred to in clause (b) or any violation of applicable Law referred to in clause (c), to the extent that such conflict, breach, contravention, payment, creation of Lien or violation could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. Except for the entry of the Final DIP Order, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Agent or any

48 110446369 v18 Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and other actions necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (iii) filings with the SEC, including a Current Report on Form 8-K, (iv) to the extent such approval, consent, exemption, authorization arise from contracts entered into prior to the Petition Date and (v) those other approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. Upon entry of the Final DIP Order by the Bankruptcy Court and subject thereto, this Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms. 5.05 Financial Conditions; No Material Adverse Effect. (a) The unaudited consolidated balance sheet of Borrower and its Subsidiaries dated June 28, 2014 and the related consolidated statements of operations and cash flows for the Fiscal Quarter then ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in each case of clauses (i) and (ii), to the absence of footnotes and to normal year end audit adjustments. (b) Since July 2, 2015, there has been no event or circumstance, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. (c) The Projections and estimates and information of a general economic nature prepared, or as prepared by, the Debtors or any of their representatives and that have been made available to any Lender or its Related Parties in connection with the Transactions have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such Projections, it being understood that any such financial projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries, that no assurance can be given that any particular financial projections will be realized, that actual results may differ and that such differences may be material. 5.06 Litigation. Other than the Chapter 11 Cases and as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Responsible Officer of Borrower, threatened in writing at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other

49 110446369 v18 Loan Document or (b) which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.07 No Default. None of the Loan Parties nor any of their Subsidiaries is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the Transactions or any other transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens; Investments. (a) Each Loan Party and each of its Subsidiaries has good and insurable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business subject to Permitted Encumbrances, except for such defects in title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere in any material respect with the Borrower’s ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. No portion of the Real Property of any Loan Party has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition to the extent required by this Agreement. (b) The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Liens. (c) Schedule 5.08(c) sets forth a complete and accurate list of all real property owned by each Loan Party on the Closing Date, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each Loan Party and each of its Subsidiaries has good and insurable fee simple title to the Material Real Property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Permitted Liens. (d) Schedule 5.08(d) sets forth a complete and accurate list of all material leases of real property under which any Loan Party is the lessee on the Closing Date, showing as of the Closing Date the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms. (e) No Loan Party is obligated under any right of refusal, option or other contractual right to sell, assign or otherwise dispose of any Real Property of any Loan Party or any interest therein. (f) There are no pending or, to the actual knowledge of any Loan Party, proposed special or other assessments for public improvements or otherwise affecting any material portion of any owned Real Property of the Loan Parties, nor are there any contemplated improvements to such owned Real Property of the Loan Parties that may result in such special or other assessments.

50 110446369 v18 (g) Schedule 5.08(g) sets forth a complete and accurate list of all Investments consisting of Equity Interests held by Borrower or any of its Subsidiaries on the date hereof and any Investments consisting of promissory notes and other evidence of Indebtedness with an individual principal amount of more than $500,000 held by Borrower or any of its Subsidiaries on the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof. 5.09 Environmental Compliance. The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrowers have reasonably concluded as of the Closing Date that such Environmental Laws and claims could not have a Material Adverse Effect. 5.10 Insurance. The properties of Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily (as determined in good faith by a Responsible Officer of Borrower) carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates. 5.11 Taxes. Except as set forth on Schedule 5.11, each Loan Party and any Subsidiary thereof has filed all material U.S. federal, state, non-U.S. and other Tax returns and reports required to be filed, and has paid all material U.S. federal, state and non-U.S. and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided. Except as set forth on Schedule 5.11, each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP. Except as set forth on Schedule 5.11, as of the Closing Date, there is no proposed tax assessment against Borrower or any Subsidiary. As of the Closing Date, neither Loan Party nor any Subsidiary thereof is party to any tax sharing agreement. 5.12 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, be reasonably be expected to result in a Material Adverse Effect, each Plan (other than a Multiemployer Plan) is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the best knowledge of each Loan Party, nothing has occurred that would prevent, or could reasonably be expected to cause the loss of, such tax-qualified status. (b) There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect

51 110446369 v18 to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as could not, either individually or in the aggregate, reasonably be expected result in a Material Adverse Effect (i) no ERISA Event has occurred, and neither Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan (except for noncompliance that was corrected by the final due dates for the plan year for which such noncompliance occurred), and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC with respect to which there is an unsatisfied liability, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither Borrower or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the Closing Date, those listed on Schedule 5.12(d) hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each Plan that is a defined benefit plan and is described in Section 4(b)(4) of ERISA (a “Foreign Plan”): (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the

52 110446369 v18 actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. 5.13 Subsidiaries; Loan Parties. As of the Closing Date, Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party as set forth on Part (a) of Schedule 5.13, free and clear of all Liens except for Permitted Liens. Set forth on Part (b) of Schedule 5.13 is a complete and accurate list of all Loan Parties as of the Closing Date, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its taxpayer identification number or, in the case of any non-Loan Party that does not have a taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation, if applicable. The copy of the charter or articles or certificate of incorporation or organization, as applicable, of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a) is a true and correct copy of each such document, each of which is valid and in full force and effect. 5.14 Margin Regulations; Investment Company Act. (a) None of the Loan Parties is engaged in and will not engage in, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates the provisions of Regulation T, U or X of the FRB. (b) None of Borrower, any Person Controlling Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. All written information, other than Projections (defined below) and information of a general economic or general industry nature, furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished), taken as a whole, is and will be, when furnished, correct in all material respects and does not and will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which such statements are made (after giving effect to all supplements and updates thereto) and (b) all financial projections (the “Projections”) concerning Borrower and its Subsidiaries furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the Transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each

53 110446369 v18 case as modified or supplemented by other information so furnished), have been or will be prepared in good faith based upon assumptions believed by Borrower and its Subsidiaries to be reasonable at the time made and at the time delivered to the Lenders, it being understood that any such financial projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries, that no assurance can be given that any particular financial projections will be realized, that actual results may differ and that such differences may be material. 5.16 Compliance with Laws. Except as set forth on Schedule 5.16, each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17 Intellectual Property. Borrower and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the valid rights of any other Person, except to the extent such conflicts, individually or in the aggregate, could not reasonably be expected to be material to the business of Borrower and its subsidiaries taken as a whole, and the Security Agreement (as supplemented from time to time in accordance with Section 6.02(f)) sets forth a complete and accurate list of all such IP Rights that are filed or registered in the United States and owned by any Loan Party. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any of its Subsidiaries infringes upon any valid rights held by any other Person, except to the extent such infringement, individually or in the aggregate, could not reasonably be expected to be material to the business of Borrower and its subsidiaries taken as a whole. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.18 Material Contracts. Schedule 5.18, together with any updates provided pursuant to Section 6.03(c), contains a true, correct and complete list of all the Material Contracts; except to the extent resulting from the Chapter 11 Cases or related to the entry and terms of the Final DIP Order, such Material Contracts are in full force and effect, except to the extent resulting from, or relating to, the Chapter 11 Cases or the entry and the terms of the Final DIP Order, and, except as set forth on Schedule 5.18, (a) the Borrower or its Subsidiaries are not in default hereunder and (b) to the knowledge of the Borrower, no other party is in default thereunder. 5.19 Permits; Licenses. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, which, if not obtained, would reasonably be expected have a Material Adverse Effect or any violation or breach of which

54 110446369 v18 would not reasonably be expected to have a Material Adverse Effect. Other than the pendency of the Chapter 11 Cases, or the entry of any order of the Bankruptcy Court, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except, to the extent any such condition, event or claim would not reasonably be expected to have a Material Adverse Effect. 5.20 Bank Accounts and Securities Accounts. Schedule 5.20 sets forth a complete and accurate list as of the Closing Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by the Borrower and each of its Subsidiaries, together with a description thereof including, without limitation, the bank or broker dealer at which such account is maintained, the account number and the purpose thereof. 5.21 Labor Matters. Except as would not reasonably be expected to have a Material Adverse Effect, as of the Closing Date (i) there are no strikes, lockouts or slowdowns against Borrower or any Subsidiary pending or, to the knowledge of Borrower, threatened and (ii) the consummation of the Transaction will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Borrower or any Subsidiary is bound. 5.22 Collateral Documents. All filings and other actions necessary or desirable (in each case, as reasonably determined by the Required Lenders) or reasonably requested by the Administrative Agent to perfect and protect the Lien in the Collateral created under the Collateral Documents have been duly made or taken or will be duly taken in accordance with the terms of the Collateral Documents or otherwise provided for and are in full force and effect, and the Collateral Documents create in favor of the Collateral Agent (as collateral agent) for the benefit of the applicable Secured Parties a valid and, together with such filings and other actions, perfected first priority Lien in the Collateral, securing the payment of the applicable Obligations, subject to Permitted Liens. Except for filings as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens. 5.23 Patriot Act. To the extent applicable, Borrower and each of its Subsidiaries is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Patriot Act. No part of the proceeds of the Loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5.24 OFAC. No Loan Party, nor, to the knowledge of any Loan Party, any Related Party, (i) is currently the subject of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located,

55 110446369 v18 organized or residing in any Designated Jurisdiction. No Loan Party, nor, to the knowledge of any Loan Party, any Related Party, has used any Loan, or the proceeds from any Loan, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person as a result of any such action (including any Lender, or the Agent) of Sanctions. 5.25 Reorganization Matters; Administrative Priority; Lien Priority. (a) The Chapter 11 Cases were commenced on the Petition Date in accordance with applicable law and proper notice thereof and proper notice of (x) the motion seeking approval of the Loan Documents and the Final DIP Order and (y) the hearing for the approval of the Final DIP Order has been held. (b) After the entry of the Final DIP Order and pursuant to and to the extent permitted in the Final DIP Order, the Obligations will constitute allowed Superpriority Claims. (c) After the entry of the Final DIP Order and pursuant to and to the extent provided in the Final DIP Order, the Obligations will be secured by a valid and perfected first priority Lien on all of the Collateral, subject in all respects, to the Carve-Out. (d) The Final DIP Order (with respect to the period on and after the entry of the Final DIP Order) is in full force and effect and has not been reversed, stayed, modified or amended without the Lender’s consent. (e) The Approved Budget and all projected consolidated balance sheets, income statements and cash flow statements of Borrower and its Subsidiaries delivered to the Administrative Agent were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed in good faith by the Borrower to be fair in light of the conditions existing at the time of delivery of such report or projections (it being understood that any projections or estimates made in the items described in this subsection (e) are not to be viewed as facts and are subject to significant uncertainties and contingencies, that no assurance can be given that any such projections or estimates will be realized, that actual results may differ from projected results and such differences may be material). 5.26 Luxembourg Specific Representations. (a) The head office (administration centrale), the place of effective management (siège de direction effective) and (for the purposes of the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings, as amended), the center of main interests (centre des intérêts principaux) of the Luxembourg Guarantor is located at the place of its registered office (siège statutaire) in Luxembourg. (b) The Luxembourg Guarantor does not carry out any activity in the financial sector on a professional basis (as referred to in the Luxembourg law dated 5 April 1993 on the financial sector, as amended from time to time) or any activity requiring the granting of a business license under the Luxembourg law dated 2 September 2011 governing

56 110446369 v18 the access to the professions of skilled craftsman, tradesman, manufacturer, as well as to certain liberal professions. (c) The Luxembourg Guarantor complies with all requirements of the Luxembourg law of 31 may 1999 on the domiciliation of companies, as amended, and all related regulations. (d) The Luxembourg Guarantor is not, and will not, as a result of its entry into the Loan Documents or the performance of its obligations thereunder, be in a state of cessation of payments (cessation des paiements), or be deemed to be in such state, and has not lost, and will not, as a result of its entry into the Loan Documents or the performance of its obligations thereunder, lose its creditworthiness (ébranlement de crédit), or be deemed to have lost such creditworthiness and is not aware, or may be not reasonably be aware, of such circumstances. (e) The Luxembourg Guarantor is in compliance with any reporting requirements applicable to it pursuant to the to the Central Bank of Luxembourg regulation 2011/8 or Regulation (EU) N°648/2012 of the European Parliament and of the Council dated 4 July 2012 on OTC derivatives, central counterparties and trade repositories. 5.27 Mesa Fire Insurance Proceeds. Any loss or damage incurred to, and the repair necessary for, the ASF Furnaces as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility is fully insured and will be fully covered by the cash insurance proceeds from financially sound and reputable insurance companies which are not Affiliates of the Borrower. ARTICLE VI AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations for which no claim has been made) hereunder shall remain unpaid or unsatisfied, the Borrower shall, and shall cause each Subsidiary to: 6.01 Financial Statements. (a) Annual Financial Statements: Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Lenders, as soon as practicable, but in any event within 90 days (or, with respect to the Fiscal Year ended December 31, 2014 and the Fiscal Year ended December 31, 2015, as soon as practicable, but in any event on or prior to April 15, 2016), a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statement of income or operations, changes in shareholders’ equity, and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, together with a Narrative Report, and prepared in accordance with GAAP, and such consolidated statements to be audited and accompanied by a report and opinion of Deloitte LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders (it being agreed that any certified public accounting firm approved by the Bankruptcy Court shall be acceptable to the

57 110446369 v18 Required Lenders), which report and opinion shall be to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP. (b) Quarterly Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders, as soon as available, but in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Borrower (commencing with the Fiscal Quarter ending September 30, 2015), a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated statement of income or operations and cash flows for such Fiscal Quarter and for the portion of Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, together with a Narrative Report, all in reasonable detail, such consolidated statements to be, subject to the immediately following proviso, certified by the chief executive officer, chief financial officer, treasurer or controller of Borrower as fairly representing in all material respects the financial conditions, results of operations and cash flows of Borrower and its Subsidiaries; provided that, (i) to the extent the audit report for the financial statements required under Section 6.01(a) for Fiscal Year ended December 31, 2014, have not been completed, the financial statements required under this Section 6.01(b) for Fiscal Quarter ending on or around September 30, 2015 and (ii) to the extent the audit report for the financial statements required under Section 6.01(a) for Fiscal Year ending on December 31, 2015, have not been completed, the financial statements required under this Section 6.01(b) for Fiscal Quarter ending on or around March 31, 2016, in each case, may be delivered subject to disclaimers stating that they (w) are limited in scope and cover a limited time period, (x) do not purport to represent financial statements prepared in accordance with GAAP (provided, however, that Borrower shall use commercially reasonable efforts to prepare the financial statements for any Fiscal Quarter in the Fiscal Year ending December 31, 2016 in compliance with GAAP), (y) are not intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Borrower and its Subsidiaries or any of their Affiliates, and (z) are unaudited and are subject to further review and potential adjustments. (c) Monthly Reports. Deliver to the Administrative Agent, the Advisor to Lenders and each Lender willing to receive such information on a confidential basis without any cleansing requirement, in form and detail substantially identical to corresponding reports provided to the Advisor to Lenders prior to the Closing Date, as soon as available, but in any event within 30 days after the end of each month (commencing with the month ending July 31, 2015): (i) the monthly operating reports provided to the Bankruptcy Court and (ii) a variance report, showing comparisons of actual amounts for each line item against the budgeted amounts for such line item in the Approved Budget for the preceding month and on a cumulative basis for the period starting from the first day of the month in which the Closing Date occurs through the end of the preceding month, accompanied by a narrative explanation (any such report described in this clause (ii), a “Variance Report”).

58 110446369 v18 (d) 13-Week Cash Flow Forecast. Deliver to the Advisor to Lenders and each Lender willing to receive such information on a confidential basis without any cleansing requirement, as soon as available, but in any event no later than the dates set forth on Schedule 6.01, a rolling thirteen (13) week cash flow forecast for the then succeeding 13-week period, which shall be in form consistent with the thirteen (13) week cash flow forecast previously provided to the Advisor to Lenders. (e) [Reserved]. (f) Cash Balance Reporting. Deliver to the Administrative Agent, the Advisor to Lenders and each Lender willing to receive such information on a confidential basis without any cleansing requirement, in form and detail reasonably satisfactory to Required Lenders (i) as soon as available, but in any event no later than the dates set forth on Schedule 6.01, (x) a weekly flash report setting forth the balance of the cash and Cash Equivalents of each deposit account and each securities account held by the Borrower and each of its Subsidiaries (other than any Chinese Subsidiaries) and (y) a bi-weekly flash report setting forth the balance of the cash and Cash Equivalents of each deposit account and each securities account held by the Chinese Subsidiaries, and (ii) as soon as available, but in any event no later than the dates set forth in Schedule 6.01, a bi-weekly report setting forth the computations in reasonable detail satisfactory to the Required Lenders demonstrating compliance or non-compliance with the requirements set forth Sections 7.11, 7.17(e) and 7.17(f) hereof, in each case, as of the end of the preceding week. 6.02 Certificates; Other Information. Deliver to the Administrative Agent for the benefit of each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrower or by independent accountants in connection with the accounts or books of Borrower or any of its Subsidiaries, or any audit of any of them; (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication, if any, sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements, if any, which Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each written notice or other written correspondence received from the SEC (or comparable agency in any applicable non- U.S. jurisdiction) concerning any investigation or other inquiry related to an existing or threatened enforcement action by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

59 110446369 v18 (d) promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect; and (e) together with the delivery of quarterly report pursuant to Section 6.01(b), (i) a report supplementing Schedules 5.08(c) and 5.08(d), including an identification of all owned and leased real property disposed of by any Loan Party thereof during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; and (ii) a report setting forth (A) all registered patents and patent applications of each Loan Party; (B) all registered trademarks, service marks and trade dress of each Loan Party; (C) all trade names, business names and corporate names of each Loan Party; and (D) all registered copyrights, including, without limitation, registered copyrights in computer software, internet web sites and the content thereof of each Loan Party; each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent; (f) promptly, such additional information regarding the business, financial or corporate affairs of Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on Borrower’s behalf on an internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon request, Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor the contents of such documents or compliance by any Loan Party with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder

60 110446369 v18 (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or any of their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (v) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (w) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (x) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” (y) the Borrower shall publicly disclose all Borrower Materials marked “PUBLIC” concurrently with the delivery thereof to the Administrative Agent or any Public Lender; and (z) the Administrative Agent shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” For the avoidance of doubt, any materials and/or information made available by the Borrower pursuant to Section 6.01(a), Section 6.01(b) and Section 6.03(a) shall be “PUBLIC”. The Administrative Agent shall have no duty to review or evaluate any Borrower Materials, other than to comply with the Borrower’s instructions regarding “Public Side Information.” 6.03 Notices. Promptly deliver to the Administrative Agent a written notice to be further distributed by the Administrative Agent, subject to the last paragraph of Section 6.02, to the Lenders: (a) of the occurrence of any Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material adverse development in, any litigation or proceeding affecting Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws; (c) of (i) any Material Contract of the Borrower or any of its Subsidiaries being terminated or amended in a manner that is materially adverse to the Borrower or any Subsidiary, or (ii) any new Material Contract being entered into (and the Borrower shall deliver copies of such material amendments or new Material Contracts to the Administrative Agent);

61 110446369 v18 (d) of the occurrence of any ERISA Event; and (e) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof. Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower have taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except where the failure to do so, in each of clauses (a) through (c), could not reasonably be expected to have a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing (or the applicable foreign equivalent, if applicable) under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05, except, other than with respect to a Loan Party or a Debtor, as would not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and except with respect to Reclamation Dispositions; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non- preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Except with respect to Reclamation Dispositions, maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and use and damage or loss from fire, other casualty or condemnation excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except, in the case of clause (a) and (b), where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily (as determined in good faith by a Responsible Officer of Borrower) carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates, (b) use best efforts to file or assert an insurance claim for any potential loss, damage or repair necessary for the ASF Furnaces as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility prior to any applicable bar date or deadline under the relevant insurance policies or applicable Law, as such dates may be

62 110446369 v18 extended and (c) within 30 days of receipt of the insurance proceeds pursuant to clause (b) above, use or commit to use such insurance proceeds to remediate any such loss, damage or repair with respect to ASF Furnaces as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility. 6.08 Compliance with Laws. Except as set forth on Schedule 5.16, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees (including, without limitation, all Laws, rules and regulations related to employee benefit, social security and labor laws) applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over Borrower or such Subsidiary, as the case may be. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’ expense; provided, however, that when an Event of Default exists the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. 6.11 Use of Proceeds. The proceeds of the Loans shall be used in accordance with the terms of the Approved Budget, including to (i) pay for the fees, costs and expenses incurred in connection with the Transactions and the Chapter 11 Cases and (ii) to fund working capital of the Loan Parties (including, without limitation, payments of fees and expenses to professionals under Section 328 and 331 of the Bankruptcy Code and administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Loan Parties or otherwise approved by the Bankruptcy Court (and not otherwise prohibited under this Agreement)). 6.12 Compliance with Environmental Laws. Comply, and take all commercially reasonable measures to cause all lessees and other Persons subject to its legal control operating or occupying its properties to comply, in all material respects, with all applicable Environmental

63 110446369 v18 Laws and Environmental Permits; obtain and renew all material Environmental Permits necessary for its operations and properties; and, in each case to the extent required by Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up Hazardous Materials from any of its properties in accordance with and to the extent required by all applicable Environmental Laws; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. 6.13 Preparation of Environmental Reports. At the request of the Required Lenders from time to time (but no more frequently than annually in the absence of cause), provide to the Lenders within 60 days after such request (or such longer time as is reasonably necessary under the circumstances), at the expense of the Borrower, an environmental site assessment report of reasonable scope for any of the properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Required Lenders, indicating the presence or absence of Hazardous Materials and the estimated cost of any legally required compliance, removal or remedial action in connection with any Hazardous Materials on such properties. 6.14 Further Assurances. (a) Promptly upon the reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, the Borrower shall (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as are necessary or advisable (as reasonably determined by the Required Lenders) or that the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so, (c) in case of the transaction permitted pursuant to Section 7.04, (i) ensure the continuous maintenance of the validity, effectiveness and priority of the Liens and security interest granted (or purported to be granted) to the Secured Parties under the Collateral Documents and the Liens intended to be created thereunder and (ii) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as are necessary

64 110446369 v18 or that the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require. (b) Upon the formation or acquisition of any new direct or indirect Subsidiary (other than any Excluded Subsidiary) by any Loan Party or the cessation of any Subsidiary to be an Immaterial Subsidiary or an Excluded Subsidiary, then Borrower shall, with respect to such Subsidiary, at the expense of the Borrower for any such Subsidiary, within 5 days after such formation, acquisition or cessation, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so) to the extent such entity is otherwise required to become a Guarantor hereunder, to (i) duly execute and deliver to the Administrative Agent a Guaranty or Guaranty supplement, in form reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ Obligations, (ii) duly execute and deliver to the Administrative Agent Deposit Account Control Agreements, Securities Account Control Agreement, Security Agreement Supplement, IP Security Agreement Supplements and other security and pledge agreements, in form reasonably satisfactory to the Administrative Agent (including delivery of all Pledged Equity in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iii)), in each case with respect to any Collateral, securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, and constituting Liens on all such real and personal properties, (iii) take whatever action (including the filing of the UCC financing statements (or foreign equivalent), the giving of notices and the endorsement of notices on title documents) that may be necessary or advisable (in each case, as reasonably determined by the Required Lenders) or that the Administrative Agent may reasonably request in order to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the Collateral purported to be subject to, as applicable, the Deposit Account Control Agreements, Securities Account Control Agreement, Security Agreement Supplement, IP Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.14, enforceable against all third parties in accordance with their terms, and (iv) deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent or the Required Lenders in their reasonable discretion, a signed copy of a customary opinion or opinions, addressed to the Administrative Agent and the other applicable Secured Parties, of counsel for the Loan Parties (or, if reasonably acceptable to the Administrative Agent, in the case of a formation or acquisition of a Foreign Subsidiary in a jurisdiction where such opinions are customarily provided by lenders’ counsel, at the Borrower’s cost and expense, counsel for the Lenders) reasonably acceptable to the Administrative Agent or the Required Lenders as to the matters contained in clauses (i), (ii) and (iii) above, and as to such other matters as the Administrative Agent or the Required Lenders may reasonably request. (c) As soon as practicable, and in any event not later than five (5) Business Days after the date that the Final DIP Order is entered, each Loan Party shall execute and deliver to the Administrative Agent notices of the Final DIP Order, abstracts of the Final DIP Order or any other documents reasonably requested by the Administrative Agent or the Required Lenders in connection with recording or registering any security interests or liens against any Real Property of the Loan Parties. For the avoidance of doubt, no mortgages will be filed for the benefit of the Secured Parties against any Real Property owned by the Loan Parties on the Closing Date.

65 110446369 v18 (d) At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as is necessary or advisable (as reasonably determined by the Required Lenders) or as reasonably requested by the Administrative Agent in obtaining the full benefits of the Loan Documents, or (as applicable) in perfecting and preserving the Liens on the Collateral, including such guaranties, Security Agreement Supplement, IP Security Agreement Supplements and other security and pledge agreements. 6.15 Pleadings. Furnish the Administrative Agent with reasonable prior notice of (and copies of) any filing or distribution of all pleadings, motions, applications, judicial information, financial information and other documents to be filed by or on behalf of any Loan Party with the Bankruptcy Court or the Chapter 11 Cases, or to be distributed by or on behalf of any Loan Party to any official committee appointed in the Chapter 11 Cases, that are related to the Facility (except that with respect to pleadings, motions or other filings for which, despite such Loan Party’s commercially reasonable efforts, reasonable prior notice is impracticable, Borrower shall be required to furnish the same no later than concurrently with such filing or distribution thereof, as applicable). 6.16 Bi-Weekly Calls. Hold bi-weekly calls with the Lenders willing to receive such information on a confidential basis without any cleansing requirement, the Advisor to Lenders and their counsel, to (i) discuss the status of and updates to the sale of the furnaces of the Borrower or any of its Subsidiaries, (ii) address issues or matters that are in scope or nature consistent with the issues or matters addressed on past bi-weekly calls, and (iii) if applicable, discuss the efforts to reduce the aggregate amount of cash or Cash Equivalents on hand held by the Chinese Subsidiaries if the Chinese Subsidiaries are required to use commercially reasonably efforts to achieve such reduction as set forth in the proviso of Section 7.17(f). 6.17 Milestones. Comply with the following milestones (unless extended or waived by the Required Lenders): (a) On or prior to January 8, 2016, the Debtors shall have filed a plan of reorganization contemplating a repayment in full in cash of the Facility upon the consummation of such plan of reorganization (the “Acceptable Plan”) and the disclosure statement with respect to the Acceptable Plan (the “Disclosure Statement” and together with the Acceptable Plan, the “Chapter 11 Plan”); (b) On or prior to February 19, 2016, the Bankruptcy Court shall have entered an order approving the Disclosure Statement; (c) On or prior to April 8, 2016, the Bankruptcy Court shall have entered an order confirming the Chapter 11 Plan; and (d) On or prior to April 27, 2016, the Effective Date of the Chapter 11 Plan shall have occurred. 6.18 Intercompany Agreement Remedies. The Loan Parties, to the extent applicable, shall enforce all available remedies promptly upon any default or event of default under the Intercompany Agreement, including, without limitation, giving notice of any defaults as required

66 110446369 v18 to satisfy any condition to an event of default, except as otherwise agreed by the Required Lenders. ARTICLE VII NEGATIVE COVENANTS Borrower agrees that so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations for which no claim has been made) hereunder shall remain unpaid or unsatisfied, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file (or authorize to be filed) under the UCC (or other applicable Law) of any jurisdiction a financing statement (or similar filings under other applicable Law) that names the Borrower or any of its Subsidiaries as debtor or make a collateral assignment of any accounts or other right to receive income, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the date hereof and listed on Schedule 7.01; (c) Liens for taxes or governmental charges not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 45 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) all Permitted Encumbrances; (h) Liens securing Indebtedness permitted under Section 7.02(f); provided that (i) such Liens do not at any time encumber any property (except for accessions to such property) other than the property financed by such Indebtedness and the proceeds and

67 110446369 v18 products thereof (except that financings of equipment provided by one lender may be cross- collateralized to other financings of equipment provided by such lender) and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (i) (i) leases, licenses, subleases or sublicenses granted to other Persons in the ordinary course of business (including with respect to intellectual property and software) which do not (A) interfere in any material respect with the business of Borrower or any of its Subsidiaries, or (B) secure any Indebtedness for borrowed money or (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by Borrower or any of the Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (k) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection or (ii) in favor of a banking institution or securities intermediary arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (l) Liens existing on property at the time of its acquisition or, subject to the prior approval of the Required Lenders, existing on the property of any Person that at the time such Person becomes a Subsidiary or is consolidated with the Borrower or any Subsidiary, in each case, so long as such Lien was not incurred in connection with, or in contemplation of, such the acquisition of such property or such Person becoming a Subsidiary; (m) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Borrower or any of the Subsidiaries in the ordinary course of business and permitted under this Agreement; (n) any interest or title of a lessor, sublessor, licensor or sublicensor under any leases, subleases, licenses or sublicenses entered into by Borrower or any Subsidiary in the ordinary course of business; (o) Liens created by the Intercompany Agreement; (p) Ground leases in respect of real property on which facilities owned or leased by Borrower or any of its Subsidiaries are located; (q) Liens securing obligations that do not constitute Indebtedness in an aggregate principal amount not to exceed $1,000,000; (r) Liens in the assets of any Hong Kong Subsidiary in favor of the Borrower or any of its Domestic Subsidiaries that is a Loan Party; and

68 110446369 v18 (s) Liens on cash or Cash Equivalents from customer deposits to cash collateralize letters of credit issued under the L/C Facility (which, for the avoidance of doubt, will not secure the Obligations), provided that the amount of such cash or Cash Equivalents shall not exceed 105% of the face amount of all such letters of credit, provided further, to the extent that the amount of the applicable customer deposit is less than the amount required to cash collateralize letter of credit (which cash or Cash Equivalents, for the avoidance of doubt, shall not exceed 105% of the face amount of such letter of credit), then the Borrower or the applicable Subsidiary of the Borrower shall be permitted to use cash on hand to cash collateralize such letter of credit, but not to exceed 5% of the face amount of such letter of credit. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Subject to Section 7.03, Indebtedness of the Borrower or a Subsidiary of the Borrower owed to the Borrower or a wholly-owned Subsidiary of Borrower, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute “Pledged Debt” under the Security Agreement, (ii) in the case of such Indebtedness owed by a Loan Party to a Subsidiary which is not a Loan Party, be governed by the Intercompany Subordination Agreement, and (iii) be otherwise permitted under the provisions of Section 7.03; (b) Indebtedness under the Loan Documents; (c) Indebtedness outstanding on the date hereof and listed on Schedule 7.02; (d) Indebtedness consisting of reimbursement obligations in respect of the letters of credit issued under the L/C Facility not to exceed $15,000,000; (e) Guarantees of the Borrower or any Subsidiary in respect of Indebtedness of a Loan Party otherwise permitted hereunder of any such Person; (f) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(h); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $1,000,000; (g) Indebtedness incurred in the ordinary course of business under customs, stay, appeal, performance and surety bonds; (h) Indebtedness consisting of (i) insurance premium financing which have been approved by order of the Bankruptcy Court or (ii) take or pay obligations contained in supply arrangement in the ordinary course of business; (i) Indebtedness and other obligations in respect of netting services, overdraft protections and similar arrangements, in each case, in connection with cash management or treasury services arrangements and deposit accounts in the ordinary course of business, consistent with past practices;

69 110446369 v18 (j) Indebtedness incurred under the Intercompany Agreement, which, in the case of Indebtedness owed to a Loan Party, shall constitute “Pledged Debt” under the Security Agreement; and (k) Indebtedness incurred by the Borrower or its Subsidiaries in connection with a Disposition permitted under this Agreement pursuant to agreements providing for indemnification. 7.03 Investments. Make or hold any Investments, except: (a) Investments in cash and Cash Equivalents; (b) advances to officers, directors and employees of Borrower and Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (c) (i) Investments by Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by Borrower and its Subsidiaries in Borrower or its Domestic Subsidiaries that are Loan Parties, in each case, provided that, any such Investment by non-Loan Parties in Loan Parties taking the form of a loan or advance is subject to the terms of the Intercompany Subordination Agreement, (iii) Investment by a non-Loan Party (other than Hong Kong Subsidiary) in another non-Loan Party or Luxembourg Guarantor, (iv) advances by any Hong Kong Subsidiary to any non- Loan Party for services described in Section 7.08(b), (v) [Reserved] and (vi) Permitted Hong Kong Debtor Transfers; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit or settlement of accounts in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guarantees permitted by Section 7.02(e); (f) Investments existing on the date hereof (other than those referred to in Section7.03(c)(i)) set forth on Schedule 5.08(g); (g) Investments in the form of intercompany payables pursuant to the Intercompany Agreement; (h) Investments made as a result of the receipt of non-cash consideration from a sale, transfer or other disposition of any asset in compliance with Section 7.05; (i) Permitted Acquisitions; and (j) Investments in the ordinary course of business consisting of (i) UCC Article 3 endorsements for collection or deposit and (ii) UCC Article 4 customary trade arrangements with customers consistent with past practices.

70 110446369 v18 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) (i) any Subsidiary that is a Loan Party may merge with, or dissolve, liquidate or consolidate with or into, (A) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (B) any one or more other Domestic Subsidiaries that are Loan Parties, and (ii) any Subsidiary that is not a Loan Party (other than a Hong Kong Subsidiary) may merge with, or dissolve, liquidate or consolidated with or into, another Subsidiary that is not a Loan Party; and (b) (i) any Subsidiary that is a Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Domestic Subsidiary that is a Loan Party, and (ii) any Subsidiary which is not a Loan Party (other than a Hong Kong Subsidiary) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Subsidiary which is not a Loan Party. 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of damaged, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) (i) Dispositions of property by (x) any Loan Party to Borrower or any Domestic Subsidiary that is a Loan Party or (y) any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party or to any Loan Party, provided that any Hong Kong Subsidiary shall not make any Dispositions to any non-Loan Party or any Guarantor that is not a Domestic Subsidiary pursuant to this clause (x), and (ii) Dispositions of furnace components by any Chinese Subsidiary to any Hong Kong Subsidiary in the ordinary course of business, consistent with past practices and on fair and reasonable terms as favorable to such Hong Kong Subsidiary as would be obtainable by such Hong Kong Subsidiary in an arm’s length transaction with a Person other than an Affiliate; (d) Dispositions permitted by Section 7.04; (e) Disposition of ASF Furnaces pursuant to the Apple Settlement Agreement, provided, 100% of the purchase price for such Disposition paid Borrower or such Subsidiary shall be in cash, and, to the extent applicable, the intercompany payment obligations arising in connection with such disposition of ASF Furnaces pursuant to the terms of the Intercompany Agreement shall be satisfied pursuant to the terms thereof; (f) Disposition of assets (other than the ASF Furnaces) located at the Debtors’ Mesa Facility, provided that 100% of the purchase price for such Disposition shall be in cash;

71 110446369 v18 (g) Disposition of advance sapphire materials group and Hyperion business, provided that 100% of the purchase price for such Disposition shall be in cash; (h) intercompany Dispositions contemplated in the Intercompany Agreement; (i) Dispositions by Borrower and its Subsidiaries not otherwise permitted under this Section 7.05 not to exceed $2,000,000 in the aggregate; provided that (i) at the time of such Disposition, no Event of Default shall exist or would result from such Disposition and (ii) with respect any Disposition or a series of related Disposition, the purchase price for such asset shall be at least 75% in cash; (j) Dispositions of Cash Equivalents in the ordinary course of business; (k) the non-recourse sale or discount by the Borrower or any Subsidiary of overdue accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (l) leases, subleases and non-exclusive licensing or sublicensing in the ordinary course of business that do not (x) interfere in any material respect with the business of Borrower or any of the Subsidiaries or (y) secure any Indebtedness; (m) Involuntary Disposition of assets (to the extent not reimbursed or expected to be reimbursed by insurance where the carrier has not denied responsibility and which are not being contested in good faith or where such contest has been denied by a court of applicable jurisdiction) not to exceed $5,000,000 in the aggregate; (n) Reclamation Dispositions; (o) [Reserved] (p) Dispositions of tenant improvements to the Borrower’s (or its applicable Subsidiary’s) lease of the premises located in Salem, Massachusetts; and (q) Dispositions consisting of Permitted Hong Kong Debtor Transfers. provided, however, that any Disposition pursuant to Section 7.05(a) through Section 7.05(g), Section 7.05(i), Section 7.05(j) and [Reserved] shall be for fair market value, as determined in good faith by Borrower. 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions, except that each Subsidiary of the Borrower may make Restricted Payments to Borrower and another Subsidiary of the Borrower (or in the case of any non-wholly owned Subsidiaries, to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests).

72 110446369 v18 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Borrower and its Subsidiaries on the date hereof or any business reasonably related or ancillary thereto, or a reasonable extension thereof. 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, other than (a) transactions among Borrower and any Domestic Subsidiary that is a Loan Party, (b) transactions among any Hong Kong Subsidiary and any other non-Loan Party relating to the provision of (i) installation, maintenance and warranty services in the ordinary course of business, consistent with past practices and (ii) financial services, in each case, on fair and reasonable terms as favorable to such Hong Kong Subsidiary as would be obtainable by such Hong Kong Subsidiary in an arm’s length transaction with a Person other than an Affiliate, (c) so long as, in each case, otherwise permitted by the terms of this Agreement, (i) reasonable and customary fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements, incentive and severance arrangements with any officer, director or employee of a Loan Party entered into in the ordinary course of business and (ii) any transaction made in compliance with the provision of Section 7.03(c), 7.05(c) or 7.05(q), (d) ordinary course transactions consistent with past practices and on fair and reasonable terms as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary in an arm’s length transaction with a Person other than an Affiliate pursuant to the agreements in effect as of the Closing Date and as set forth on Schedule 7.08, (e) transactions among Borrower and its Subsidiaries contemplated in the Intercompany Agreement, and (f) transactions among a non- Loan Party (other than any Hong Kong Subsidiary) and another non-Loan Party (other than a Hong Kong Subsidiary). 7.09 Burdensome Agreements; Negative Pledges. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (i) of any Subsidiary to make Restricted Payments to any Loan Party or to otherwise transfer property to or invest in any Loan Party, except for any agreement in effect (A) on the Closing Date and set forth on Schedule 7.09, (ii) of any Subsidiary (other than any Excluded Subsidiary) to Guarantee the Indebtedness of the Borrower or (iii) of Borrower or any Subsidiary (other than any Excluded Subsidiary) to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that the foregoing shall not apply to Contractual Obligations that (1) are customary restrictions that arise in connection with any Disposition permitted by Section 7.05, and (2) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions may relate to the assets subject thereto. 7.10 Budget Variance. (a) As of the last day of each month ending on or after December 31, 2015 (in each case, the “Current Cash Receipts Month”), as set forth in the Variance Report for such month, on a cumulative basis from the first day of the month in which the Closing Date occurs, permit the aggregate amount of the actual operating cash receipts for the period starting from the first day of the month in which the Closing Date occurs through the end of the Current Cash Receipts Month to be less than 80% of the aggregate budgeted amount of the

73 110446369 v18 operating cash receipts set forth in the line item “Operating Cash Receipts” on the Approved Budget for such period; provided, for the avoidance of doubt and without limitation, (i) tax refunds and (ii) insurance proceeds from Casualty Events shall not constitute operating cash receipts; provided, further that any insurance proceeds from Casualty Events relating to the Intego assets due to the fire on May 26, 2015 at the Debtors’ Mesa Facility shall constitute operating cash receipts to the extent not exceeding the value of such assets in the Hilco Appraisal; and (b) As of the last day of each month ending on or after the Closing Date (in each case, the “Current Cash Disbursements Month”), as set forth in the Variance Report for such month, on cumulative basis from the first day of the month in which the Closing Date occurs, permit the aggregate amount of the actual cash disbursements (excluding (w) cash disbursements to remediate or repair any ASF Furnaces damaged by the May 26, 2015 fire at the Debtors’ Mesa Facility to the extent reimbursed by insurance proceeds, (x) the Apple Repayment Amount or the Apple Reduced Repayment Amount, as applicable, (y) costs related directly to the shipping and installation of sold ASF Furnaces (including such costs payable to a Person that is not a Loan Party pursuant to arm’s length transactions in the ordinary course of business consistent with past practices) and (z) cash amounts applied to cash collateralize the L/C Facility to the extent funded with customer deposits) for the period starting from the first day of the month in which the Closing Date occurs through the end of the Current Cash Disbursements Month to be more than 115% of the aggregate budgeted amount of the cash disbursements set forth in the line item “Adjusted Cash Disbursements” on the Approved Budget for such period, provided that the Debtors shall not have incurred an average cost greater than $26,000 per sold ASF Furnace related to this shipping and installation of such ASF Furnaces. For the avoidance of doubt, costs related to the shipping and installation of sold ASF Furnaces shall exclude Mesa wind-down and crating costs. 7.11 Minimum Cash. Permit, at any time: (a) The unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries (excluding, without duplication, (i) any cash collateral supporting the L/C Facility and restricted cash supporting other letters of credit, (ii) any cash and Cash Equivalents held by any Chinese Subsidiaries, (iii) any cash and Cash Equivalents held by any direct or indirect Subsidiary of the Borrower that is organized in Hong Kong not subject to a valid and perfected security interest securing the intercompany notes owed to GTAT Corporation as contemplated by the Intercompany Agreement, and (iv) any cash and Cash Equivalents in excess of $500,000 that are not held in a deposit account or a securities account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable), to be less than $40,000,000; or (b) The unrestricted cash and Cash Equivalents (other than any cash collateral supporting the L/C Facility) of the Borrower or any of the other Loan Parties organized in the United States that are held in a deposit account or a securities account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable to be less than $17,500,000

74 110446369 v18 7.12 Amendments of Organization Documents. Amend, terminate or waive (or permit any amendment, termination or waiver of) (i) Organization Documents of any Loan Party or any Subsidiary of any Loan Party, or (ii) any Material Contracts or any Indebtedness in excess of the Threshold Amount of any Loan Party or any Subsidiary of any Loan Party if such amendment, termination or waiver would reasonably be expected to be materially adverse to, in each case, the Loan Parties, the Administrative Agent or the Lenders. 7.13 Chapter 11 Cases. (a) Except for the Carve-Out and the L/C Facility, incur, create, assume, suffer to exist or permit any other Superpriority Claim which is pari passu with or senior to the claims of the Administrative Agent, the Collateral Agent and Lenders against the Loan Parties or the adequate protection Liens or claims; (b) Without limiting subsection (c) below, make or permit to be made any change to the Final DIP Order without the consent of the Required Lenders; or (c) Except for the Carve-Out and the L/C Facility, file an application for the approval of any Superpriority Claim or any Lien in any of the Chapter 11 Cases that is pari passu with or senior to the Liens securing the Obligations. 7.14 Prepayments, Etc. of Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness that is contractually subordinated to the Obligations or any Indebtedness (other than pursuant to the terms of the Intercompany Subordination Agreement); (b) Make (i) any prepetition “critical vendor” payments or other payments on account of any creditor’s prepetition claim or (ii) payments on account of claims or expenses arising under Section 503(b)(9) of the Bankruptcy Code, except in each case in amounts and on terms and conditions reasonably satisfactory to the Required Lenders and authorized by order of the Bankruptcy Court entered on or prior to the Closing Date; or (c) Make any payment under any management incentive plan or on account of claims or expenses arising under Section 503(c) of the Bankruptcy Code, except in each case in amounts and on terms and conditions reasonably satisfactory to the Required Lenders. 7.15 Sale Leasebacks. Engage in any sale leaseback or other Synthetic Lease Obligations involving any of the assets of the Borrower or its Subsidiaries. 7.16 Anti-Terrorism Laws. (a) Conduct any business or engage in any transaction or dealing with any Blocked Person (other than any Person referenced in clause (d) of the definition of “Blocked Person”) or knowingly conduct any business or engage in any transaction or dealing with any Blocked Person referenced in clause (d) of the definition of “Blocked Person”, including the

75 110446369 v18 making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (b) Deal in or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the OFAC Sanctions Program, or (c) Engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the OFAC Sanctions Program, the Patriot Act or any other Anti- Terrorism Law. 7.17 Apple Settlement Agreement; ASF Furnace Sales; Maximum Cash. (a) Sell or permit the sale of ASF Furnaces (other than sales of no more than 56 obsolete ASF Furnaces from the Borrower’s facility in Salem, Massachusetts) for an average price of less than 85.0% of the average sale price set forth in the Approved Budget and reflected in the “Amended Projections” disclosed in the Borrower’s Form 8-K, dated March 3, 2015; provided that, with respect to the calculation of the sale price of ASF Furnaces, such price shall be reduced by the net value of the additional tangible consideration provided (or increased by the net value of the additional tangible consideration received) by the Borrower or any of its Subsidiaries relating to the sale of such ASF Furnaces. For purposes of this Section 7.17(a), “net value of the additional tangible consideration” means an amount equal to the fair market value of any asset minus the sale price of such asset (for the avoidance of doubt, no adjustments will be required pursuant to this proviso relating to the First Amendment, the Seed Agreement, or the Prepetition ASF Purchase Order (each as defined in that certain DEBTORS’ MOTION FOR ORDER, PURSUANT TO BANKRUPTCY CODE SECTIONS 105, 362, 363, AND 553 AND BANKRUPTCY RULE 6004: (A) MODIFYING AUTOMATIC STAY, ALLOWING SETOFF OF PREPETITION OBLIGATIONS, AND APPROVING RELATED AGREEMENT WITH CUSTOMER; AND (B) AUTHORIZING CERTAIN DEBTORS TO ENTER INTO INTERCOMPANY AGREEMENT RELATED TO SALE OF ASF FURNACES, DATED AS OF MARCH 30, 2015); (b) Permit, as of the Closing Date, on a cumulative basis from the first day of the month in which the Closing Date occurs, the cumulative gross proceeds from the aggregate amount of Dispositions of assets at the Borrower’s Mesa Facility (excluding ASF Furnaces and Reclamation Dispositions) to be less than 50% of the appraised value in the Hilco Appraisal; (c) Permit any amendment or other modification to the Apple Settlement Agreement in any manner adverse to the interests of the Lenders; provided that, for the avoidance of doubt, any amendment or modification to the Apple Settlement Agreement that further limits or restricts the terms or amount of any Priming Financing (as defined in the Apple Settlement Agreement) shall be adverse to the Lenders; (d) Permit any amendment or other modification to the Intercompany Agreement in any manner adverse to the interests of the Lenders or permit GTAT Corporation to assign or transfer the Intercompany Notes;

76 110446369 v18 (e) Permit Borrower or any of its Subsidiaries (other than any Chinese Subsidiary or any Subsidiary organized in Hong Kong) to have more than (x) $2,670,000 of restricted cash, other than cash collateral for the L/C Facility, and (y) $500,000 in the aggregate of other cash and Cash Equivalents on hand during any consecutive three (3) Business Day period, in each case, deposited in deposits accounts or securities accounts which are not subject to a Deposit Account Control Agreement or Securities Account Control Agreement in favor of the Administrative Agent; provided that the amount in clause (x) above shall be reduced to the extent any cash collateral securing letters of credit on the Closing Date (other than the letters of credit under the L/C Facility) is released in connection with a replacement letter of credit under the L/C Facility or otherwise expires; (f) Permit any direct or indirect Subsidiary of Borrower organized in the People’s Republic of China (such subsidiaries, the “Chinese Subsidiaries”; it being understood that the “Chinese Subsidiaries” shall not include any Subsidiary organized in Hong Kong or Taiwan) to have more than $3,000,000 of aggregate cash or Cash Equivalents on hand at any time; provided that the Chinese Subsidiaries may have more than $3,000,000 of aggregate cash and Cash Equivalents to the extent that (i) the Chinese Subsidiaries and the Loan Parties use commercially reasonable efforts to reduce such amount to less than $3,000,000 (subject to compliance with applicable Law) and (ii) such amount in excess of $3,000,000 was obtained by the Chinese Subsidiaries in the ordinary course of business; or (g) Permit any amendment or other modification to the L/C Facility in any manner adverse to the interests of the Lenders; or (h) Apply any insurance proceeds relating to the May 26, 2015 fire at the Debtors’ Mesa Facility received in connection with any loss, damage or repair to any ASF Furnace that has not suffered a total loss to pay the Apple Repayment Amount. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan, or (ii) pay within three Business Days after the same becomes due, any interest on any Loan, or any fee due hereunder, or (iii) pay within three Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of (i) Sections 6.03(a), 6.05(a), 6.11, 6.15, 6.17 or Article VII, (ii) Sections 6.01(c)(ii), 6.01(d), or 6.01(f)(i)(x) or 6.01(f)(ii) and, in the case of this clause (ii), such failure continues for three Business Days and (iii) Sections 6.01(f)(i)(y) or 6.07(c) and, in the case of this clause (iii), such failure continues for five (5) Business Days; or

77 110446369 v18 (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 15 days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Borrower or any of its Subsidiaries in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualifications) as of the date made or deemed made; or (e) Cross-Default. (i) A default shall occur in the payment when due (subject to any applicable grace period) which is not stayed by the filing of the Chapter 11 Cases, whether by acceleration or otherwise, of any Indebtedness (other than Loans or Indebtedness incurred pursuant to the terms of the Intercompany Agreement) of the Borrower or any of its Subsidiaries in an aggregate principal amount exceed the Threshold Amount, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (other than Indebtedness incurred pursuant to the terms of the Intercompany Agreement) in excess of the Threshold Amount if the effect of such default is to accelerate the maturity of such Indebtedness which is not stayed by the filing of the Chapter 11 Cases, or (iii) a default shall occur in the performance or observance of any obligation or condition with respect to the Apple Settlement Agreement, or (iv) a default in the performance or observance of any obligation or condition and the exercise of material remedies shall occur under the Amended and Restated Facility Lease Agreement, effective as of December 14, 2015, by and between Platypus Development LLC and GTAT Corporation; or (f) Insolvency Proceedings, Etc. Any non-Debtor Loan Party or Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 30 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 30 calendar days, or an order for relief is entered in any such proceeding; or (g) Luxembourg Insolvency Event. The occurrence of a Luxembourg Insolvency Event in respect of a Luxembourg Guarantor, unless the obligations of such Luxembourg Guarantor under the Final DIP Order are approved by the applicable court with authority over such Luxembourg Insolvency Event within 30 calendar days; or

78 110446369 v18 (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer is rated at least “A” by A.M. Best Company (or in the case of an insurer in the People’s Republic of China, is a nationally recognized insurer) has been notified of the potential claim and does not deny coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any provision of any Loan Document, or purports in writing to revoke, terminate (except as provided herein) or rescind any provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control; or (l) Sale of All or Substantially All Assets. There occurs a sale of all or substantially all assets of the Borrower and its Subsidiaries; or (m) Collateral Documents. Any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on the Collateral purported to be covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents; or (n) Chapter 11 Cases. (i) any of the Chapter 11 Cases concerning the Debtors shall cease to be in effect or be dismissed or converted to a case under chapter 7 of the Bankruptcy Code or any Loan Party shall file a motion or other pleading or support a motion or other pleading (other than a motion in support of an Acceptable Plan) filed by any other Person seeking

79 110446369 v18 the dismissal or conversion of any of the Chapter 11 Cases concerning the Loan Parties under section 1112 of the Bankruptcy Code or otherwise; or any Debtor shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or (ii) a trustee under chapter 7 or chapter 11 of the Bankruptcy Code, a Responsible Officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) under section 1106(b) of the Bankruptcy Code shall be appointed in any of the Chapter 11 Cases; or any Loan Party shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or (iii) the existence of any other Superpriority Claim (other than the Carve-Out) in any of the Chapter 11 Cases, which is pari passu with or senior to the claims of the Administrative Agent and the Secured Parties against any Loan Party hereunder, or there shall arise or be granted any such pari passu or senior Superpriority Claim (other than the Carve-Out); or (iv) the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code to the holder or holders of any security interest to proceed against, including foreclosure (or the granting of a deed in lieu of foreclosure or the like) on, any assets of any of the Borrower or its Subsidiaries that have a value in excess of $250,000 in the aggregate; or (v) an order of the Bankruptcy Court (or any other court of competent jurisdiction) shall be entered reversing, staying, vacating or modifying the Final DIP Order, or any Debtor shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or (vi) following the entry of the Final DIP Order, an order of the Bankruptcy Court (or any other court of competent jurisdiction) shall be entered against any Lender regarding the Loans that has a Material Adverse Effect on such Lender’s rights and remedies; or any Debtor shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or (vii) Debtor’s use or support of any portion of the Loans or Collateral to challenge the validity, perfection, priority, extent or enforceability of the Loans or the Liens on the assets of the Debtors securing the Loans; or (viii) Debtor’s use or support of any portion of the Loans or Collateral to challenge the validity, priority, extent or enforceability of the prepetition obligations under the Convertible Notes; or (ix) Any Debtor shall support any investigation or assertion of any claims against any Lender or any Agent; or (x) Filing of any motion or proceeding which could have material impairment of the Lenders’ rights under the Loan Documents; or

80 110446369 v18 (xi) Payment of or granting adequate protection with respect to prepetition claims or rights other than (x) any equitable claim or other similar claim Tera Xtal Technology Corp. may have against up to 34 ASF Furnaces located in Mesa, Arizona, pursuant to the terms of the December 15, 2014 order of the Bankruptcy Court approving the terms of the Apple Settlement, solely upon the entry of a court order providing that such party has a lien or security interest in such assets, or (y) as approved by the Final DIP Order; or any Debtor shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or (o) Mesa Fire Insurance Proceeds. The Borrower fails to receive cash insurance proceeds sufficient to remediate the loss, damage or repair necessary for the ASF Furnaces as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility. 8.02 Remedies upon Event of Default. Except as otherwise provided in the Final DIP Order, if any Event of Default occurs and is continuing, the Administrative Agent shall (subject to the terms of Article IX hereof), at the direction of, or may (but shall not be obligated to), with the consent of, the Required Lenders, take any or all of the following actions (without further order of, or application or motion to, the Bankruptcy Court (except as otherwise expressly provided in the Final DIP Order) or any other court, and without interference from any Loan Party or any other party in interest, at the same or different times): (a) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (b) set-off any amounts held as cash collateral (including in any deposit accounts or securities accounts subject to a Deposit Account Control Agreement or a Securities Account Control Agreement) and enforce any and all Liens and security interests created pursuant to the Loan Documents and all remedies under applicable law (including, but not limited to, the Bankruptcy Code and the UCC), subject only to satisfaction of any notice requirement set forth in the Final DIP Order. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall (subject to the provisions of Sections 2.05(b)(ii)) be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges

81 110446369 v18 and disbursements of counsel to the Lenders) arising under the Loan Documents and amounts payable under Article III; Third, to payment of that portion of the Obligations constituting accrued and unpaid interests on the Loans and other Obligations arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to the payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. ARTICLE IX ADMINISTRATIVE AGENT AND COLLATERAL AGENT 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Cantor Fitzgerald Securities to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to execute the Loan Documents and to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Sections 9.06 and 9.10, the provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and (except with respect to Sections 9.05, 9.06 and 9.10) the Borrower shall not have rights as third party beneficiaries of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law, instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) Each of the Lenders hereby irrevocably appoints Cantor Fitzgerald Securities to act on its behalf as the Collateral Agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to execute the Loan Documents and to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except with respect to Sections 9.06 and 9.10, the provisions of this Article IX are solely for the benefit of the Collateral Agent and the Lenders, and (except with respect to Sections 9.05, 9.06 and 9.10) the Borrower shall not have rights as third party beneficiaries of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law, instead such term is used as

82 110446369 v18 a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender, if any, as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. (a) Without limiting the generality of the foregoing, the Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) accompanied by indemnity satisfactory to the Agent, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity. (b) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent by any Loan Party or a Lender. (c) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other

83 110446369 v18 document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. 9.04 Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Agent may treat each Lender party hereto as the holder of Obligations until the Administrative Agent receives an executed Assignment and Assumption Agreement from such Lender. Agent makes no warranties or representations to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations made in or in connection with this Agreement or any other Loan Documents. 9.05 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent; provided, however, that with respect to the Obligations, such sub-agent is a “U.S. person” and a “financial institution” (both within the meaning of Treasury Regulations Section 1.1441-1). The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties, subject to the provision in the prior sentence, applied mutatis mutandis to such Related Party. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Agent. (a) The Agent may resign upon 30 days’ advance written notice to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required

84 110446369 v18 Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) With effect from the Resignation Effective Date (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring Agent as of the Resignation Effective Date), and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06(b)). The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent. 9.07 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.08 Collateral and Guaranty Matters. Each of the Lenders irrevocably authorize the Agent, at its option and in its discretion, (a) to enter into this Agreement and the Collateral Documents for the benefit of the Secured Parties;

85 110446369 v18 (b) to take any action with respect to any Collateral or the Loan Documents which may be necessary (as reasonably determined by the Required Lenders) or as the Administrative Agent may reasonably require to perfect and maintain perfected Agent’s Liens upon the Collateral, for its benefit and the ratable benefit of Lenders; (c) to release any Lien on any property granted to or held by the Agent under any Loan Document (i) upon payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made), (ii) that is sold or to be sold or transferred as part of or in connection with any sale permitted hereunder or under any other Loan Document, (iii) that constitutes “Excluded Property” (as such term is defined in the Security Agreement) or (iv) if approved, authorized or ratified in writing in accordance with Section 11.01; (d) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and (e) to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i). Upon request by the Agent at any time, the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.08. In each case as specified in this Section 9.08, the Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.08. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under any Collateral Document, Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant to the Collateral Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of its rights, authorities and powers granted or available to Agent in this Section 9.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner in may deem appropriate, in its sole discretion, but consistent with the provisions of this Agreement and the other Collateral Documents and that Agent shall have no duty or liability whatsoever to any Lender. For the avoidance of doubt, Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

86 110446369 v18 ARTICLE X CONTINUING GUARANTY 10.01 Guaranty. Subject to the provisions of Section 10.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty for the ratable benefit of the Administrative Agent and each Lender the due and punctual payment in full in Cash of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”). 10.02 Contribution by Guarantors. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments (as defined below) exceeds its Fair Share (as defined below) as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor's Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount (as defined below) with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 10.2, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 10.2), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 10.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 10.2 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 10.2. 10.03 Certain Waivers. Subject to Section 10.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or

87 110446369 v18 otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of the Secured Parties, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to the Secured Parties as aforesaid. 10.04 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full in Cash of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (a) this Guaranty is a guaranty of payment when due and not of collectability, and this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety; (b) [reserved]; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Borrower or any of such other guarantors and whether or not the Borrower is joined in any such action or actions; (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations; (e) any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request

88 110446369 v18 and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment in full in Cash of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the receipt by any Secured Party of any property or consideration in respect of the Guaranteed Obligations other than Cash, or the application of payments received from any source (other than payments in Cash received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which the Borrower may allege or assert against any Secured Party in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or

89 110446369 v18 delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations. 10.05 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of the Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of the Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever, in each case other than indefeasible payment in full of the Guaranteed Obligations; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Guarantor from any cause other than indefeasible payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 10.04 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. 10.06 Guarantor’s Rights of Subrogation, Contribution. Until the Guaranteed Obligations (other than contingent obligations for which no claim has been made) shall have been indefeasibly paid in full in Cash, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against the Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Secured Party.

90 110446369 v18 In addition, until the Guaranteed Obligations (other than contingent obligations for which no claim has been made) shall have been indefeasibly paid in full and the Commitments shall have terminated, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 10.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Secured Party may have against the Borrower, to all right, title and interest any Secured Party may have in any such collateral or security, and to any right any Secured Party may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than contingent obligations for which no claim has been made) shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for the Administrative Agent on behalf of Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of Secured Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. 10.07 Subordination of Other Obligations. Any Indebtedness of the Borrower or any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations (it being understood that any payment in respect thereof shall be permitted unless an Event of Default has occurred and is continuing), and any such indebtedness collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of Secured Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision hereof. 10.08 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations (other than contingent obligations for which no claim has been made) shall have been indefeasibly paid in full. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. 10.09 Authority of Guarantors or the Borrower. It is not necessary for any Secured Party to inquire into the capacity or powers of any Guarantor or the Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them. 10.10 Financial Condition of the Borrower. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of the Borrower. Each Guarantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the

91 110446369 v18 responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of non-payment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by any Secured Party. 10.11 Luxembourg Guarantee Limitation Language Notwithstanding any other provision of this Agreement, the maximum liability of the Luxembourg Guarantor under this Article X (Continuing Guaranty) for the obligations of any other Loan Party, which is not a direct or indirect Subsidiary of the Luxembourg Guarantor shall be limited to at any time to an aggregate amount not exceeding 95% of the greater of (i) an amount equal to the sum of the Luxembourg Guarantor's Net Assets and its subordinated debt (dettes subordonnées), as reflected in the financial information of the Luxembourg Guarantor available to the Administrative Agent as at the date of this Agreement, including, without limitation, its most recently and duly approved financial statements (comptes annuels) and any (unaudited) interim financial statements signed by its board of managers (gérants) / directors (administrateurs); and (ii) an amount equal to the sum of the Luxembourg Guarantor's Net Assets and its subordinated debt (dettes subordonnées), as reflected in the financial information of the Luxembourg Guarantor available to the Administrative Agent as at the date the guarantee is called, including, without limitation, its most recently and duly approved financial statements (comptes annuels) and any (unaudited) interim financial statements signed by its board of managers (gérants) / directors (administrateurs). For this purpose, "Net Assets" shall mean all the assets (actifs) of the Luxembourg Guarantor minus its liabilities (provisions et dettes) as valued in accordance with Luxembourg generally accepted accounting principles (Lux GAAP) or International Financial Reporting Standards (IFRS), as applicable, and the relevant provisions of the Luxembourg Act of 19 December 2002 on the Register of Commerce and Companies, on accounting and on annual accounts of the companies, as amended. Should the financial information referred to in clause (i) and (ii) above not be available on the date of this Agreement or on the date the guaranty is called, the Luxembourg Guarantor's Net Assets will be determined by the Administrative Agent or any other person designated by the Administrative Agent, acting reasonably, in accordance with the Luxembourg accounting principles applicable to the Luxembourg Guarantor and at the cost of the Luxembourg Guarantor. The limitation set forth at the first paragraph above shall not apply to any amounts borrowed under this Agreement and made available, in any form whatsoever, to such Luxembourg Guarantor or any of its direct or indirect Subsidiaries.

92 110446369 v18 ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall, except as otherwise provided below, be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the applicable Loan Party or Loan Parties signatory thereto, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 2.06) without the written consent of such Lender; (b) postpone the scheduled maturity of any Loan or extend any time for any payment (excluding mandatory prepayments) of any interest, fees or other amounts due to the Lenders (or any of them) under this Agreement or under any other Loan Document without the written consent of each Lender entitled to such payment, it being understood that the waiver of any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest; (c) waive, reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount, provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate; (d) change Section 2.12(a), Section 2.13 and Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender in any manner that materially and adversely affects the Lenders without the written consent of each Lender adversely affected thereby; (e) change any provision of this Section 11.01 or the definition of “Required Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender adversely affected thereby; (f) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (g) release all or substantially all of the value of the Guaranty in respect of the Obligations, without the written consent of each Lender, except as expressly provided in the Loan Documents;

93 110446369 v18 (h) subordinate any of the Obligations or any Lien created by this Agreement or any other Loan Document (except as permitted in this Agreement and the Loan Documents) without the consent of each Lender; or (i) modify, waive, release or subordinate the Superpriority Claim status of the Obligations (except as permitted in this Agreement and the Loan Documents) without the consent of each Lender. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) any amendment, waiver or consent that would require the consent of each Lender or each affected Lender pursuant to Section 11.01(a), 11.01(b) or 11.01(c) shall require the consent of each Defaulting Lender affected thereby and (y) any other waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document (a “Non-Consenting Lender”) that requires the consent of each Lender or each Lender or each affected Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 11.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph). The Agent shall not be required to execute any amendment or waiver hereunder if such amendment affects Agent’s rights, privileges and immunities hereunder or under the other Loan Documents. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or other form of electronic transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

94 110446369 v18 Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). Notwithstanding anything to the contrary herein, a Borrowing Notice shall be deemed to have been given only when received by the Administrative Agent. (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e- mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’ or the Administrative Agent’s transmission of Borrower Materials through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to

95 110446369 v18 have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. The Borrower or the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non- public information with respect to Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any such Loan Party, indemnification payments to be made to the Administrative Agent for its own benefit or for the benefit of the Lenders. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

96 110446369 v18 Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders, provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, or (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13); and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall, jointly and severally, pay (i) all out-of-pocket expenses incurred by the Agent (and any sub-agent thereof) or any Lender (including, without limitation, reasonable fees, disbursements and other charges of one lead counsel (and any special or local counsel reasonably necessary) and one financial advisor of the Lenders and one lead counsel (and any special or local counsel reasonably necessary) for the Agent) in connection with the Facility, the Loan Documents and the transactions contemplated hereby and thereby, and (ii) all out-of-pocket expenses incurred by the Agent (and any sub-agent thereof) or any Lender (including, without limitation, documented fees, disbursements and other charges of one lead counsel (and any special or local counsel reasonably necessary) and one financial advisor of the Lenders and one lead counsel (and any special or local counsels reasonably necessary) for the Agent) for the enforcement costs and documentary taxes associated with the Facility, the Loan Documents and the transactions contemplated hereby and thereby. (b) Indemnification by the Loan Parties. The Loan Parties shall, jointly and severally, indemnify the Agent (and any sub-agent thereof), each Lender, and their respective Related Parties (each such Person being called an “Indemnitee” and collectively, “Indemnitees”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities to which any such Indemnitee may become subject arising out of or in connection with this Agreement, or any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the use of the proceeds thereof, or any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to Borrower or any of its Subsidiaries, or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (a “Proceeding”), regardless of whether any Indemnitee is a party thereto, whether or not such Proceedings are brought by Borrower, its equity holders, affiliates, creditors or any other person and to reimburse each Indemnitee promptly upon demand for

97 110446369 v18 any reasonable and documented out-of-pocket legal (limited to charges of one outside primary counsel for all Indemnitees, one local counsel in each relevant jurisdiction for all Indemnitees and one or more conflicts counsel if one or more conflicts of interest arise (it being agreed that the Agent’s determination that a conflict of interest exists with respect to it shall be conclusive and binding)) or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any Indemnitee, apply to losses, claims, damages, liabilities or related expenses (i) to the extent they are found by a final, nonappealable judgment of a court of competent jurisdiction to arise from (x) the willful misconduct, bad faith or gross negligence of such Indemnitees or its Related Parties or (y) a material breach of the obligations of such Indemnitee (other than the Agent or any sub-agent thereof) or its Related Parties under the Commitment Letter or any Loan Documents or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of Borrower or any of its affiliates and that is brought by an Indemnitee against any other Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages are found by a final, nonappealable judgment of a court of competent jurisdiction to arise from the gross negligence or willful misconduct of, such Indemnitee (or any of its Related Parties). This Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 11.04 to be paid by it to the Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(c). Without limitation of the foregoing, each Lender agrees to reimburse Agent (or any such sub-agent) promptly upon demand for its applicable Percentage, as set forth above, of any reasonable and documented out-of-pocket expenses (including reasonable attorney’s fees) incurred by Agent (or any such sub-agent) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceeding or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent (or any such sub-agent) is not reimbursed for such expenses by the Borrower. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, none of the parties hereto shall assert, and each of the parties hereto hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or

98 110446369 v18 thereby, any Loan or the use of the proceeds thereof, except for any such claims which constitute indemnification obligations of a Loan Party under Section 11.04(b) incurred or paid by an Indemnitee to a third party. No party hereto shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such party through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such party or any Related Party as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable to the Administrative Agent for its own benefit or for the benefit of the Lenders not later than five (5) Business Days after demand therefor. (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender and the repayment, satisfaction or discharge of the Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (unless in connection with a transaction permitted under Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(e), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(g) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this

99 110446369 v18 Section 11.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement; provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire amount of the Loans or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section 11.06, the aggregate amount of the principal outstanding balance of applicable Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $500,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the applicable Loans assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 11.06 and the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and such tax documentation as is required pursuant to Section 3.01(f).

100 110446369 v18 (v) No Assignment to Certain Persons. No such assignment shall be made (A) to Borrower or any of Borrower’ Affiliates or Subsidiaries, or (B) to a natural person. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.06, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.02, 3.03 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(e). (c) Preservation of Security Interests: The Luxembourg Guarantor hereby expressly accepts, agrees and confirms, and each other party hereto hereby expressly reserves, for the purposes of articles 1278 et s. and 1281 of the Luxembourg civil code, that notwithstanding any assignment, transfer and/or novation permitted under, and made in accordance with the provisions of this Agreement, any security created or guarantee given in relation to this Agreement shall be preserved for the benefit of any new Lender or Participant. (d) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amounts (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of the amounts owing to it hereunder as reflected in the Register for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (e) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders shall continue to deal solely and

101 110446369 v18 directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to subsection (e) of this Section 11.06, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.02 and 3.03 (subject to the requirements and limitations of such sections as if the Participant were a Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and each person whose name is recorded in the Participant Register shall be treated as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of any Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. (f) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential),

102 110446369 v18 (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that solely to the extent permitted by law and other than in connection with routine audits and reviews by regulatory and self-regulatory authorities, each Lender and the Administrative Agent shall notify Borrower as promptly as practicable of any such requested or required disclosure in connection with any legal or regulatory proceeding), (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to any agency rating in connection with rating Borrower or its Subsidiaries or the credit facilities provided hereunder, (h) with the consent of Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower and its Subsidiaries. For purposes of this Section 11.07, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this

103 110446369 v18 Agreement or any other Loan Document and although such obligations of any the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the

104 110446369 v18 remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 11.13 Replacement of Lenders. If any Lender requests compensation under Section 3.02, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender after giving effect to Section 2.01(b) or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.03) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.02 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

105 110446369 v18 (b) SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN BANKRUPTCY COURT OR, IN THE EVENT THE BANKRUPTCY COURT LACKS JURISDICTION OVER SUCH ACTION, LITIGATION, OR PROCEEDING, TO ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE BANKRUPTCY COURT OR, IN THE EVENT THE BANKRUPTCY COURT LACKS SUBJECT MATTER JURISDICTION OVER ANY ACTION, LITIGATION, OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATING HERETO OR THERETO, TO ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING WITH RESPECT TO COLLATERAL, AGAINST EACH LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF

106 110446369 v18 ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) EACH LOAN PARTY THAT IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OUTSIDE THE UNITED STATES HEREBY APPOINTS THE BORROWER, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY MATTER RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the Borrower and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

107 110446369 v18 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 11.18 USA PATRIOT Act. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. 11.19 Section 956 Override. Notwithstanding any provision of any Loan Document to the contrary (including any provision that would otherwise apply notwithstanding other provisions or that is the beneficiary of other overriding language), (i) no more than 65% of the voting interests and 100% of the non-voting interests in or of any Foreign Subsidiary with respect to the Borrower shall be pledged or similarly hypothecated to guarantee or support any Obligation of the Borrower, (ii) no Excluded Subsidiary with respect to the Borrower shall guarantee or support any Obligation of the Borrower, (iii) no security or similar interest shall be granted in the assets of any Excluded Subsidiary with respect to the Borrower, which security or similar interest guarantees or supports any Obligation of the Borrower, and (iv) no Excluded Subsidiary with respect to the Borrower shall be required to make any payment on behalf of the Borrower. 11.20 Waiver of Immunities. If any Loan Party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Loan Party hereby (to the fullest extent permitted by applicable law) irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and each other Loan Documents. Each Loan Party agrees that the foregoing waivers shall be effective to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America, as amended from time to time, and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

108 110446369 v18 11.21 Final DIP Order. In the event of any conflict between, or inconsistence among, the Final DIP Order, on the one hand, and this Agreement or any other Loan Documents, on the other hand, the Final DIP Order shall control.

[Signature Page to DIP Credit Agreement] LENDER: ADVANTAGE OPPORTUNITIES FUND, L.P. By: Advantage Capital Management LLC, its Investment Manager By: Name: Title:

LENDER: LATIGO ULTRA MASTER FUND, LTD. LATIGO ADVISORS MASTER FUND, LTD. CROWN MANAGED ACCOUNTS SPC acting for and on behalf of CrownlLatigo Segregated portfolio By: Latigo Partners LP By: ___ _ Name: Scott McCabe Title: Authorized Signatory LATIGO PARTNERS MA2, LP By: Latigo GP LLC By:__ Name: Scott McCabe Title: Authorized Signatory [Signature Page to DIP Credit Agreement]

SCHEDULES TO CREDIT AGREEMENT1 Index Schedule 2.01 - Commitments and Applicable Percentages Schedule 2.01(A) - Backstop Lender Commitments Schedule 5.06 - Litigation Schedule 5.08(c) - Owned Real Property Schedule 5.08(d) - Leased Real Property Schedule 5.08(g) - Investments Schedule 5.11 - Taxes Schedule 5.12(d) - Pension Plans Schedule 5.13 - Subsidiaries and Other Equity Investments; Loan Parties Schedule 5.16 - Compliance with Laws Schedule 5.18 - Material Contracts Schedule 5.20 - Bank Accounts and Securities Accounts Schedule 6.01 - Reporting Dates Schedule 6.14 - Guarantors Schedule 7.01 - Liens Schedule 7.02 - Indebtedness Schedule 7.08 - Transactions with Affiliates Schedule 7.09 - Burdensome Agreements; Negative Pledges Schedule 11.02 - Administrative Agent’s Office, Certain Addresses for Notices 1 Capitalized terms used but not defined in these schedules have the respective meanings assigned to them in the Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of July 27, 2015, among GT Advanced Technologies Inc., a Delaware corporation, as a debtor and debtor-in-possession, as Borrower (as defined therein), certain Subsidiaries (as defined therein) of Borrower, each as a debtor and debtor-in-possession, as Guarantors (as defined therein), each Lender (as defined therein) from time to time party thereto and Cantor Fitzgerald Securities, as Agent (as defined therein) for the Lenders.

SCHEDULE 2.01 Commitments and Applicable Percentages Backstop Lender Commitment Aristeia Master, L.P. $15,566,477.46 Compass ESMA LP $179,361.67 Compass TSMA LP $230,813.95 WFF Cayman II Ltd. $11,691,547.19 New Generation Limited Partnership $2,441,795.43 New Generation Turnaround Fund (Bermuda) LP $6,966,069.69 Brandytrust Multi-Strategy NGA, LLC $897,735.27 P New Generation Turnaround IE a fund of Permal Managed Account Platform ICAV $610,726.96 Sciens Group Alternative Strategies PCC Limited acting in respect of its Olive Zeta Cell $208,025.40 Wbox 2014-3 Ltd. $13,600,430.40 QPB Holdings Ltd. $9,094,952.19 Pine River Deerwood Fund Ltd. $138,629.46 Pine River Fixed Income Master Fund Ltd. $928,099.65 Pine River Convertibles Master Fund Ltd. $4,797,259.07 Pine River Master Fund Ltd. $1,066,729.11 Mariner LDC $288,625.02 Caspian Select Credit Master Fund, Ltd. $5,855,499.87 Caspian Solitude Master Fund, L.P. $253,261.90 Caspian HLSC1, LLC $376,058.78 Caspian SC Holdings, L.P. $478,076.91 Super Caspian Cayman Fund Limited $248,477.52 Jefferies Leveraged Credit Products, LLC $5,211,344.11 Latigo Ultra Master Fund, Ltd. $2,667,252.58 Latigo Advisors Master Fund, Ltd. $334,000.00 Latigo Partners MA2, LP $892,000.00 Crown Managed Accounts SPC acting for and on behalf of Crown/Latigo Segregated Portfolio $618,000.00 AQR Diversified Arbitrage Fund $3,124,889.64 Hare & Co. o/b/o Advanced Series Trust – AST Academic Strategies Asset Allocation Portfolio $370,415.67 Advantage Opportunities Fund, L.P. $180,450.10 Ingalls & Snyder, LLC $555,115.00 Privet Fund LP $4,377,880.00 Wilfred Global Opportunity Fund LP $750,000.00

49333159_13 SCHEDULE 2.01(A) Backstop Lender Commitments Backstop Lender Commitment Aristeia Master, L.P. $20,485,484.34 Compass ESMA LP $236,039.96 Compass TSMA LP $303,751.16 WFF Cayman II Ltd. $15,386,076.10 New Generation Limited Partnership $3,213,402.79 New Generation Turnaround Fund (Bermuda) LP $9,167,347.71 Brandytrust Multi-Strategy NGA, LLC $1,181,419.62 P New Generation Turnaround IE a fund of Permal Managed Account Platform ICAV $803,716.68 Sciens Group Alternative Strategies PCC Limited acting in respect of its Olive Zeta Cell $273,761.43 Wbox 2014-3 Ltd. $17,898,166.41 QPB Holdings Ltd. $11,968,957.08 Pine River Deerwood Fund Ltd. $182,436.37 Pine River Fixed Income Master Fund Ltd. $1,221,379.14 Pine River Convertibles Master Fund Ltd. $6,313,192.94 Pine River Master Fund Ltd. $1,403,815.51 Mariner LDC $379,830.53 Caspian Select Credit Master Fund, Ltd. $7,705,837.83 Caspian Solitude Master Fund, L.P. $333,292.66 Caspian HLSC1, LLC $494,893.35 Caspian SC Holdings, L.P. $629,149.21 Super Caspian Cayman Fund Limited $326,996.42 Jefferies Leveraged Credit Products, LLC $6,858,128.85 Latigo Ultra Master Fund, Ltd. $3,510,104.40 Latigo Advisors Master Fund, Ltd. $439,544.00 Latigo Partners MA2, LP $1,173,872.00 Crown Managed Accounts SPC acting for and on behalf of Crown/Latigo Segregated Portfolio $813,228.00 AQR Diversified Arbitrage Fund $4,112,354.77 Hare & Co. o/b/o Advanced Series Trust – AST Academic Strategies Asset Allocation Portfolio $487,467.022 Advantage Opportunities Fund, L.P. $237,472.33 Ingalls & Snyder, LLC $730,531.34 Privet Fund LP $5,761,290.08 Wilfred Global Opportunity Fund LP $987,000.00

49333159_13 SCHEDULE 5.06 Litigation 1. On October 15, 2014, the Securities and Exchange Commission (the “SEC”) sent a letter to the Company noting that it was conducting an inquiry into matters involving the Company. The SEC is seeking certain information regarding trading activity in the Company’s securities, as well as the Company’s sapphire business and securities offering going back to January 1, 2013, and requesting the preservation and production of documents. The Company is fully cooperating with the SEC. 2. On January 21, 2015, Tera Xtal Technology Corp. (“TXT”) commenced an adversary proceeding in the Bankruptcy Court [Case No. 15-1007-HJB] against Hong Kong Debtor seeking to recover approximately $16.6 million in payments made by TXT in connection with the purchase of certain undelivered furnaces prior to the Petition Date, including on theories of express or resulting trust, constructive trust, and equitable liens. 3. Levy v. Gutierrez et al, 1:14-cv-443 (D. NH, Oct. 9, 2014) was the first class action complaint filed against GT Advanced Technologies, Inc. officers and directors as part of the follow-on litigation to the Chapter 11 petition. After Levy, twelve additional class actions were filed in the United States District Court for the District of New Hampshire. Those cases were consolidated on February 4, 2015, and affidavits regarding service of the original complaints were filed on February 6, 2015. On May 20, 2015, Bernstein Litowitz Berger & Grossman and Orr & Reno were appointed as lead counsel, and Douglas Kurtz was appointed as lead plaintiff.

49333159_13 SCHEDULE 5.08(c) Owned Real Property Real property at 243 and 247 Daniel Webster Highway, Merrimack, NH 03054. The record owner of this real property is GTAT Corporation. The real property has book and estimated fair values of $14,482,674.

SCHEDULE 5.08(d)

Leased Real Property

Location	Lessor	Lessee	Lease Expiration Date	Annualized Rent Amount
CALIFORNIA				
2369 Bering Drive, San Jose, CA	Dollinger Properties	GTAT Corporation	07/31/2015	$161,892
5891 Rue Ferrari Drive San Jose, CA	MPJ-A, LLC	GTAT Corporation	04/30/2018	$305,212 through 5/1/2016; $314,369 through 5/1/2017; $323,800 through 5/1/2018
MASSACHUSETTS				
27 Congress Street Salem, MA 01970	Shetland Harbor Trust	GTAT Corporation (successor by merger to GT Crystal Systems, LLC, successor by merger to Crystal Systems, Inc.)	05/31/2023	$198,088 through 5/31/2016; $205,391 through 5/31/2017; $213,607 through 5/31/2018; $219,997 through 5/31/2019; $226,569 through 5/31/2020; $233,325 through 5/31/2021; $240,262 through 5/31/2022; $247,382 through 5/31/2023
35 Congress Street Salem, MA 01970	Shetland Harbor Trust	GTAT Corporation (successor by merger to GT Crystal Systems, LLC, successor by merger to Crystal Systems, Inc.)	05/31/2018	$124,348 through 5/31/2016; $129,009 through 5/31/2017; $134,148 through 5/31/2018
One Industrial Drive Danvers, MA	One Industrial Drive LLC	GTAT Corporation	09/30/2015	$251,700
MONTANA				
First Interstate Business Center, 4th Floor 101 East Front Street Missoula, MT 59802	N47, LLC	GTAT Corporation	12/31/2020	$273,649 through 12/31/2016; $287,508 through 12/31/2020
6900 Kestrel Drive Suites 9 and 10 Missoula, MT 59803	Sheridan Montana Ventures L.L.C.	GTAT Corporation	12/31/2015	$37,200
6900 Kestrel Drive Suite 8 Missoula, MT 59803	Sheridan Montana Ventures L.L.C.	GTAT Corporation	12/31/2015	$20,400
6900 Kestrel Drive Suite 11 Missoula, MT 59803	Sheridan Montana Ventures L.L.C.	GTAT Corporation	12/31/2015	$17,604
6900 Kestrel Drive Suite 15 Missoula, MT 59803	Sheridan Montana Ventures L.L.C.	GTAT Corporation	12/31/2015	$18,000
6900 Kestrel Drive Suites 16-18 Missoula, MT 59803	Sheridan Montana Ventures L.L.C.	GTAT Corporation	12/31/2015	$54000

49333159_13

SCHEDULE 5.08(g)

Investments

1. Equity Interests

Entity	Issuer	Number of Shares
GT Advanced Technologies Inc.	GTAT Corporation	100 shares
GTAT Corporation	GT Advanced Equipment Holding LLC	100% (Sole Member)
GTAT Corporation	GT Equipment Holdings, Inc.	1,000 shares
GTAT Corporation	Lindbergh Acquisition Corp.	100 shares
GTAT Corporation	GT Sapphire Systems Holding LLC	100% (Sole Member)
GTAT Corporation	GT Advanced Technologies Limited	11,208,000 shares
Lindbergh Acquisition Corp.	GT Advanced Cz LLC	100% (Sole Member)
GT Sapphire Systems Holding LLC	GT Sapphire Systems Group LLC	100% (Sole Member)
GT Advanced Technologies Limited	GT Advanced Technologies Taiwan Co., Ltd.	500,000 shares
GT Advanced Technologies Limited	GT Solar Mauritius, Ltd.	128,055 shares
GT Advanced Technologies Limited	GT Advanced Technologies GmbH	100%
GT Advanced Technologies Limited	GT Advanced Technologies Luxembourg S.À R.L.	12,501 corporate units
GT Solar Mauritius, Ltd.	GT Solar (Shanghai), Ltd.	100%
GT Solar Mauritius, Ltd.	GT Solar China Co. Ltd	100%
GT Solar (Shanghai), Ltd.	GT Sapphire Technology (Guiyang) Co., Ltd.	100%
GT Advanced Technologies Luxembourg S.À R.L.	GTAT IP Holding LLC	100% (Sole Member)

49333159_13

49333159_13 2. Promissory Notes or other Indebtedness with an Individual Principal Amount of More than $500,000 (a) Lender: GT Advanced Technologies Limited Borrower: GT Advanced Technologies S.à r.l. Amount: $57,843,972 (b) Lender: GT Advanced Technologies S.à r.l. Borrower: GTAT IP Holding LLC Amount: $57,843,972 (c) Priority Note as described in the Intercompany Agreement Lender: GTAT Corporation Borrower: GT Advanced Technologies Limited Amount $22,500,000 (d) Contingent Note as described in the Intercompany Agreement Lender: GTAT Corporation Borrower: GT Advanced Technologies Limited Amount: $130,000,000

49333159_13 SCHEDULE 5.112 Taxes Debtor Filing Date Name Tax Type Total Filed Claim Amount GT Advanced Cz LLC 3/11/2015 Department of the Treasury - Internal Revenue Service Corporate Income Tax $0.00 GT Advanced Cz LLC 3/24/2015 Franchise Tax Board Bank and Corporation Tax $3,492.47 GT Advanced Technologies Inc. 3/16/2015 City of Los Angeles Office of Finance Municipal Business Tax $1,944.66 GT Advanced Technologies Inc. 10/20/2014 Colorado Department of Revenue Corporate Income Tax $0.00 GT Advanced Technologies Inc. 2/13/2015 Department of the Treasury - Internal Revenue Service Corporate Income Tax $51,708,189.80 GT Advanced Technologies Inc. 3/24/2015 Franchise Tax Board Bank and Corporation Tax $19,806.28 GT Advanced Technologies Inc. 5/11/2015 Franchise Tax Board Bank and Corporation Tax $38,480.42 GT Advanced Technologies Inc. 3/24/2015 Montana Department of Revenue Corporate License Tax $33,426.00 GT Advanced Technologies Inc. 12/10/2014 New Hampshire Department of Revenue Administration State Business Tax $70,143.20 GT Advanced Technologies Inc. 11/13/2014 Progressive Business Advisors S.A. Business Duty Tax (Greece) $5,413.00 GT Advanced Technologies Inc. 3/24/2015 State of New Hampshire, Department of Employment Security Unemployment Contribution Tax $401.52 GT Sapphire Systems Group LLC 3/11/2015 Department of the Treasury - Internal Revenue Service WT-FICA Tax and FUTA $0.00 GT Sapphire Systems Group LLC 3/24/2015 Franchise Tax Board Partnership Tax Liability $1,708.00 GT Sapphire Systems Holding LLC 3/11/2015 Department of the Treasury - Internal Revenue Service Miscellaneous Penalties $10,000.00 2 Items in this schedule indicated with “*” are anticipated to be expunged after the Closing Date because they are duplicative of other claims or have been amended by subsequent claims already listed.

GT Sapphire Systems Holding LLC	3/24/2015	Franchise Tax Board	Partnership Tax Liability	$1,708.00
GTAT Corporation	11/10/2014	Arizona Department of Revenue	Sales Tax (TPT)	$20,716.14
GTAT Corporation	11/24/2014	City of Mesa	Use Tax for Mesa AZ Facility	$6,474.00
GTAT Corporation	3/11/2015	Department of the Treasury - Internal Revenue Service	WT-FICA and FUTA	$0.00
GTAT Corporation	3/24/2015	Franchise Tax Board	Bank and Corporation Tax	$19,806.28
GTAT Corporation	5/11/2015	Franchise Tax Board	Bank and Corporation Tax	$38,480.42
GTAT Corporation	5/21/2015	Massachusetts Department of Revenue	Sales and Use Tax	$9,237.02
GTAT Corporation	11/24/2014	Ohio Department of Taxation	Commercial Activity Tax	$150.00
GTAT Corporation	1/20/2015	Pennsylvania Department of Revenue	Employer Withholding Tax and Capital Stock-Franchise Tax	$4,942.81
GTAT Corporation	11/24/2014	SCC Tax Collector	Personal Property Taxes	$1,003.66
Lindbergh Acquisition Corp.	3/24/2015	Franchise Tax Board	Bank and Corporation Tax	$821.97
GT Advanced Cz LLC*	11/28/2014	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$3,000.00
GT Advanced Cz LLC*	12/15/2014	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$3,000.00
GT Advanced Cz LLC*	3/16/2015	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$0.00
GT Advanced Technologies Inc.*	1/23/2015	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$100,533,352.00
GT Advanced Technologies Inc.*	1/26/2015	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$100,533,352.00
GT Advanced Technologies Inc.*	2/24/2015	Department of the Treasury - Internal Revenue Service	Corporate Income Tax	$51,708,189.80
GT Advanced Technologies Inc.*	11/7/2014	Montana Department of Revenue	Corporate License Tax	$960,797.68

49333159_13

49333159_13 GT Advanced Technologies Inc.* 10/24/2014 New Hampshire Department of Revenue Administration State Business Tax $466.88 GT Sapphire Systems Group LLC* 11/28/2014 Department of the Treasury - Internal Revenue Service WT-FICA Tax, FUTA, and Partnership Tax $3,266.38 GT Sapphire Systems Group LLC* 12/15/2014 Department of the Treasury - Internal Revenue Service WT-FICA Tax, FUTA, and Partnership Tax $3,266.38 GT Sapphire Systems Group LLC* 3/16/2015 Department of the Treasury - Internal Revenue Service WT-FICA Tax and FUTA $0.00 GT Sapphire Systems Holding LLC* 12/2/2014 Department of the Treasury - Internal Revenue Service WT-FICA Tax, FUTA, and Miscellaneous Penalties $10,900.00 GT Sapphire Systems Holding LLC* 12/15/2014 Department of the Treasury - Internal Revenue Service WT-FICA Tax, FUTA, and Miscellaneous Penalties $10,900.00 GT Sapphire Systems Holding LLC* 3/16/2015 Department of the Treasury - Internal Revenue Service Miscellaneous Penalties $10,000.00 GTAT Corporation* 11/28/2014 Department of the Treasury - Internal Revenue Service WT-FICA and FUTA $200.00 GTAT Corporation* 12/15/2014 Department of the Treasury - Internal Revenue Service WT-FICA and FUTA $200.00 GTAT Corporation* 3/16/2015 Department of the Treasury - Internal Revenue Service WT-FICA and FUTA $0.00

49333159_13 SCHEDULE 5.12(d) Pension Plans None.

SCHEDULE 5.13

Subsidiaries and Other Equity Investments; Loan Parties

Part (a): Subsidiaries of Borrower

Subsidiaries of Borrower	Issuer	Number of Shares
GT Advanced Technologies Inc.	GTAT Corporation	100 shares
GTAT Corporation	GT Advanced Equipment Holding LLC	100% (Sole Member)
GTAT Corporation	GT Equipment Holdings, Inc.	1,000 shares
GTAT Corporation	Lindbergh Acquisition Corp.	100 shares
GTAT Corporation	GT Sapphire Systems Holding LLC	100% (Sole Member)
GTAT Corporation	GT Advanced Technologies Limited	11,208,000 shares
GT Sapphire Systems Holding LLC	GT Sapphire Systems Group LLC	100% (Sole Member)
Lindbergh Acquisition Corp.	GT Advanced Cz LLC	100% (Sole Member)
GT Advanced Technologies Limited (not a Loan Party)	GT Advanced Technologies Taiwan Co., Ltd.	500,000 shares
GT Advanced Technologies Limited (not a Loan Party)	GT Solar Mauritius, Ltd.	128,055 shares
GT Advanced Technologies Limited (not a Loan Party)	GT Advanced Technologies GmbH	100%
GT Advanced Technologies Limited (not a Loan Party)	GT Advanced Technologies Luxembourg S.À R.L.	12,501 corporate units
GT Solar Mauritius, Ltd. (not a Loan Party)	GT Solar (Shanghai), Ltd.	100%
GT Solar Mauritius, Ltd. (not a Loan Party)	GT Solar China Co., Ltd	100%
GT Solar (Shanghai), Ltd. (not a Loan Party)	GT Sapphire Technology (Guiyang) Co., Ltd.	100%
GT Advanced Technologies Luxembourg S.À R.L.	GTAT IP Holding LLC	100% (Sole Member)

49333159_13

Part (b): Loan Parties as of the Closing Date

Loan Party	Jurisdiction	Principal Place of Business	U.S. Taxpayer Identification Number or Unique Identification Number
GT Advanced Technologies Inc.	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	03-0606749
GTAT Corporation	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	02-0471760
GT Advanced Equipment Holding LLC	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	46-3928329
GT Equipment Holdings, Inc.	New Hampshire	243 Daniel Webster Highway Merrimack, NH 03054	04-3640040
Lindbergh Acquisition Corp.	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	37-1645073
GT Advanced Cz LLC	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	26-1609815
GT Sapphire Systems Holding LLC	California	243 Daniel Webster Highway Merrimack, NH 03054	20-5904417
GT Sapphire Systems Group LLC	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	20-5905126
GT Advanced Technologies Luxembourg S.À R.L.	Luxembourg	7, rue Robert Stümper L-2557 Luxembourg	98-1080872
GTAT IP Holding LLC	Delaware	243 Daniel Webster Highway Merrimack, NH 03054	46-1494456

49333159_13

49333159_13 SCHEDULE 5.16 Compliance with Laws None.

49333159_13 SCHEDULE 5.18 Material Contracts 1. Purchase Order and First Amendment to Purchase Order, both effective as of April 9, 2015, by and between GT Advanced Technologies Limited and Guangdong Saifei Sapphire Technology Co., Ltd. 2. Supply Agreement dated May 16, 2011 and amended on December 27, 2011, February 14, 2012 and December 21, 2012, by and between GT Advanced Technologies Limited and OCI Company Ltd.

SCHEDULE 5.20

Bank Accounts and Securities Accounts[3]

Loan Party	Bank / Broker Dealer	Account Number	Purpose
GTAT Corporation	Bank of America	—3294	DDA
GTAT Corporation	Bank of America	—4487	CDA
GTAT Corporation	Bank of America	—6508	DDA – Utility Deposit Account
GT Advanced Equipment Holding LLC	Bank of America	—8144	DDA
GTAT Corporation d/b/a Crystal Systems	Bank of America	—1546	DDA
GTAT Corporation d/b/a Crystal Systems	Bank of America	—7590	CDA
Lindbergh Acquisition Corp	Bank of America	—8343	DDA
GT Advanced Cz LLC	Bank of America	—5023	DDA
GT Advanced Cz LLC	Bank of America	—6497	CDA
GT Sapphire Systems Group LLC	Bank of America	—7965	DDA
GT Sapphire Systems Group LLC	Bank of America	—9105	CDA
GTAT IP Holding LLC	Bank of America	—3253	DDA
GT Advanced Technologies Luxembourg S.à r.l.	Bank of America (Luxembourg)	—1013	DDA
GT Solar (Shanghai), Ltd. d/b/a GT Solar Shanghai CO., LTD	Bank of China	—5567	RMB Operating Account
GT Solar (Shanghai), Ltd. d/b/a GT Solar Shanghai CO., LTD	Shanghai Bank	—6076	RMB Tax Payments
GT Solar (Shanghai), Ltd. d/b/a GT Solar Shanghai CO., LTD	Shanghai Pudong Development Bank	—2271	US FX Account
GT Solar China Co., Ltd.	HSBC	—7-055	USD Operating Account
GT Solar China Co., Ltd.	HSBC	—7-056	USD Operating Account
GT Solar China Co., Ltd.	Shanghai Pudong Development Bank	—1721	RMB Operating Account
GT Sapphire Technology (Guiyang) Co., Ltd.	ICBC	—5723	RMB Operating Account

[3] As of July 6, 2015.

49333159_13

49333159_13 GT Advanced Technologies Taiwan Co., Ltd. Bank of America Taiwan —7013 TWD Operating Account GT Advanced Technologies Taiwan Co., Ltd. Bank of America Taiwan —7055 USD Operating Account GT Advanced Technologies Taiwan Co., Ltd. Bank of America Taiwan —7914 TWD Payroll Account GT Advanced Technologies Limited Bank of America US —7350 DDA GT Advanced Technologies Limited Bank of America US —5316 DDA – Kerry Logistics Deposit Account GT Advanced Technologies Limited Bank of America Hong Kong —2014 HK DDA GT Advanced Technologies Limited Bank of America Hong Kong —2022 USD DDA GT Advanced Technologies Limited Bank of America Hong Kong —9230 CNY DDA GT Advanced Technologies Limited Bank of America Hong Kong —2048 HKD Payroll Account GT Advanced Technologies Limited Bank of America Hong Kong —2056 EUR DDA GT Advanced Technologies Limited Bank of America Hong Kong —9201 USD Time Deposit – Restricted Cash Collateral Account GT Advanced Technologies GmbH Bank of America —2018 EUR Operating GT Advanced Technologies GmbH Bank of America —2026 USD Operating Account

49333159_13 SCHEDULE 6.01 Reporting Dates 6.01(d) 13 Week Cash Flow Forecast Thursday, August 06, 2015 Thursday, September 03, 2015 Thursday, October 01, 2015 Thursday, November 05, 2015 Thursday, December 03, 2015 Thursday, January 07, 2016 Thursday, February 04, 2016 Thursday, March 03, 2016 Thursday, April 07, 2016 Thursday, May 05, 2016 Thursday, June 02, 2016 Thursday, July 7, 2016 6.01(f)(i)(x) Cash Balance Reporting (Non-Chinese Subsidiaries) - Weekly Flash Report Tuesday, July 28, 2015 Tuesday, August 04, 2015 Tuesday, August 11, 2015 Tuesday, August 18, 2015 Tuesday, August 25, 2015 Tuesday, September 01, 2015 Tuesday, September 08, 2015 Tuesday, September 15, 2015 Tuesday, September 22, 2015 Tuesday, September 29, 2015 Tuesday, October 06, 2015 Tuesday, October 13, 2015 Tuesday, October 20, 2015 Tuesday, October 27, 2015 Tuesday, November 03, 2015 Tuesday, November 10, 2015 Tuesday, November 17, 2015 Tuesday, November 24, 2015 Tuesday, December 01, 2015 Tuesday, December 08, 2015 Tuesday, December 15, 2015 Tuesday, December 22, 2015 Tuesday, December 29, 2015

49333159_13 Tuesday, January 05, 2016 Tuesday, January 12, 2016 Tuesday, January 19, 2016 Tuesday, January 26, 2016 Tuesday, February 02, 2016 Tuesday, February 09, 2016 Tuesday, February 16, 2016 Tuesday, February 23, 2016 Tuesday, March 01, 2016 Tuesday, March 08, 2016 Tuesday, March 15, 2016 Tuesday, March 22, 2016 Tuesday, March 29, 2016 Tuesday, April 05, 2016 Tuesday, April 12, 2016 Tuesday, April 19, 2016 Tuesday, April 26, 2016 Tuesday, May 03, 2016 Tuesday, May 10, 2016 Tuesday, May 17, 2016 Tuesday, May 24, 2016 Tuesday, May 31, 2016 Tuesday, June 07, 2016 Tuesday, June 14, 2016 Tuesday, June 21, 2016 Tuesday, June 28, 2016 Tuesday, July 5, 2016 Tuesday, July 12, 2016 Tuesday, July 19, 2016 Tuesday, July 26, 2016 6.01(f)(i)(y) Cash Balance Reporting (Chinese Subsidiaries) - Bi-Weekly Flash Report Tuesday, July 28, 2015 Tuesday, August 11, 2015 Tuesday, August 25, 2015 Tuesday, September 08, 2015 Tuesday, September 22, 2015 Tuesday, October 06, 2015 Tuesday, October 20, 2015 Tuesday, November 03, 2015 Tuesday, November 17, 2015 Tuesday, December 01, 2015 Tuesday, December 15, 2015 Tuesday, December 29, 2015

49333159_13 Tuesday, January 12, 2016 Tuesday, January 26, 2016 Tuesday, February 09, 2016 Tuesday, February 23, 2016 Tuesday, March 08, 2016 Tuesday, March 22, 2016 Tuesday, April 5, 2016 Tuesday, April 19, 2016 Tuesday, May 3, 2016 Tuesday, May 17, 2016 Tuesday, May 31, 2016 Tuesday, June 14, 2016 Tuesday, June 28, 2016 Tuesday, July 12, 2016 Tuesday, July 26, 2016 6.01(f)(ii) Cash Balance Reporting - Bi-Weekly Covenant Compliance Report Tuesday, July 28, 2015 Tuesday, August 11, 2015 Tuesday, August 25, 2015 Tuesday, September 08, 2015 Tuesday, September 22, 2015 Tuesday, October 06, 2015 Tuesday, October 20, 2015 Tuesday, November 03, 2015 Tuesday, November 17, 2015 Tuesday, December 01, 2015 Tuesday, December 15, 2015 Tuesday, December 29, 2015 Tuesday, January 12, 2016 Tuesday, January 26, 2016 Tuesday, February 09, 2016 Tuesday, February 23, 2016 Tuesday, March 08, 2016 Tuesday, March 22, 2016 Tuesday, April 05, 2016 Tuesday, April 19, 2016 Tuesday, May 03, 2016 Tuesday, May 17, 2016 Tuesday, May 31, 2016 Tuesday, June 14, 2016 Tuesday, June 28, 2016 Tuesday, July 12, 2016 Tuesday, July 26, 2016

49333159_13 SCHEDULE 6.14 Guarantors 1. GTAT Corporation 2. GT Advanced Equipment Holding LLC 3. GT Equipment Holdings, Inc. 4. Lindbergh Acquisition Corp. 5. GT Sapphire Systems Holding LLC 6. GT Advanced Cz LLC 7. GT Sapphire Systems Group LLC 8. GT Advanced Technologies Luxembourg S.à r.l. 9. GTAT IP Holding LLC

49333159_13 SCHEDULE 7.01 Liens Entity Jurisdiction Original File Date Number Secured Party Collateral Description GT Advanced Equipment Holding LLC DE – Secretary of State 11/13/2013 20134464989 Apple Inc. All assets (specifically including sapphire growing furnaces and related components and equipment). GT Advanced Equipment Holding LLC DE – Secretary of State 1/28/2015 20150390053 Apple Inc. 2,036 sapphire furnaces at Mesa, AZ (which were purchased or installed in connection with certain agreements with the Secured Party, dated October 31, 2013) and all proceeds of the foregoing. GT Advanced Technologies Limited DC – Recorder of Deeds 11/12/2014 2014104289 Expeditors International of Washington, Inc. All personal property in Secured Party’s possession, custody or control or en route and all proceeds and products of any of the forgoing. GT Advanced Technologies Inc. DE – Secretary of State 10/06/2014 20144012696 Eplus Technology, Inc. IT equipment (including computer equipment) purchased from Secured Party. GT Sapphire Systems Group LLC DE – Secretary of State 11/12/2014 20144571519 Expeditors International of Washington, Inc. All personal property in Secured Party’s possession, custody or control or en route and all proceeds and products of any of the forgoing in whatever form. GTAT Corporation DE – Secretary of State 10/06/2014 20144006045 Expeditors International of Washington, Inc. All personal property in Secured Party’s possession, custody or control or en route and all proceeds and products of any of the forgoing in whatever form. 1. Liens on restricted cash in connection with: a. the letter of credit issued by Bank of America HK on behalf of GT Advanced Technologies Limited for the benefit of CNIEC Shaanxi Corporation on August

49333159_13 13, 2014 and expiring on September 5, 2015 for the amount of $1,267,000 supported by $1,330,350 cash collateral. 2. Liens in connection with: a. the Carve-Out; b. any equitable claim or other similar claim Tera Xtal Technology Corp. may have against up to 34 ASF furnaces located in Mesa, Arizona, pursuant to the terms of the December 15, 2014 order of the Bankruptcy Court approving the terms of the Apple Settlement Agreement and solely upon the entry of a court order providing that such party has a lien or security interest in such assets; and 3. By order entered on April 16, 2015, the Bankruptcy Court approved a stipulation between Hong Kong Debtor and Kerry Logistics (Hong Kong) Ltd. (“Kerry Logistics”), which provided, among other things, that Hong Kong Debtor would fund an adequate protection account in the amount of $901,244.29, with Kerry Logistics receiving a fully perfected replacement lien on the funds deposited in that adequate protection account to secure Hong Kong Debtor’s obligations in respect of certain warehouse charges asserted by Kerry Logistics (but solely to the extent that Kerry Logistics’ claim is ultimately allowed as a secured claim). 4. Commissioner’s Return of Highway Layout relating to the widening of Route 3, dated July 10, 1968, and recorded in the Hillsborough County Registry of Deeds in Book 2040, Page 219. Limited to as shown on that certain ALTA/ACSM Land Title Survey made by Bock & Clark dated February 1, 2006, revised through February 7, 2006, bearing Project No. 20051480 (the “Survey”) 5. Easement from S. Robert Winer and Dorothy L. Winer to C & I Investment Associates dated September 11, 1986 and recorded in the Hillsborough County Registry of Deeds in Book 4312, Page 185, limited to as shown on Survey. 6. Easement Deed from GT Equipment Technology, Inc. to Public Service Company of New Hampshire and Verizon New England, Inc. dated March 25, 2002 and recorded in the Hillsborough County Registry of Deeds in Book 6609, Page 1622, limited to as shown on Survey. 7. Declaration of Covenants, Restrictions, Easements, Conditions and Reservations With Respect to Property Owned by GT Equipment Technologies, Inc. dated July 26, 2004 and recorded in the Hillsborough County Registry of Deeds in Book 7285, Page 2780, limited to as shown on Survey. 8. Drainage Easement Deed from GT Equipment Technologies, Inc. to the State of New Hampshire dated July 26, 2004 and recorded in the Hillsborough County Registry of Deeds in Book 7285, Page 2786, limited to as shown on Survey.

49333159_13 9. The following facts as shown on plan entitled “GT Equipment Technologies, Inc., Site Plan Parcel 3D-2141 Merrimack, New Hampshire, June 25, 2001, Last Revised: October 16, 2001”, prepared for Arenco Group by Meridian Land Services, Inc. and recorded in the Hillsborough County Registry of Deeds as Plan #31452: (a) 100 foot setback along westerly boundary line; (b) 20 foot setbacks along northerly and southerly boundary lines; (c) 30 foot setback along easterly boundary line; (d) Stormwater Catch basin in westerly portion of premises, limited to as shown on Survey; (e) Proposed Pool at Southerly portion of premises, limited to as shown on Survey. 10. The following facts shown on plan entitled “GT Equipment Technologies, Inc., Site Plan Parcel 3D-2141 Merrimack, New Hampshire, June 25, 2001, Last Revised: April 22, 2002” prepared for Arenco Group by Meridian Land Services, Inc., and recorded in the Hillsborough County Registry of Deeds as Plan #32011: (a) same as in exception above; (b) 20 foot wide Emergency Access Drive, limited to as shown on Survey. 11. The following facts shown on plan entitled “GT Equipment Technologies, Inc., Subdivision Plan Parcel 3D-2/041 Merrimack, New Hampshire, December 17, 2003, Last Revised: June 11, 2004”, prepared by Meridian Land Services, Inc. and recorded in the Hillsborough County Registry of Deeds as Plan #33319: (a) same as above two exceptions. 12. Scrivener’s error resulting from the fact that the grantee in the Warranty Deed from S. Robert Winer and William M. Prizer, III as Trustees, et al dated November 16, 2001 and recorded in the Hillsborough County Registry of Deeds in Book 6563, Page 2449 was GT Equipment Technology, Inc. rather than GT Equipment Technologies, Inc. See the Affidavit of James Bosco dated April 3, 2007 and recorded in said registry of deeds in Book 7839, Page 120. 13. The following facts as disclosed by an ALTA/ACSM survey made by Bock & Clark by Eric C. Mitchell & Associates, Inc. on February 1, 2006, revised through February 7, 2006, designated Job Number 20051480: (a) driveway encroachment onto the northwest corner of Lot 041-01. 14. Easement Deed granted by GT Equipment Technology(sic), Inc., et. als. to Sprint Communications Company, L.P., dated September 2, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8634, Page 2396;

49333159_13 15. Attachment of Green Leaf Construction, LLC vs. GT Equipment Technology, d/b/a GTAT Corporation, dated October 27, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8702, Page 2236; 16. Attachment of CI Design, Inc., vs. GT Equipment Technology, d/b/a GTAT Corporation, dated October 27, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8702, Page 2241; 17. Notice of Mechanic’s Lien of Granite State Plumbing & Heating, LLC vs. GTAT Corporation, dated October 22, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8702, Page 2808; 18. Attachment of Interstate Electrical Services Corporation vs. GTAT Corporation, f/k/a GT Solar Incorporated, f/k/a GT Equipment Technologies, Inc., dated November 3, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8704, Page 2125; 19. Attachment of Decco, Inc. vs. GTAT Corporation, f/k/a GT Equipment Technologies, Inc., dated November 7, 2014, and recorded in the Hillsborough County Registry of Deeds at Book 8705, Page 2518; 20. Notice of Mechanic’s Lien of Eastern Vent Systems, Inc. vs. GTAT Corporation, dated January 5, 2015, and recorded in the Hillsborough County Registry of Deeds at Book 8741, Page 1696; and 21. Real Estate Tax Lien filed by Town of Merrimack vs. GT Equipment Technologies Inc., dated April 23, 2015, and recorded in the Hillsborough County Registry of Deeds at Book 8748, Page 1477. 22. Notice of Mechanic’s Lien of Metro Walls, Inc. dated October 23, 2014 and filed with the Bankruptcy Court as Document no. 271.

49333159_13 SCHEDULE 7.02 Indebtedness 1. Indebtedness underlying the Liens set forth in the table and items 1, 2, 3, 15, 16, 17, 18, 19, 20, 21 and 22 of Schedule 7.01.

49333159_13 SCHEDULE 7.08 Transactions with Affiliates 1. Master Sales and Support Services Agreement, by and between GT Solar Inc. and GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co., Ltd., dated as of January 1, 2007. 2. Customer Support Service Agreement, by and between GT Solar Inc. and GT Solar Taiwan Co., Ltd., dated as of July 1, 2009 3. Customer Support Service Agreement, by and between GT Solar Inc. and GT Solar (Shanghai), Ltd. d/b/a GT Solar Shanghai Co., Ltd., dated as of April 1, 2009 4. License Agreement, by and between GT Solar Inc. and GT Solar Hong Kong, Ltd., dated as of July 5, 2010 5. Amendment No. 1 to License Agreement, by and between GT Advanced Technologies Inc. and GT Advanced Technologies Ltd., dated as of April 3, 2011 6. Management and Administrative Services Agreement, by and between GT Solar Inc. and GT Solar Hong Kong, Ltd., dated as of July 5, 2010 7. Management and Administrative Services Agreement, by and between GT Crystal Systems, LLC and GT Advanced Technologies Ltd., dated as of April 3, 2011 8. Management and Administrative Services Agreement, by and between GT Advanced Cz LLC and GT Advanced Technologies Ltd., dated as of April 3, 2012 9. Manufacturing Services Agreement, by and between GT Solar Hong Kong and GT Solar Inc., dated as of July 5, 2010 10. Amendment No. 1 to the Manufacturing Services Agreement, by and between GT Advanced Technologies Ltd. and GTAT Corp., dated as of July 5, 2010 11. Customer Support Services Agreement, by and between GT Advanced Technologies GmbH and GT Advanced Technologies Ltd., dated as of August 1, 2013 12. Processing Trade Contract, by and between GT Solar China Co., Ltd. and GT Solar Hong Kong Ltd., dated as of June 15, 2010 13. Agreement to Provide Procurement and Related Services, by and between GT Advanced Technologies Ltd. and GT Solar China Co., Ltd., dated as of February 5, 2012

49333159_13 14. Agreement to Provide Procurement and Related Services, by and between GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co., Ltd. and GT Solar China Co., Ltd., dated as of April 4, 2012 15. Contract Research and Development Agreement, by and between GT Solar Inc. and GT Solar China Co., Ltd., dated as of April 5, 2010 16. Agreement to Provide Procurement and Related Services, by and between GT Solar Hong Kong Ltd. and GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co. Ltd., dated as of October 4, 2010 17. Amendment No. 1 to the Agreement to Provide Procurement and Related Services, by and between GT Advanced Technologies Ltd. and GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co. Ltd., dated as of April 3, 2011 18. Customer Support Services Agreement, by and between GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co. Ltd. and GT Solar Hong Kong Ltd., dated as of October 4, 2010 19. Amendment No. 1 to the Customer Support Services Agreement, by and between GT Solar (Shanghai), Ltd. d/b/a GT Solar (Shanghai) Co. Ltd. and GT Advanced Technologies Ltd., dated as of April 3, 2011 20. Customer Support Services Agreement, by and between GT Solar Taiwan Co., Ltd. and GT Solar Hong Kong, Ltd., dated as of October 4, 2010 21. Amendment No. 1 to the Customer Support Services Agreement, by and between GT Advanced Technologies Ltd. and GT Solar Taiwan Co., Ltd., dated as of April 3, 2011 22. Worldwide Assignment Agreement, dated as of April 2, 2010 23. First Amendment to Worldwide Assignment Agreement, dated as of April 3, 2011 24. Second Amendment to Worldwide Assignment Agreement, dated as of July 29, 2011 25. License Agreement, by and among GT Solar Inc., GT Crystal Systems, LLC and GT Solar Hong Kong, dated as of April 1, 2011 26. Agreement for Sharing Development Costs, by and between GT Solar Inc. and GT Solar Hong Kong Ltd., dated as of April 1, 2011 27. Contract Research and Development Agreement, by and among GT Advanced Cz LLC, GTAT Corp., GT Solar China Co., Ltd., and GTAT IP Holding LLC, dated as of October 2, 2011

49333159_13 28. Contract Research and Development Agreement, by and between GT Advanced Technologies Ltd. and GT Solar China Co., Ltd., dated as of April 3, 2011 29. Loan Agreement, by and between GTAT IP Holding LLC and GT Advanced Technologies Luxembourg S.à r.l., dated as of December 20, 2012 30. Loan Agreement, by and between GT Advanced Technologies Luxembourg S.à r.l.and GT Advanced Technologies Ltd., dated as of December 20, 2012 31. Services Agreement, by and between GTAT Corp. and GT Advanced Technologies Ltd., dated as of January 1, 2014

49333159_13 SCHEDULE 7.09 Burdensome Agreements; Negative Pledges 1. The Apple Settlement Agreement. 2. Intercompany Agreement between and among the Borrower and certain of its subsidiaries, including GT Advanced Technologies Limited, resolving certain intercompany disputes and/or providing for the allocation of proceeds from the sales of ASF Furnaces and other assets.

49333159_13 SCHEDULE 11.02 Administrative Agent’s Office, Certain Addresses for Notices If to the Administrative Agent: Cantor Fitzgerald Securities 110 E. 59th Street, 7th Floor New York, NY 10022 Attn: Nils Horning – GT Advanced Technologies Agency Email: nhorning@cantor.com If to the Borrower: GT Advanced Technologies Inc. 243 Daniel Webster Highway Merrimack, NH 03054 Attn: Michele Rayos Tel: (603) 681-3851 Fax: (603) 589-2951 Email: michele.rayos@gtat.com

A-1 Form of Committed Loan Notice 49333216_3 EXHIBIT A FORM OF BORROWING NOTICE Date: ___________, _____ To: Cantor Fitzgerald Securities., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GT Advanced Technologies Inc., a Delaware corporation, as a debtor and debtor-in-possession, (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent. The undersigned refer to the Credit Agreement and hereby give you irrevocable notice, pursuant to Section 2.02 of the Credit Agreement, of the borrowing of the Loans: 1. The requested dated of the Loans, which shall be a Business Day is . 2. The aggregate principal amount of the requested Loans is $ . 3. The undersigned hereby direct the Agent to disburse the proceeds of the Loans to be made on the Closing Date as set forth in the distribution of proceeds statement/funds flow memorandum attached hereto as Annex A. . GT ADVANCED TECHNOLOGIES INC. By: Name: Title:

A-2 Form of Committed Loan Notice 49333216_3 Annex A

B -1 Form of Note 49333216_3 EXHIBIT B FORM OF NOTE $_________________ New York, New York [__________], 201[_] FOR VALUE RECEIVED, GT ADVANCED TECHNOLOGIES INC., a Delaware corporation, as a debtor and debtor-in-possession (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Loans made by the Lender to the Borrower under that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent. The Borrower promises to pay interest on the unpaid principal amount of the Loans from the date of such Loans until such principal amount is paid in full at such interest rate and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office in accordance with the terms of the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loans made by the Lender shall be evidenced by a loan account or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Loan and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of intent to accelerate, notice of acceleration, notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS

B -2 Form of Note 49333216_3 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE - Signature Page to Follow -

B -3 Form of Note 49333216_3 GT ADVANCED TECHNOLOGIES, INC., a Delaware corporation By: Name: Title:

C -1 Form of Administrative Questionnaire 49333216_3 EXHIBIT C FORM OF ADMINISTRATIVE QUESTIONNAIRE [to be provided]

[ENTITY NAME] ADMINISTRATIVE CONTACTS CREDIT CONTACTS Name: Title: Address: Phone: Fax: Email: Name: Title: Address: Phone: Fax: Email: Wire Instructions Full Legal Name, Signature Block and Address: Bank Name: City, state: ABA no: Acct. name: Acct. no.: Reference: Full Legal Name: Signature Block: By: ______________________________________ Name: Title: Mailing Address: Tax ID:

D - 1 Form of Assignment and Assumption 49333216_3 EXHIBIT D FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the Commitment/Loans identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: ______________________________ ______________________________ [Assignor [is] [is not] a Defaulting Lender] 2. Assignee[s]: ______________________________ ______________________________ [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 3. Borrower(s): ______________________________

D - 2 Form of Assignment and Assumption 49333216_3 4. Administrative Agent: Cantor Fitzgerald Securities, as the administrative agent under the Credit Agreement. 5. Credit Agreement: Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015, among the GT Advanced Technologies, Inc., as debtor and debtor-in-possession, certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent 6. Assigned Interest[s]: Assignor[s]1 Assignee[s]2 Aggregate Amount of Commitment/Loans for all Lenders3 Amount of Commitment /Loans Assigned Percentage Assigned of Commitment/ Loans4 CUSIP Number $________________ $_________ ____________% $________________ $_________ ____________% $________________ $_________ ____________% [7. Trade Date: __________________]5 - Signature Page to Follow - 1 List each Assignor, as appropriate. 2 List each Assignee and, if available, its market entity identifier, as appropriate. 3 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 5 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

D - 3 Form of Assignment and Assumption 49333216_3 Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By: _____________________________ [NAME OF ASSIGNOR] By: _____________________________ Title: ASSIGNEE[S] [NAME OF ASSIGNEE] By: _____________________________ Title: [NAME OF ASSIGNEE] By: _____________________________ Title:

D - 4 Form of Assignment and Assumption 49333216_3 [Consented to and]6 Accepted: CANTOR FITZGERALD SECURITIES, as Administrative Agent By: _________________________________ Title: GT ADVANCED TECHNOLOGIES, INC., as Borrower 7 By: _________________________________ Title: 6 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 7 To be added only if the consent of the Borrower is required by Section 11.06(b)(i)(B) of the Credit Agreement.

D - 5 Form of Assignment and Assumption 49333216_3 ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not

D - 6 Form of Assignment and Assumption 49333216_3 taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. 4. GOVERNING LAW. THIS ASSIGNMENT AND ASSUMPTION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

E - 1 Form of Intercompany Subordination Agreement 49333216_3 EXHIBIT E FORM OF INTERCOMPANY SUBORDINATION AGREEMENT See attached.

F-1 - 1 Form of U.S. Tax Compliance Certificate EXHIBIT F-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE8 (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Senior Secured Superpriority Debtor-in- Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GT Advanced Technologies, Inc., as debtor and debtor-in-possession (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: _______________________ Name: ________________ Title: _________________ Date: ________ __, 20[ ] 8 Certificates in Exhibit F are subject to further tax review.

F-2 - 1 Form of U.S. Tax Compliance Certificate EXHIBIT F-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Senior Secured Superpriority Debtor-in- Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GT Advanced Technologies, Inc., as debtor and debtor-in-possession (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with a United States trade or business conducted by the undersigned. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: _______________________ Name: ________________ Title: _________________ Date: ________ __, 20[ ]

F-3 - 1 Form of U.S. Tax Compliance Certificate 49333216_3 EXHIBIT F-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Senior Secured Superpriority Debtor-in- Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GT Advanced Technologies, Inc., as debtor and debtor-in-possession (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect non-U.S. partners/non-U.S. members (or non-U.S. owner for U.S. federal income tax purposes, as applicable) (each the “Non-U.S. Partners”) are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect Non-U.S. Partners is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect Non-U.S. Partners is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect Non-U.S. Partners conduct of a United States trade or business. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN W-8BEN-E or from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: _______________________ Name: ________________________ Title: ________________________ Date: ________ __, 20[ ]

F-4 - 1 Form of U.S. Tax Compliance Certificate 49333216_3 EXHIBIT F-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Senior Secured Superpriority Debtor-in- Possession Credit Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GT Advanced Technologies, Inc., as debtor and debtor-in-possession (the “Borrower”), certain Subsidiaries of Borrower, each as a debtor and debtor-in-possession, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect non-U.S. partners/non-U.S. members (or non-U.S. owner for U.S. federal income tax purposes, as applicable) (each the “Non-U.S. Partners”) are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect Non-U.S. Partners is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect Non-U.S. Partners is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect Non-U.S. Partners is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect Non-U.S. Partners conduct of a United States trade or business. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: _______________________ Name: ________________ Title: _________________ Date: ________ __, 20[ ]

G - 1 Form of U.S. Security Agreement 49333216_3 EXHIBIT G FORM OF U.S. SECURITY AGREEMENT See attached.

EXECUTION VERSION 49466791_7 U.S. SECURITY AGREEMENT Dated July 27, 2015 among GT ADVANCED TECHNOLOGIES INC., as Borrower, CERTAIN OF ITS SUBSIDIARIES as Guarantors, and CANTOR FITZGERALD SECURITIES as Collateral Agent

49466791_7 T A B L E O F C O N T E N T S Section Page Section 1. Definitions; Interpretation. ...........................................................................................1 Section 2. Grant of Security ..........................................................................................................2 Section 3. Security for Obligations ...............................................................................................8 Section 4. Grantors Remain Liable ...............................................................................................8 Section 5. Delivery and Control of Security Collateral ................................................................9 Section 6. Maintaining the Account Collateral ...........................................................................10 Section 7. Representations and Warranties .................................................................................11 Section 8. Further Assurances .....................................................................................................16 Section 9. As to Equipment and Inventory .................................................................................17 Section 10. Insurance ..................................................................................................................18 Section 11. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts ................................................................................................18 Section 12. As to Intellectual Property Collateral ......................................................................19 Section 13. Voting Rights; Dividends; Etc. ................................................................................21 Section 14. As to Letter-of-Credit Rights ...................................................................................22 Section 15. Commercial Tort Claims..........................................................................................23 Section 16. Transfers and Other Liens; Additional Shares .........................................................23 Section 17. Collateral Agent Appointed Attorney in Fact ..........................................................23 Section 18. Collateral Agent May Perform .................................................................................24 Section 19. The Collateral Agent’s Duties .................................................................................24 Section 20. Remedies ..................................................................................................................25 Section 21. Indemnity and Expenses ..........................................................................................27 Section 22. Amendments; Waivers; Additional Grantors; Etc. ..................................................27 Section 23. Notices, Etc. .............................................................................................................28 Section 24. Continuing Security Interest; Assignments under the Credit Agreement ................28

49466791_7 Section 25. Release; Termination ...............................................................................................28 Section 26. Security Interest Absolute ........................................................................................29 Section 27. Execution in Counterparts ........................................................................................29 Section 28. Local Law Security Agreement ...............................................................................29 Section 29. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial .....................................................................................................................30 Schedules Schedule I Pledged Equity Schedule II - Pledged Debt Schedule III - Pledged Deposit Accounts Schedule IV Intellectual Property Schedule V Letters of Credit Schedule VI Commercial Tort Claims Schedule VII Grantors Schedule VIII Locations Schedule IX Investment Property Exhibits Exhibit A - Form of Intellectual Property Security Agreement Exhibit B - Form of Intellectual Property Security Agreement Supplement Exhibit C - Form of Security Agreement Supplement Exhibit D - Form of Hong Kong Share Pledge Documents Exhibit E - Form of Global Intercompany Note

1 49466791_7 U.S. SECURITY AGREEMENT This U.S. SECURITY AGREEMENT (this “Agreement”), dated July 27, 2015 made by GT ADVANCED TECHNOLOGIES INC., a Delaware corporation (the “Borrower”) and the other Persons listed on the signature pages hereof (together with the Borrower, collectively, the “Grantors” and each a “Grantor”), to CANTOR FITZGERALD SECURITIES, solely in its capacity as collateral agent (together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement (as hereinafter defined), the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement). PRELIMINARY STATEMENTS. WHEREAS, on October 6, 2014, the Borrower and certain Subsidiaries of Borrower (collectively, the “Debtors” and each individually, a “Debtor”) have commenced cases under Chapter 11 of Title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”), and the Debtors have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operations of their businesses as debtors-in-possession; WHEREAS, Grantors have entered into that certain Senior Secured Superpriority Debtor- in-Possession Credit Agreement, dated as of the date hereof (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and CANTOR FITZGERALD SECURITIES, as Administrative Agent and Collateral Agent. WHEREAS, as of the Closing Date, each Grantor is the owner of (i) the shares of Equity Interests (including Charged Hong Kong Shares) (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I and issued by the Persons named therein, (ii) the indebtedness (“Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Schedule II and issued by the obligors named therein and (iii) the deposit accounts and securities accounts set forth opposite such Grantor’s name on Schedule III. WHEREAS, it is a condition precedent to the making of Loans by the Secured Parties under the Credit Agreement that the Grantors shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents. NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make Loans, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows: Section 1. Definitions; Interpretation. (a) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in

2 49466791_7 Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 of the UCC. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement, mutatis mutandis. All references herein to Articles, Sections, the introductory paragraph, recitals, Exhibits and Schedules shall be deemed references to Articles, Sections, the introductory paragraph, recitals of, Exhibits and Schedules to, this Agreement unless the context shall otherwise require. If any conflict or inconsistency exists between this Agreement and the Credit Agreement or the Final DIP Order, the Credit Agreement or the Final DIP Order, as applicable, shall govern; provided, that it is understood and agreed that the imposition of additional duties or obligations under this Agreement shall not be deemed to be a conflict with the Credit Agreement. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the provisions of this Agreement shall be subject to the Final DIP Order in all respects. Section 2. Grant of Security (a) Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, to secure the payment and performance in full of all of the Secured Obligations, a first priority security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”): (i) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the “Equipment”); (ii) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);

3 49466791_7 (iii) all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables,” and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”); (iv) the following (the “Security Collateral”): (A) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; (B) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; (C) all additional shares of stock and other Equity Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity (other than Excluded Equity Interests), being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; (D) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness (including the Global Intercompany Note), and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

4 49466791_7 (E) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto (collectively, the “Investment Property”); (v) all contract rights and each Swap Contract to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”); (vi) the following (collectively, the “Account Collateral”): (A) all deposit accounts, including, without limitation all deposit accounts set forth on Schedule III hereto (the “Pledged Deposit Accounts”), and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Deposit Accounts; (B) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and (C) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and (vii) the following (collectively, the “Intellectual Property Collateral”): (A) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

5 49466791_7 (B) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under U.S. federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”); (C) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”); (D) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”); (E) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works; (F) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule IV hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; (G) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; (H) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary (“IP Agreements”); and (I) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach

6 49466791_7 with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; (viii) the commercial tort claims described in Schedule VI hereto (together with any commercial tort claims as to which the Grantors have complied with the requirements of Section 15, the “Commercial Tort Claims Collateral”); (ix) all cash and Cash Equivalents; (x) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and (xi) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses i) through (x) of this Section 2) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash. (b) Notwithstanding the foregoing or anything to the contrary contained herein or in any other Loan Document, Collateral shall not include Excluded Property. As used herein, Excluded Property means: (i) any voting Equity Interests in excess of 65% of the voting Equity Interests in any Subsidiary of the Borrower that is a Foreign Subsidiary (“Excluded Equity Interests”) (for the avoidance of doubt 65% of voting and 100% of non-voting Equity Interests of each such Person shall be pledged); (ii) to the extent not stayed by the Chapter 11 Cases, any lease, license, contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if, to the extent and for so long as the grant of such security interest shall constitute or result in a breach of or a default under, or to the extent otherwise prohibited or restricted thereby (including any requirement to obtain the consent of any Governmental Authority or third party), or creates an enforceable right of termination in favor of any party (other than any Loan Party) to, such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective, or is otherwise unenforceable, pursuant to Sections 9-406, 9 407, 9-408 or 9-409 of the UCC (and/or other applicable law which may render such restriction null and void and ineffective)); provided that, to the extent severable, the security interest granted hereunder shall attach immediately to any portion of such lease, license, contract or agreement that does not result in any such breach, restriction, termination or default, including any proceeds of such lease, license, contract or agreement; (iii) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (other than to the extent that any such term would be rendered ineffective, or is otherwise unenforceable, pursuant to Sections 9-406, 9 407, 9-408 or 9-409 of the UCC (and/or other applicable law which may render

7 49466791_7 such restriction null and void and ineffective)); (iv) any asset owned by any Grantor that is subject to a Lien of the type permitted by Sections 7.01(h), (l) and (s) of the Credit Agreement, to the extent and for so long as the grant of a Lien thereon hereunder to secure the Secured Obligations constitutes a breach of or a default under, or to the extent otherwise prohibited or restricted thereby (including any requirement to obtain the consent of any governmental authority or third party), or creates a right of termination in favor of any party (other than any Loan Party) to, any agreement pursuant to which such Lien has been created; provided that the Security Interest shall attach immediately to any such asset (x) at the time the provision of such agreement containing such restriction ceases to be in effect and (y) to the extent any such breach, restriction or default is not rendered ineffective by, or is otherwise unenforceable pursuant to the UCC or any other applicable Law; (v) any asset owned by any Grantor if, to the extent and for so long as the grant of such security interest in such asset shall be prohibited by any applicable Law or to the extent otherwise restricted thereby (including any requirement to obtain the consent of any governmental authority other than any filings, recordings or registrations in order to perfect such security interest) (other than to the extent that any such prohibition or restriction would be rendered ineffective pursuant to the UCC or any other applicable Law); provided that the security interest shall attach immediately to such asset at such time as such prohibition or restriction ceases to be in effect; provided that proceeds and receivables of Excluded Property shall be deemed Collateral and the assignment of proceeds and receivables of Excluded Property shall be expressly deemed effective, in each case, as provided under the UCC, notwithstanding the foregoing. The Collateral Agent may choose not to undertake one or more steps to perfect the grant of a security interest in any asset with respect to which the Collateral Agent determines in consultation with the Borrower that the cost, burden or other consequences (including adverse tax consequences) of perfecting a security interest is excessive in relation to the practical benefit afforded thereby to the Secured Parties. (c) The Liens and security interests in favor of Collateral Agent granted pursuant to Section 2(a) hereof may be independently granted by the Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Final DIP Order and such other Loan Documents supplement each other and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative. (d) The Liens and security interests referred herein shall be deemed valid and perfected by entry of the Final DIP Order. The Collateral Agent shall not be required to file any financing statements, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Lien and security interests granted by or pursuant to this Agreement or the Final DIP Order or any other Loan Document and it is agreed that no intellectual property security agreements will be filed against any Intellectual Property Collateral owned by GTAT IP HOLDING LLC in the United States Patent and Trademark Office or the United States Copyright Office. (e) The Liens, lien priority and other rights and remedies granted to the Collateral Agent and the Lenders pursuant to this Agreement, the Final DIP Order and the other Loan Documents (specifically including, but not limited to, the existence, perfection,

8 49466791_7 priority of the Liens and security interests provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of Indebtedness by any Loan Party (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Chapter 11 Cases or by any other act or omission whatsoever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion act or omission: (i) Except for the Carve-Out, to the extent set forth in the Final DIP Order, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceeding related thereto, and no priority claims, are or will be prior to or on parity with any claim of the Agent and the Lenders against any Loan Party in respect of any Obligation; (ii) The Liens in favor of the Collateral Agent and the Lenders set forth in Section 2(a) hereof shall constitute valid and perfected first priority Liens and security interests, subject only to Permitted Liens to which such Liens and security interests may be subordinate and junior, and shall be prior to all other Liens and security interests now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and (iii) The Liens in favor of the Collateral Agent and the Lenders set forth herein and in the other Loan Documents shall constitute to be valid and perfected without the necessity that the Collateral Agent file financing statements, mortgages or otherwise perfect its Liens under applicable non-bankruptcy law. Section 3. Security for Obligations This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Credit Agreement and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. Section 4. Grantors Remain Liable Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts

9 49466791_7 and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Section 5. Delivery and Control of Security Collateral (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form reasonably satisfactory to the Collateral Agent; provided that no Grantor shall be required to deliver instruments representing or evidencing Pledged Debt if the amount of such Pledged Debt is $500,000 or less. With respect to the Charged Hong Kong Shares, the Collateral Agent shall have received each Hong Kong Share Pledge Document in the form annexed hereto as Exhibit D. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. (b) Promptly upon the request of the Collateral Agent with respect to any Security Collateral that constitutes an uncertificated security, the relevant Grantor will cause any issuer thereof that is a Subsidiary of Borrower or, in the case of any issuer thereof that is not a Subsidiary of Borrower, will use commercially reasonably efforts to cause such issuer either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form reasonably satisfactory to the Collateral Agent (such agreement being an “Uncertificated Security Control Agreement”). (c) With respect to any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Collateral Agent hereunder is not the securities intermediary, the relevant Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder thereof or (ii) to agree with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form reasonably satisfactory to the Collateral Agent (a “Securities Account Control Agreement”); provided, however, that this Section 5(c) shall not apply to Excluded Securities Accounts; provided, further, however, all Excluded Securities Accounts and proceeds thereof shall at all times constitute Collateral. Excluded Securities Accounts mean, collectively, one or more securities accounts holding assets or property, so long as the Grantors are in compliance with the minimum cash requirement set forth in Section 7.11 of the Credit Agreement and the maximum cash requirement set forth in Section 7.17(e) of the Credit Agreement.

10 49466791_7 (d) At any time when an Event of Default shall have occurred and be continuing or as otherwise provided in the Credit Agreement or any other Loan Document with respect to issuers organized outside of the United States, for the better perfection of the Collateral Agent’s rights in and to the Security Collateral, each Grantor shall promptly, upon the request of the Collateral Agent, cause such Security Collateral to be registered (in the case of any issuer thereof that is a Subsidiary of Borrower) or, in the case of any issuer thereof that is not a Subsidiary of Borrower, will use commercially reasonably efforts to cause such Security Collateral to be registered in the name of the Collateral Agent or such of its nominees as the Collateral Agent shall direct, subject only to the revocable rights specified in Section 13, except that with respect to the Charged Hong Kong Shares, the Collateral Agent shall receive each Hong Kong Share Pledge Document whether or not a Default or an Event of Default shall have occurred. (e) At any time when an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, each Grantor will notify each issuer of Security Collateral granted by it hereunder that such Security Collateral is subject to the security interest granted hereunder. Section 6. Maintaining the Account Collateral So long as any Lender shall have any Commitment or Loans under the Credit Agreement or other Obligation (other than contingent indemnification obligations for which no claim has been made) under any Loan Document shall remain unpaid or unsatisfied: (a) Each Grantor will maintain deposit accounts only with the financial institution acting as Collateral Agent hereunder or with a bank (a “Pledged Account Bank”) that has agreed with such Grantor and the Collateral Agent to comply with instructions originated by the Collateral Agent directing the disposition of funds in such deposit account without the further consent of such Grantor, such agreement to be in form reasonably satisfactory to the Collateral Agent (a “Deposit Account Control Agreement”); provided, however, that this Section 6(a) shall not apply to Excluded Deposit Accounts; provided, further, however, all Excluded Deposited Accounts included within clause (i) of the definition thereof and proceeds thereof shall at all times constitute Collateral. Excluded Deposit Accounts mean, collectively, one or deposit accounts, so long as the Grantors are in compliance with the minimum cash requirement set forth in Section 7.11 of the Credit Agreement and the maximum cash requirement set forth in Section 7.17(e) of the Credit Agreement. (b) Upon any termination by a Grantor of any Pledged Deposit Account, such Grantor will promptly transfer all funds and property held in such terminated Pledged Deposit Account to another Pledged Deposit Account. (c) The Collateral Agent may in accordance with the terms of, and subject to, the Credit Agreement (including Article VIII thereof) and each Deposit Account Control Agreement, at any time when an Event of Default shall have occurred and be continuing and without notice to, or consent from, the Grantor, transfer, or direct the transfer of,

11 49466791_7 funds from the Pledged Deposit Accounts to satisfy any and all Obligations under the Loan Documents. Section 7. Representations and Warranties Each Grantor represents and warrants as follows: (a) Such Grantor’s exact legal name, chief executive office, type of organization, jurisdiction of organization and organizational identification number (if any) is set forth in Schedules VII of this Agreement and, in each case, as supplemented by each Security Agreement Supplement delivered from time to time. As of the Closing Date and as of the date of each Security Agreement Supplement, such Grantor has used no trade names in the past five years other than as listed in Schedule VII of this Agreement. Within the five years preceding the Closing Date and as of the date of each Security Agreement Supplement, such Grantor has not changed its name, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in the Schedule VII of this Agreement. (b) Such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or the Final DIP Order and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted in the Credit Agreement. (c) All of the Equipment and Inventory of such Grantor is located at the places specified therefor in Schedule VIII of this Agreement and, in each case, as supplemented by each Security Agreement Supplement or at another location as to which such Grantor has complied with the requirements of Section 9(a), other than (w) property in transit between such locations, (x) property at a customer location, (y) property out for repair or refurbishment and (z) other property with an aggregate fair market value of less than $1,000,000 for all Grantors (for each location). Such Grantor has exclusive possession and control of its Equipment and Inventory, other than with respect to Inventory or Equipment (i) that is stored at any leased premises or warehouse, (ii) that is in transit, (iii) that is at a customer location, (iv) that is out for repair or refurbishment or (v) with an aggregate fair market value of less than $1,000,000 for all Grantors. (d) None of the Receivables or Agreement Collateral is evidenced by a promissory note or other Instrument in excess of $250,000 that has not been delivered to the Collateral Agent to the extent required by Section 5(a). (e) If such Grantor is an issuer of Security Collateral, such Grantor confirms that it has received notice of the security interest granted hereunder to the extent required by Section 5(e).

12 49466791_7 (f) The Pledged Equity (to the extent such Pledged Equity has been issued by another Grantor, Subsidiary of Borrower or a joint venture interest of Borrower or any of its Subsidiaries) pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non assessable. The Pledged Debt (to the extent such Pledged Debt has been issued by another Grantor, Subsidiary of Borrower or a joint venture interest of Borrower or any of its Subsidiaries) pledged by such Grantor hereunder has been duly authorized, authenticated or issued and (to the extent required by Section 5(a)) delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which promissory notes have been delivered to the Collateral Agent to the extent required by Section 5(a)). As to all Pledged Equity comprising of limited liability company or partnership interests, each Grantor hereby covenants that such Pledged Equity (i) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (ii) do not and will not constitute investment company securities, and (iii) are not and will not be held by such Grantor in a securities account. In addition, none of the organization documents related to the Pledged Equity comprising of limited liability company or partnership interests provide or shall provide that such Pledged Equity are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. (g) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto. The Pledged Equity (other than the Initial Pledged Equity) pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto as supplemented, from time to time, including after the grant of any pledge in accordance with Section 6.14 of the Credit Agreement. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto. As of the Closing Date, the Pledged Debt (other than the Initial Pledged Debt) constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto as supplemented, from time to time, by each Security Agreement Supplement. (h) Such Grantor has no Investment Property, other than the Investment Property listed on Schedule I, Schedule II and Schedule III hereto and additional Investment Property as to which such Grantor has complied, if required, with the requirements of Section 5. (i) Such Grantor has no deposit accounts, other than the Pledged Deposit Accounts listed on Schedule III hereto and additional Pledged Deposit Accounts as to which such Grantor has complied, if required, with the applicable requirements of Section 5. (j) Such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule V hereto and additional letters of credit as to which such Grantor has, if required, complied with the requirements of Section 14.

13 49466791_7 (k) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by such Grantor, securing the payment of the Secured Obligations. Subject to Section 2(d), all filings including, without limitation, filings and registrations necessary to perfect the Lien on the Collateral to the extent that such Liens can be perfected under UCC filing statutes and, with respect to all Intellectual Property Collateral in existence on the Closing Date, filings in the United States Patent and Trademark Office and the United States Copyright Office have been duly made or taken and are in full force and effect or the requisite UCC financing statements and Intellectual Property Security Agreements have been delivered to the Collateral Agent in appropriate form for filing, and upon filing by Grantors or their designee, will be in full force and effect; and such security interest is first priority (except with respect to Collateral that is subject to Liens permitted under Section 7.01(h) and (l) of the Credit Agreement) and with respect to any Intellectual Property Collateral (other than Intellectual Property Collateral owned by GTAT IP HOLDING LLC) that is acquired or comes into existence after the Closing Date, Intellectual Property Security Agreement Supplement(s) shall have been delivered to the Collateral Agent in appropriate form for filing in the United States Patent and Trademark Office and the United States Copyright Office, and upon filing, will be in full force and effect and such security interest is first priority. Except for the security interest created hereby, each Grantor is and will at all times be the sole holder of record and legal and beneficial owner, free and clear of all Liens, of the Security Collateral and the Account Collateral (other than Excluded Securities Accounts and Excluded Deposit Accounts). Subject to Section 2(d), all actions necessary to perfect a first priority security interest in the Security Collateral and the Account Collateral have been or will be duly taken upon the execution and delivery of this Agreement, upon taking of possession by Collateral Agent of any certificates or notes constituting Security Collateral, upon the filing of UCC financing statements in the applicable jurisdiction with respect to Security Collateral that is not represented by certificates or notes and, with respect to Account Collateral, upon delivery of control agreements. (l) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) subject to Section 2(d), the perfection (to the extent required hereunder) or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect or which financing statements have been delivered to the Collateral Agent in appropriate form for filing, and upon filing by the Grantors or their designee, will be in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 12(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which agreements have been duly recorded and are in full force and effect, or which agreements have been delivered to the Collateral Agent in appropriate form for recording, and upon recording by the Grantors or their designee, will be in full force and effect, and the actions described in Section 5 with respect to the Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of

14 49466791_7 its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally, and except, in each case, as could not reasonably be expected to have a Material Adverse Effect. (m) Except as could not reasonably be expected to have a Material Adverse Effect, the Inventory that has been produced by such Grantor has been produced in compliance with all applicable requirements of Law, including the Fair Labor Standards Act, as amended. (n) As to itself and its Intellectual Property Collateral: (i) The operation of such Grantor’s business as currently conducted or as contemplated to be conducted and, to the best of such Grantor’s knowledge, the use of the Intellectual Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (ii) Such Grantor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral, and is entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (iii) As of the Closing Date, the Intellectual Property Collateral set forth on Schedule IV includes all registered: (A) patents and patent applications of each Grantor; (B) trademarks, service marks, brand names and trade dress of each Grantor; (C) trade names, business names and corporate names of each Grantor; and (D) copyrights, including, without limitation, registered copyrights in computer software, Internet domain names, internet web sites and the content thereof of each Grantor owned by such Grantor as of the Closing Date. (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and, to the best of such Grantor’s knowledge, is valid and enforceable, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without

15 49466791_7 limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent and trademark offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (vi) No claim, action, suit, investigation, litigation or proceeding is pending or (to the knowledge of such Grantor) threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the Grantor’s rights in or use of any of the Intellectual Property Collateral, (ii) alleging that the Grantor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement, except, in each case, as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. To the knowledge of the Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or the Grantor’s rights in or use thereof, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. Such Grantor has not granted any license, release, covenant not to sue, non- assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral, except as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole. The consummation of the transactions contemplated by the Loan Documents will not result in the termination or impairment of any of the Intellectual Property Collateral, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (vii) With respect to each IP Agreement, except, in each case, as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole: (A) such IP Agreement is valid and binding and in full force and effect and represents the entire agreement between the respective parties thereto with respect to the subject matter thereof; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (D) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such IP Agreement; and (F) neither such Grantor nor, to the best knowledge of such Grantor, any other non-Affiliate

16 49466791_7 party to such IP Agreement is in breach or default thereof, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement. (viii) Except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole, to the best of such Grantor’s knowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral. (ix) No Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (o) Such Grantor has no commercial tort claims in excess of $500,000 other than those listed in Schedule VI hereto and additional commercial tort claims as to which such Grantor has complied with the requirements of Section 15. Section 8. Further Assurances (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that is necessary or that the Collateral Agent may reasonably require, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or, to the extent permitted by applicable law, to enable the Collateral Agent to exercise and enforce its rights and remedies granted or purported to be granted hereunder or under any other Loan Document with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly upon the request of the Administrative Agent with respect to Collateral of such Grantor: (i) upon the occurrence and during the continuance of an Event of Default, mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and, at the request of the Collateral Agent, each of its records pertaining to such Collateral with a legend, in form reasonably satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract,

17 49466791_7 Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form reasonably satisfactory to the Collateral Agent; (iii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; and (iv) deliver to the Collateral Agent evidence that all other actions that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken. (b) Each Grantor hereby authorizes the Collateral Agent to file (but the Collateral Agent shall have no duty to so file) one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof. (c) Each Grantor will furnish to the Collateral Agent a Security Agreement Supplement together with the delivery of the annual report pursuant to Section 6.01(a) of the Credit Agreement and such other reports in connection with such Collateral as the Collateral Agent may from time to time reasonably request, all in reasonable detail. Section 9. As to Equipment and Inventory (a) Each Grantor will keep its Equipment and Inventory (other than (v) Inventory sold in the ordinary course of business, (w) property in transit between such locations, (x) property at a customer location, (y) property out for repair or refurbishment and (z) other property with an aggregate fair market value of less than $500,000 for all Grantors (for each location)) at the places therefor specified in Section 7(c) or at such other places designated by such Grantor from time to time in each Security Agreement Supplement delivered from time to time. (b) Except as could not be reasonably expected to have a Material Adverse Effect, each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Equipment and Inventory. Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, in producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

18 49466791_7 Section 10. Insurance (a) Each Grantor will maintain insurance in accordance with Section 6.07 of the Credit Agreement. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Collateral Agent following the occurrence and during the continuance of an Event of Default. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings, contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent following the occurrence and during the continuance of an Event of Default notwithstanding any action, inaction or breach of representation or warranty by such Grantor and (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. Section 11. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location of its chief executive office from those set forth in Schedule VII of this Agreement unless authorized by the terms of the Credit Agreement and, without first giving prior written notice to the Collateral Agent and taking all actions required by the Collateral Agent for the purposes of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents on the terms set forth in Section 6.10 of the Credit Agreement. If any Grantor does not have an organizational identification number and later obtains one, it will promptly notify the Collateral Agent of such organizational identification number. (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts in accordance with its business practices (including settlement of accounts). In connection with such collections, the Collateral Agent may take (and, upon the occurrence and during the

19 49466791_7 continuance of an Event of Default, at the Required Lender’s direction, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right (to the extent permitted under applicable law) at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC, provided that any deduction of expenses of collection and enforcement shall be subject to Section 11.04 of the Credit Agreement. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be promptly paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Cash Collateral Account and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof or allow any credit or discount thereon. Section 12. As to Intellectual Property Collateral (a) Except as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole, with respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

20 49466791_7 No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect. (b) Except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole, each Grantor agrees promptly to notify the Collateral Agent if such Grantor becomes aware (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor’s ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral. (c) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation, except as could not be reasonably expected to be material to the business of Borrower and its Subsidiaries taken as a whole. (d) Except as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole, each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. Except as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain. (e) Except as could not be reasonably expected to be material and adverse to the business of Borrower and its Subsidiaries taken as a whole, each Grantor shall take all steps which it or the Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the Closing Date, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality. (f) Subject to Section 2(d), with respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit A hereto (an “Intellectual Property Security Agreement”),

21 49466791_7 for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral. (g) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the Closing Date a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Pursuant to each Security Agreement Supplement delivered from time to time, each Grantor shall give written notice to the Collateral Agent identifying the After-Acquired Intellectual Property, and such Grantor shall execute and deliver to the Collateral Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit B hereto (an “IP Security Agreement Supplement”) covering such After-Acquired Intellectual Property, which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property. Section 13. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided in this Agreement, in the Credit Agreement or in the Final DIP Order: (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose. (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be promptly delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be promptly delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement). (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor, at the Grantors’ cost and expense, all

22 49466791_7 such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above. (b) Upon the occurrence and during the continuance of an Event of Default and subject to the Final DIP Order: (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions. (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 13(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be promptly paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement). Section 14. As to Letter-of-Credit Rights (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Upon the occurrence and during the continuance of an Event of Default, each Grantor will promptly following the request of the Collateral Agent use commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent. (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or

23 49466791_7 its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit. Section 15. Commercial Tort Claims Each Grantor will, pursuant to the delivery of the Security Agreement Supplements from time to time, give notice to the Collateral Agent of any commercial tort claim with a value reasonably believed to be in excess of $500,000 that may arise after the Closing Date and will, thereafter, promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement. Section 16. Transfers and Other Liens; Additional Shares (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement. (b) Each Grantor agrees that it will (i) cause each Subsidiary of Borrower that is an issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity, except for any Excluded Equity Interest. Section 17. Collateral Agent Appointed Attorney in Fact Solely to the extent permitted by applicable law, each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default or as otherwise set forth in the Credit Agreement or any other Loan Document, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 9 of this Agreement, (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

24 49466791_7 (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral. Section 18. Collateral Agent May Perform If any Grantor fails to perform any agreement contained herein, the Collateral Agent may with reasonable prior notice (or upon the occurrence and during the continuance of an Event of Default, without notice), but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 21 of this Agreement. Section 19. The Collateral Agent’s Duties (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. In performing its functions and duties solely under this Agreement, the Collateral Agent shall act solely as the agent of the Secured Parties and does not assume, nor shall be deemed to have assumed, a fiduciary relationship or any obligation or relationship of trust with or for the Secured Parties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. In connection with exercising any right or discretionary duty hereunder, the Collateral Agent shall be entitled to rely upon the direction of the Required Lenders. The Collateral Agent shall not have any liability for taking any action at the direction of such party, or for any failure or delay of any such party to provide timely direction to the Collateral Agent. Notwithstanding any other provision of this Agreement, (i) any such direction may not conflict with any rule of law or with this Agreement and (ii) the Collateral Agent shall not be required to take any action that it determines might involve it in liability. The Collateral Agent shall have no duties or obligations under this Agreement except for those expressly set forth herein as duties on its part to be performed. (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of

25 49466791_7 such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent. Section 20. Remedies If any Event of Default shall have occurred and be continuing: (a) The Collateral Agent may (but shall not be obligated to) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (but shall not be obligated to): (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC, provided that any deduction of expenses of collection and enforcement shall be subject to the Credit Agreement. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed

26 49466791_7 therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 21 of this Agreement) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with Section 8.03 of the Credit Agreement. (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be promptly paid over to the Collateral Agent in the same form as so received (with any necessary indorsement). (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account. (e) The Collateral Agent may send to each bank, securities intermediary or issuer party to any Deposit Account Control Agreement, Securities Account Control Agreement or Uncertificated Security Control Agreement a “Notice of Exclusive Control” (or similar term) as defined in and under such Agreement. (f) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor. (g) Each Grantor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Grantor acknowledges that any such sale may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

27 49466791_7 (h) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Equity, to limit purchasers to persons who will agree, among other things, to acquire such Pledged Equity for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so. Section 21. Indemnity and Expenses (a) Each Grantor agrees to indemnify, each Secured Party and each of its Related Parties in accordance with the terms of the Credit Agreement. (b) Each Grantor shall pay to the Collateral Agent the amount of any and all fees and expenses in accordance with the terms of the Credit Agreement. (c) Cantor Fitzgerald Securities is entering into this Agreement solely in its capacity as Collateral Agent and not in its individual or corporate capacity. Section 22. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to any schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

28 49466791_7 Section 23. Notices, Etc. Any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in Section 11.02 of the Credit Agreement. Section 24. Continuing Security Interest; Assignments under the Credit Agreement This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until (x) the termination of all Obligations under the Credit Agreement and the other Loan Documents and (y) the later of (i) the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and (ii) the Maturity Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment(s), the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.06 of the Credit Agreement. Section 25. Release; Termination (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) such sale, lease, transfer or other disposition shall be in compliance with the applicable provisions of Sections 7.04 and 7.05 of the Credit Agreement, (ii) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days (or such shorter period as the Collateral Agent may agree in its sole discretion) prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with the terms of the Credit Agreement (including Section 2.05 thereof) shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under the Credit Agreement (including Section 2.05 thereof).

29 49466791_7 (b) Upon (x) the termination of all Obligations under the Credit Agreement and (y) the later of (i) the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and (ii) the Maturity Date, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Section 26. Security Interest Absolute All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non- perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 9.08 of the Credit Agreement and Section 25 hereof, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement. Section 27. Execution in Counterparts This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic imaging means shall be effective as delivery of an original executed counterpart of this Agreement. Section 28. Local Law Security Agreement Certain of the Grantors are or may be required to enter into security agreements, pledge agreements or other documents, governed by the laws of the relevant jurisdiction and in form and substance reasonably satisfactory to the Administrative Agent (such agreements, the “Local Law Agreements”), in order to secure the Secured Obligations by Collateral that is located in such relevant jurisdiction, including the Equity Interests owned by such Grantors in respect of such Collateral. In the event of any conflict between a Local Law Agreements and the provisions of this Agreement with respect to any action required to be taken by the applicable Grantor under this Agreement (and any related representation) by the Borrower and any other Grantors, the provisions of such Local Law Agreement shall control with respect to the Collateral pledged thereunder.

30 49466791_7 Section 29. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE. (b) EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE BANKRUPTCY COURT OR, IN THE EVENT THE BANKRUPTCY COURT LACKS JURISDICTION OVER SUCH ACTION, LITIGATION, OR PROCEEDING, TO ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE BANKRUPTCY COURT OR, IN THE EVENT THE BANKRUPTCY COURT LACKS SUBJECT MATTER JURISDICTION OVER ANY ACTION, LITIGATION, OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATING HERETO OR THERETO, TO ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING WITH RESPECT TO COLLATERAL, AGAINST EACH GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER

31 49466791_7 HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) EACH GRANTOR THAT IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OUTSIDE THE UNITED STATES HEREBY APPOINTS THE BORROWER, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY MATTER RELATED TO THIS AGREEMENT. Section 30. Luxembourg Pledge. GT ADVANCED TECHNOLOGIES LUXEMBOURG S.À R.L. is executing this Agreement only with respect to Section 2(a)(iv)(C) in connection with the pledge of its Equity Interests in GTAT IP HOLDING LLC. [Signature Page to Follow]

[Signature Page to U.S. Security Agreement 49466791_7 IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. GT ADVANCED TECHNOLOGIES, INC. Name: Title: GTAT CORPORATION Name: Title: GT EQUIPMENT HOLDINGS, INC. Name: Title: LINDBERGH ACQUISITION CORP. Name: Title: GT SAPPHIRE SYSTEMS HOLDING LLC Name: Title: GT ADVANCED EQUIPMENT HOLDING LLC Name: Title:

[Signature Page to U.S. Security Agreement] GT ADVANCED CZ LLC Name: Title: GT SAPPHIRE SYSTEMS GROUP LLC Name: Title: GT ADVANCED TECHNOLOGIES LUXEMBOURG S.A. R.L. Name: Title: GTAT IP HOLDING LLC Name: Title:

[Signature Page to U.S. Security Agreement] COLLATERAL AGENT CANTOR FITZGERALD SECURITIES, solely in its capacity as Collateral Agent Name: Title:

49466791_7 Schedule I to the U.S. Security Agreement PLEDGED EQUITY Issuer Owner Certificate No. No. Shares/Interest Percent Pledged

49466791_7 Schedule II to the U.S. Security Agreement PLEDGED DEBT Grantor Debt Issuer Description of Debt Debt Certificate No(s) Final Maturity Outstanding Principal Amount

49466791_7 Schedule III to the U.S. Security Agreement PLEDGED DEPOSIT ACCOUNTS Grantor Type of Account Name and Address of Bank Account Number

49466791_7 Schedule IV to the U.S. Security Agreement INTELLECTUAL PROPERTY Copyrights, Copyright Applications and Copyright Licenses Owner Title Filing Date/Issued Date Status Application/ Registration No. 2. Patents, Patent Applications and Patent Licenses Owner Title Filing Date/Issued Date Status Application/ Registration No. 3. Trademarks, Trademark Applications and Trademark Licenses Owner Title Filing Date/Issued Date Status Application/ Registration No.

49466791_7 Schedule V to the U.S. Security Agreement LETTERS OF CREDIT Issuer Beneficiary Principal Amount Date of Issuance Maturity Date

49466791_7 Schedule VI to the U.S. Security Agreement COMMERCIAL TORT CLAIMS Grantor Description

49466791_7 Schedule VII to the U.S. Security Agreement GRANTORS Name of Grantor Type of Organization (e.g. corporation, limited liability company, limited partnership) Jurisdiction of Organization/ Formation Organizational Identification Number Federal Taxpayer Identification Number Trade Names/Assumed Names. Set forth below is each trade name or assumed name currently used by the Grantors or by such Grantor is known or is transacting any business within the past five (5) years: Grantor Trade/Assumed Name Changes in Names, Jurisdiction of Organization or Corporate Structure. Except as set forth below, the Grantors have not changed its name, jurisdiction of organization or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years: Grantor Date of Change Description of Change

49466791_7 Schedule VIII to the U.S. Security Agreement LOCATIONS Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than chief executive office) of each Grantor are as follows: Name of Grantor Address of Chief Executive Office Mailing Address (if different than) Other Places of Business. Set forth below are all other principal places of business of the Grantors: Name of Grantor Address Additional Locations of Equipment and Inventory. Set forth below are all other locations not identified above where the Grantors maintain Collateral: Name of Grantor Address Locations of Collateral in Possession of Persons Other than Grantor. The names and addresses of all persons or entities other than each Grantor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral: Grantor Name of Entity in Possession of Collateral/Capacity of such Entity Address/Location of Collateral

49466791_7 Schedule IX to the U.S. Security Agreement INVESTMENT PROPERTY

1 49466791_7 Exhibit A to the U.S. Security Agreement FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated [●], is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of CANTOR FITZGERALD SECURITIES, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below). WHEREAS, GT ADVANCED TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) and certain Subsidiaries of Borrower (collectively, the “Debtors” and each individually, a “Debtor”) have commenced cases under Chapter 11 of Title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”), and the Debtors have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operations of their businesses as debtors-in-possession; WHEREAS, Grantors have entered into that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of the date hereof (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Collateral Agent and the Secured Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement. WHEREAS, as a condition precedent to the making of Loans by the Secured Parties under the Credit Agreement, each Grantor has executed and delivered that certain U.S. Security Agreement dated July 27, 2015 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”). WHEREAS, under the terms of the U.S. Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows: SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”): (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

2 49466791_7 (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”); (iii) all copyrights now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”); (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing. SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement. SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the U.S. Security Agreement. Each

3 49466791_7 Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the U.S. Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page to IP Security Agreement] 49466791_7 IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. [NAME OF GRANTOR] By __________________________ Name: Title: Address for Notices: ____________________________ ____________________________ ____________________________ [NAME OF GRANTOR] By __________________________ Name: Title: Address for Notices: ____________________________ ____________________________ ____________________________

49466791_7 Exhibit B to the U.S. Security Agreement FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated [●] is made by the Person listed on the signature page hereof (the “Grantor”) in favor of CANTOR FITZGERALD SECURITIES, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below). WHEREAS, GT ADVANCED TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) and certain Subsidiaries of Borrower (collectively, the “Debtors” and each individually, a “Debtor”) have commenced cases under Chapter 11 of Title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”), and the Debtors have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operations of their businesses as debtors-in-possession; WHEREAS, Grantors have entered into that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of the date hereof (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Collateral Agent and the Secured Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement. WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain U.S. Security Agreement, dated July 27, 2015 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”) and that certain Intellectual Property Security Agreement dated July 27, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”). WHEREAS, under the terms of the U.S. Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows: SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Additional Collateral”):

2 49466791_7 (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”); (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”); (iii) all copyrights now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”); (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing. SECTION 2. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement Supplement. SECTION 4. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the U.S. Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the U.S. Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

3 49466791_7 SECTION 5. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York. IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. By__________________________ Name: Title: Address for Notices: ____________________________ ____________________________ ____________________________

49466791_7 Exhibit C to the U.S. Security Agreement FORM OF SECURITY AGREEMENT SUPPLEMENT [Date of Security Agreement Supplement] Cantor Fitzgerald Securities, as the Collateral Agent for the Secured Parties referred to in the Credit Agreement referred to below [●] [●] Attn: [●] Ladies and Gentlemen: Reference is made to (i) Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015 (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with Cantor Fitzgerald Securities, as administrative agent and collateral agent and the Secured Parties party thereto, and (ii) the U.S. Security Agreement dated as of July 27, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the U.S. Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the U.S. Security Agreement, as applicable. SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all of its property and assets, tangible or intangible, wherever located and whether now or hereafter existing or arising that constitute Collateral and all proceeds of Collateral. The U.S. Security Agreement is hereby incorporated herein by reference. Supplementing schedules to the U.S. Security Agreement listing the undersigned property and assets are annexed hereto. SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the U.S. Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the U.S. Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the

2 49466791_7 undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party. SECTION 3. Representations and Warranties. (a) As of the date hereof, the undersigned’s exact legal name, chief executive office, type of organization, jurisdiction of organization and organizational identification number (if any) is set forth in the annexes attached hereto. As of the date hereof, the undersigned has used no trade names in the past five years other than as listed on the annexes attached hereto. As of the date hereof, within the five years preceding the date hereof, the undersigned has not changed its name, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in the annexes attached hereto. (b) As of the date hereof, all of the Equipment and Inventory of such Grantor is located at the places specified therefor in the annexes attached hereto, other than (x) property in transit between such locations, (y) property at a customer location, and (z) property out for repair or refurbishment. Such Grantor has exclusive possession and control of its Equipment and Inventory, other than with respect to Inventory or Equipment (i) that is stored at any leased premises or warehouse, or (ii) that is in transit (x) that is at a customer location, or (y) that is out for repair or refurbishment. (c) As of the date hereof, the undersigned is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in the annexes attached hereto. (d) As of the date hereof, the undersigned hereby makes each other representation and warranty set forth in the U.S. Security Agreement with respect to itself and the Collateral granted by it. SECTION 4. Obligations Under the U.S. Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the U.S. Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the U.S. Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the U.S. Security Agreement to a schedule shall also mean and be a reference to a schedule attached hereto. SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page to Security Agreement Supplement] 49466791_7 Very truly yours, [NAME OF ADDITIONAL GRANTOR] By _______________________________ Title: Address for notices: _______________________ _______________________ _______________________

49466791_7 Exhibit D to the U.S. Security Agreement FORM OF HONG KONG SHARE PLEDGE DOCUMENTS Attached.

Execution version 325141902 v6 DATED 2015 Between GTAT CORPORATION (as Chargor) and CANTOR FITZGERALD SECURITIES, in its capacity as Collateral Agent (as Chargee) _______________________________________ DEED OF SHARE CHARGE _______________________________________

Execution version 325141902 v6 CONTENTS CLAUSE 1. Definitions and interpretation ........................................................................................ 1 2. Covenant to pay ............................................................................................................. 5 3. Grant of security ............................................................................................................ 5 4. Liability of the Chargor ................................................................................................. 6 5. Representations and warranties ..................................................................................... 6 6. Covenants ...................................................................................................................... 9 7. Voting rights and dividends ......................................................................................... 12 8. Powers of the Chargee ................................................................................................. 13 9. When security becomes enforceable ........................................................................... 15 10. Enforcement of security .............................................................................................. 15 11. Receiver ....................................................................................................................... 17 12. Powers of Receiver ...................................................................................................... 17 13. Delegation ................................................................................................................... 20 14. Application of proceeds ............................................................................................... 20 15. Costs and indemnity .................................................................................................... 21 16. Further assurance ......................................................................................................... 22 17. Power of attorney ........................................................................................................ 22 18. Release ........................................................................................................................ 23 19. Assignment and transfer .............................................................................................. 23 20. Set-off .......................................................................................................................... 23 21. Amendments, waivers and consents ............................................................................ 24 22. Severance .................................................................................................................... 24 23. Counterparts ................................................................................................................ 25 24. Further provisions ........................................................................................................ 25 25. Notices ......................................................................................................................... 26 26. Governing law and jurisdiction ................................................................................... 28

1 THIS DEED (this “Deed”) is dated 2015 BETWEEN (1) GTAT CORPORATION, a corporation organised and existing under the laws of Delaware with its place of business at 243 Daniel Webster Highway, Merrimack, NH 03054, U.S.A. (the “Chargor”); and (2) CANTOR FITZGERALD SECURITIES, a general partnership organised and existing under the laws of New York with an address at 110 East 59th Street, New York, NY 10022, U.S.A. (the “Chargee”). RECITALS: (A) Pursuant to the Senior Secured Superpriority DIP Credit Agreement (as defined below), the Borrower and the Chargor as a Guarantor has requested the Lenders to, and the Lenders have agreed to, extend a senior secured credit facility to the Borrower comprising of term loans in the aggregate principal amount of up to US$95,000,000 (the “Facility”) on terms and subject to the conditions as set forth therein. (B) As a continuing security for the full and punctual payment and discharge of the Secured Liabilities (as defined below), the Chargor has agreed to charge by way of first fixed charge, in favour of the Chargee for the benefit of the Lenders (as defined below), inter alia, the Shares, Additional Shares and Related Rights. (C) It is a condition precedent under the Senior Secured Superpriority DIP Credit Agreement that the Chargor shall duly execute this Deed in favour of the Chargee for the benefit of the Lenders (as defined below). NOW THIS DEED WITNESSED AS FOLLOWS: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions Terms defined in the Senior Secured Superpriority DIP Credit Agreement shall, unless otherwise defined in this Deed, have the same meaning in this Deed. In addition, the following definitions shall apply: Additional Shares: all additional shares in the Company which may at any time hereafter be subscribed for or acquired or held by, to the order of or on behalf of, the Chargor, arising from or in connection with the Shares, including, without limitation all and any allotment, accretion, benefit and advantage whatsoever at any time accruing in respect of all or any of the Shares, including, without limitation, all shares and/or securities which may at any time be issued and all moneys, rights or property which may at any time accrue or be offered (whether by way of bonus, redemption, substitution, exchange, conversion, preference, option or otherwise) in respect of any Share and/or any other shares in the Company of whatever class in connection with the Shares which may at any time hereafter be subscribed for or acquired

2 or held by, to the order of or on behalf of, the Chargor, provided, however, that the Additional Shares and the Shares shall not represent, in aggregate, in excess of 65% of the Company’s issued share capital. Business Day: a day other than a Saturday, Sunday or public holiday on which banks are generally open for business in Hong Kong and the United States of America. Chapter 11 Cases: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Charged Shares: (a) the Shares; (b) the Additional Shares; and (c) all Related Rights. Company: GT Advanced Technologies Limited, a limited liability company incorporated under the laws of Hong Kong with company number 1371858 whose registered office is at 13/F, Tower 2, The Gateway. Harbour City, 25 Canton Road, Tsimshatsui, Kowloon, Hong Kong. Deed: this deed Dispute: has the meaning ascribed to it in Clause 26.1. Delegate: any person appointed by the Chargee or any Receiver pursuant to Clause 13, and any person appointed as attorney of the Chargee, Receiver or Delegate. Event of Default: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Facility: has the meaning ascribed to it in Recital (A). Final DIP Order: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. GAAP: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Hong Kong: the Hong Kong Special Administrative Region of the People’s Republic of China. Loan Documents: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Material Adverse Effect: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Permitted Liens: has the meaning given to such term in the Senior Secured Superpriority DIP Credit Agreement. Process Document: has the meaning ascribed to it in Clause 26.3. Receiver: a receiver and manager, an administrator or (if the Chargee so specifies in the relevant appointment) a receiver in each case of any or all of the Secured Assets appointed by the Chargee under Clause 11.

3 Related Rights: any: (d) dividend, interest or other distribution paid or payable in relation to any Share or Additional Share; and (e) right, money or property accruing, offered or issued at any time in relation to any Share or Additional Share by way of redemption, substitution, exchange, conversion, bonus, preference or otherwise, under option rights or otherwise. Secured Assets: all or any part of the Charged Shares for the time being subject to any Security constituted by this Deed. Secured Liabilities: all present and future monies, obligations and liabilities of the Loan Parties to the Lenders, whether actual or contingent and whether owed jointly or severally, as principal or surety or in any other capacity, under or in connection with the Senior Secured Superpriority DIP Credit Agreement or this Deed (including, without limitation, those arising under Clause 24.3(b)), together with all interest (including, without limitation, default interest) accruing in respect of such monies or liabilities. Security: any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment, hypothecation or other security interest securing any obligation of any person, or any other agreement or arrangement having a similar effect and all encumbrances of every kind and nature. Security Period: the period starting on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full. Senior Secured Superpriority DIP Credit Agreement: the Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated on or around the date hereof, by and among the Borrower and certain Subsidiaries of the Borrower as guarantors, the Lenders from time to time party thereto and the Chargee as Administrative Agent and Collateral Agent thereunder, as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time. Shares: 72,852,000 ordinary shares in the capital of the Company representing 65% of its issued share capital for the time being. US$: the lawful currency of the United States of America. 1.2 Interpretation In this Deed: (a) Clause and Schedule headings are for ease of reference only and shall not affect the interpretation of this Deed; (b) a reference to a person shall include a reference to an individual, firm, company, corporation, partnership, unincorporated body of persons, government, state or agency of a state or any association, trust, joint venture or consortium (whether or not having separate legal personality) and that person’s personal representatives, successors, permitted assigns and permitted transferees;

4 (c) unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular; (d) unless the context otherwise requires, a reference to one gender shall include a reference to the other genders; (e) unless the context otherwise requires, a reference to a Clause or Schedule is to a clause of, or schedule to, this Deed; (f) an obligation on a party not to do something includes an obligation not to allow that thing to be done; (g) a reference to the “Chargor”, the “Chargee” or any “Party” shall include that party’s successors, permitted assigns and permitted transferees; (h) a reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time; (i) a reference to a statute or statutory provision shall include all subordinate legislation made under that statute or statutory provision; (j) a reference to writing or written includes faxes and e-mails; (k) a reference to this Deed (or any provision of it) or to any other agreement or document referred to in this Deed is a reference to this Deed, that provision or such other agreement or document as amended (in each case, other than in breach of the provisions of this Deed) from time to time; (l) any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms; (m) a reference to an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly); (n) a reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description; (o) a reference to an authorisation includes an approval, authorisation, consent, exemption, filing, licence, notarisation, registration and resolution; (p) a reference to continuing in relation to an Event of Default means an Event of Default that has not been waived or remedied; and (q) a reference to a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter- governmental or supranational body, agency, department or regulatory, self- regulatory or other authority or organisation. (r) if any conflict or inconsistency exists between this Deed and the Senior Secured Superpriority DIP Credit Agreement or the Final DIP Order, the Senior Secured Superpriority DIP Credit Agreement or the Final DIP Order, as applicable, shall govern; provided, that it is understood and agreed that the imposition of additional duties or obligations under this Deed shall not be deemed to be a conflict with the Senior Secured Superpriority DIP Credit Agreement; and

5 (s) notwithstanding anything to the contrary in this Deed or any other Loan Document, the provisions of this Deed shall be subject to the Final DIP Order in all respects. 1.3 Clawback If an amount paid by the Borrower in respect of the Secured Liabilities is capable of being avoided or otherwise set aside on the liquidation or administration of the Borrower or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed. 1.4 Schedules The Schedules form part of this Deed and shall have effect as if set out in full in the body of this Deed. Any reference to this Deed includes the schedules. 2. COVENANT TO PAY 2.1 Covenant to pay The Chargor shall, on demand and in accordance with the Loan Documents and the Final DIP Order, pay to the Chargee and discharge the Secured Liabilities when they become due. 3. GRANT OF SECURITY 3.1 Fixed charge Subject always to the Senior Secured Superpriority DIP Credit Agreement and as a continuing security for the payment and discharge of the Secured Liabilities, the Chargor charges to the Chargee by way of a first fixed charge: (a) all the Shares and Additional Shares owned by it; and (b) all Related Rights. 3.2 General All the Security created under this Deed: (a) is created in favour of the Chargee on trust and as trustee for itself and for the Lenders; (b) is created over the Charged Shares; (c) is created by the Chargor as the absolute and sole legal and beneficial owner of the Shares, and to the extent applicable, the other Charged Shares; and (d) is continuing security for the payment and discharge of all the Secured Liabilities.

6 4. LIABILITY OF THE CHARGOR 4.1 Liability not discharged The Chargor’s liability under this Deed in respect of any of the Secured Liabilities shall not be discharged, prejudiced or affected by: (a) any Security, guarantee, indemnity, remedy or other right held by, or available to, the Chargee that is or becomes wholly or partially illegal, void or unenforceable on any ground; (b) any of the Lenders renewing, determining, varying or increasing any facility or other transaction in any manner or concurring in, accepting or varying any compromise, arrangement or settlement, or omitting to claim or enforce payment from any other person; or (c) any other act or omission, that, but for this Clause 4.1, might have discharged, or otherwise prejudiced or affected, the liability of the Chargor. 4.2 Immediate recourse The Chargor waives any right it may have to require the Chargee to enforce any Security or other right, or claim any payment from, or otherwise proceed against, any other person before enforcing this Deed against the Chargor. 5. REPRESENTATIONS AND WARRANTIES 5.1 Representations and warranties The Chargor makes the representations and warranties set out in this Clause 5 to the Chargee. 5.2 Representations in respect of the Chargor (a) The Chargor is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, except to the extent that failure to so qualify could not reasonably be expected to have a Material Adverse Effect. (b) The obligations expressed to be assumed by the Chargor under this Deed are, subject to any necessary stamping and registration, equitable principles, statute of limitations and, reservations as to general principles of law affecting its obligations of the type commonly referenced in legal opinions, legal, valid, binding and enforceable obligations of the Chargor, and is and will continue to be effective Security over all and every part of the Secured Assets in accordance with its terms.. (c) Subject to the entry of the Final DIP Order, the entry into and performance by the Chargor of, and the transactions contemplated by, this Deed do not and will not conflict with:

7 (i) any law or regulation applicable to it, except to the extent such conflict could not reasonably be expected to have a Material Adverse Effect; (ii) its memorandum and articles of association; or (iii) any agreement or instrument binding upon it, or any of its assets, except to the extent such conflict could not reasonably be expected to have a Material Adverse Effect. (d) Subject to any restriction or requirement arising on account of Chargor’s status as a “debtor” under the Bankruptcy Code and subject to entry of the Final DIP Order, all authorisations required: (i) to enable the Chargor to lawfully enter into, exercise its rights and comply with its obligations in this Deed and the transactions contemplated by this Deed; and (ii) to make this Deed admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect. (e) Subject to entry of the Final DIP Order, the Chargor has the power to enter into, perform and deliver, and has taken all necessary actions to authorize its entry into, performance and delivery of this Deed and the transactions contemplated by this Deed. (f) The entry into by the Chargor of this Deed constitutes, and the exercise by it of its rights and performance of its obligations under this Deed will constitute, private and commercial acts performed for private and commercial purposes. (g) The Chargor will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Deed. (h) The choice of Hong Kong law as the governing law of this Deed will be recognised and enforced in its jurisdiction of incorporation. (i) Any judgment obtained in Hong Kong in relation to this Deed will be recognised and enforced in the Chargor’s jurisdiction of incorporation. (j) The Chargor’s obligations under this Deed constitute direct, unconditional, unsubordinated and secured obligations and has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security, except for obligations under the Permitted Liens or those mandatorily preferred by law applying to companies or individuals generally. 5.3 Shares (a) The Shares are duly authorised, validly issued, fully paid or credited as fully paid, non-assessable and not subject to any option to purchase pre-emption rights or similar rights.

8 (b) The Shares represent 65% of the issued share capital of the Company for the time being and no person has any option, warrant or other similar right to subscribe for any shares of the Company. (c) The Chargor is the sole legal and beneficial owner of the Shares, and to the extent applicable, the other Charged Shares, free from any restrictions and of all Security other than the Permitted Liens and the Security created by this Deed or the Final DIP Order. (d) Subject to the articles of association of the Company, the Shares and, to the extent applicable, the other Charged Shares are within the disposition and control of the Chargor and the terms of the Shares, and to the extent applicable, the other Charged Shares do not: (i) restrict or inhibit the ability of the Chargor to transfer the Shares and, to the extent applicable, the other Charged Shares, or to grant or enforce any Security in respect thereof constituted by this Deed; or (ii) contain any option to purchase, rights of pre-emption or other similar rights. 5.4 No adverse claims The Chargor has not received, or acknowledged notice of, any adverse claim by any person in respect of the Secured Assets or any interest in them, other than the Chapter 11 Cases and as set forth on Schedule 5.06 of the Senior Secured Superpriority DIP Credit Agreement. 5.5 No adverse covenants Other than the Loan Documents and the Final DIP Order, there are no covenants, agreements, reservations, conditions, interests, rights or other matters, that materially and adversely affect the Secured Assets. 5.6 Avoidance of Security No Security expressed to be created under this Deed is liable to be avoided, or otherwise set aside, on the liquidation or administration of the Chargor or otherwise. 5.7 No breach of laws To the knowledge of the Chargor, there is no breach of any law or regulation which materially and adversely affects the Secured Assets. 5.8 Times for making representations and warranties The representations and warranties set out in Clause 5.2 to Clause 5.8 are made by the Chargor on the date of this Deed.

9 6. COVENANTS 6.1 Restrictions on disposal of the Charged Shares The Chargor shall not at any time, except with the prior written consent of the Chargee or except as permitted under the Senior Secured Superpriority DIP Credit Agreement or other Loan Documents: (a) create, allow to come into being, purport to create or permit to subsist any Security on, or in relation to, any Secured Asset other than any Security created by this Deed or any Permitted Liens; (b) sell, assign, transfer, part with possession of or otherwise dispose of in any manner (or purport to do so) all or any part of, or any interest in, the Secured Assets; or (c) create or grant (or purport to create or grant) any interest in the Secured Assets in favour of a third party. 6.2 Preservation of Secured Assets (a) Except as permitted under the Senior Secured Superpriority DIP Credit Agreement or other Loan Documents, the Chargor shall not do, or permit to be done, any act or thing that: (i) would or might jeopardise or otherwise prejudice the Security held by the Chargee, or materially depreciate the Security held by the Chargee, or materially diminish the value of any of the Secured Assets or the effectiveness of the Security created by this Deed; (ii) may result in the rights attaching to, or conferred by, all or any of the Secured Assets being altered; (iii) may result in any of the Secured Assets to be consolidated, sub-divided or converted, or the other shares of the Company to be re-organised, exchanged or repaid; or (iv) may result in any further shares in the share capital of the Company to be issued to any Person other than the Chargor. 6.3 Certain undertakings of the Chargor During the Security Period, the Chargor shall, in respect of the Shares and, to the extent applicable, the other Charged Shares accruing in respect thereof or relating thereto: (a) defend the Charged Shares against any claim, action, notice or demands of all persons at the cost and expense of the Chargor; (b) except as provided in Section 2.05(b) of the Senior Secured Superpriority DIP Credit Agreement, deliver to the Chargee all proceeds of any kind as may be received by the Chargor in connection with any sale, transfer, redemption, seizure,

10 exercise of dissenters rights or other disposition of the Charged Shares whether permitted by this Deed, the Loan Documents or otherwise; (c) notify the Chargee promptly in writing of any change in the Chargor’s address for service hereunder; (d) pay all taxes, assessments and other charges which may be levied or assessed against the Charged Shares, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Chargor; (e) exercise (or refrain from exercising) all voting and other rights and powers which may be exercised by the Chargor as the legal and beneficial owner of the Charged Shares subject to Clause 7.1(a); (f) not take or accept any Security from the Company or, in relation to the Secured Liabilities, from any third party, without first obtaining written consent from the Chargee; (g) (i) unless directed in writing to do so by the Chargee, not prove in any liquidation or winding up of the Company until all the Secured Liabilities are paid in full and (ii) if directed to prove by the Chargee in any liquidation or winding up of the Company until all the Secured Liabilities are paid in full and if directed to prove by the Chargee (or if the Chargor otherwise receives any payment or other benefit in breach of this Deed) the Chargor shall hold all moneys received by it on trust for the Chargee to satisfy the Secured Liabilities; (h) notify the Chargee in writing with all relevant particulars within 3 Business Days: (i) upon the acquisition by the Chargor of any Additional Shares and the Chargor shall promptly deliver to and deposit with the Chargee all share certificates, documents of title and any other documents and do all such further acts or things, as specified in Clause 6.7(b) and as the Chargee may reasonably require; (ii) upon becoming aware of any intended resolution either of members or directors of the Company pursuant to its articles of association: (A) to amend its articles of association; (B) to merge or consolidate with any other company; (C) to make a disposition of more than fifty per cent (50%) of the assets of the Company; (D) to continue in another jurisdiction; or (E) to go into voluntary liquidation; and (i) upon receiving a written notice of any intended resolution as set forth in Clause 6.3(h)(ii) above, shall vote the Shares and any Additional Shares as directed by the Chargee. 6.4 Chargor’s waiver of set-off

11 The Chargor waives any present or future right of set-off it may have in respect of the Secured Liabilities (including sums payable by the Chargor under this Deed). 6.5 Compliance with laws and regulations The Chargor shall comply with the requirements of any law and regulation relating to or affecting the Secured Assets or the use of it or any part of them, except in such instances in which (a) such requirements of law or regulation are being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.6 Enforcement of rights The Chargor shall use its best endeavours to enforce any rights and institute, continue or defend any proceedings relating to any of the Secured Assets which the Chargee may reasonably require from time to time. 6.7 Title to Secured Assets (a) The Chargor shall obtain all consents, waivers, approvals and permissions that are necessary, under the articles of association (or otherwise) of the Company, for the transfer of the Secured Assets to the Chargee or its nominee, or to a purchaser on enforcement of the Security constituted by this Deed. (b) The Chargor shall on the execution of this Deed (or it later, the date of acquisition of the relevant Security Asset), or as the Chargee may direct: (i) deliver to the Chargee all share certificates and other documents of title or evidence of ownership of the Secured Assets; (ii) deliver to the Chargee an instrument of transfer and a sold note, substantially, in the form attached hereto as Exhibit A and Exhibit B, respectively, relating to the Secured Assets duly completed and executed by or on behalf of the Chargor but with the name of the transferee, number of shares, the consideration and the date left blank; and (iii) authorize Chargee (and its counsel and agents) at any time and from time to time, at Chargor’s expense, to file in any filing office in any jurisdiction any initial financing statements and amendments thereto, The Chargee may, at any time that an Event of Default has occurred and is continuing but not otherwise, complete and present those share transfer forms and other documents to the Company for registration. (c) The Chargor shall at any time and from time to time, upon the written request of the Chargee, at the sole expense of the Chargor, promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Chargee may reasonably deem desirable to obtain the full benefits of this Deed and of the rights and powers herein granted, including but not limited to filing any

12 financing or continuation statements under the UCC or other notices appropriate under applicable law with respect to the security interests granted hereby. 6.8 Calls and other obligations (a) Notwithstanding the Security created by this Deed, the Chargor shall promptly pay all calls, instalments and other payments that may be or become due and payable in respect of all or any part of the Secured Assets. (b) If the Chargor fails to do so, the Chargee may, at its discretion but without obligation, pay the calls, instalments or other payments on behalf of the Chargor. (c) The Chargor shall, within 10 Business Days after request by the Chargee, reimburse the Chargee for any payment made by it under this Clause 6.8. (d) The Chargor shall comply with, and shall remain liable to perform, all of the other conditions and obligations assumed by it in respect of all or any part of the Secured Assets. 6.9 Further Undertakings of the Chargor The Chargor shall: (a) promptly following receipt, send to the Chargee copies of any notice (including notices of meetings of the shareholders of the Company), circular, report, accounts and any other document received by it from time to time that may materially affect the Secured Assets; (b) promptly notify the Chargee in writing of any action, claim, notice or demand made by or against it in connection with all or any part of the Secured Assets or of any fact, matter or circumstance which may be reasonably expected to give rise to such an action, claim, notice or demand; and (c) not vote in favour of a resolution to amend, modify or change articles of association of the Company (except with the prior written consent of the Chargee or except insofar as such amendment, modification or change does not affect the Security created pursuant to this Deed). 7. VOTING RIGHTS AND DIVIDENDS 7.1 Voting rights and dividends- before enforcement (a) Before an Event of Default has occurred and is continuing but without prejudice to the other rights of the Chargee, the Chargor may exercise all voting and other rights and powers in respect of the Secured Assets, provided that: (i) it shall not do so in any way that would breach any provision of the Senior Secured Superpriority DIP Credit Agreement or this Deed or for any purpose inconsistent with the Senior Secured Superpriority DIP Credit Agreement or this Deed; and

13 (ii) the exercise of, or failure to exercise, those voting rights or other rights and powers would not have an adverse effect on the value of any of the Secured Assets or otherwise prejudice the Chargee’s Security under this Deed. (b) Before an Event of Default has occurred and is continuing, the Chargor may retain and apply for its own use all dividends, interest and other monies paid or payable in respect of the Secured Assets. 7.2 Voting rights and dividends - following an Event of Default At any time that an Event of Default has occurred and is continuing, the Chargee may at its discretion (in the name of the Chargor and without any further consent or authority from the Chargor and irrespective of any direction given by the Chargor): (a) exercise or refrain from exercising (or direct its nominee to exercise or refrain from exercising) all voting rights and any other powers or rights in respect of the Secured Assets, and the Chargor shall comply, for so long as the Secured Assets are registered in its name, with any directions the Chargee may give, in its absolute discretion, in respect of the exercise of those voting and other rights and powers; (b) apply all dividends, interest or other monies paid or payable in respect of the Secured Assets in accordance with Clause 14 and, if any such dividends, interest or other monies are received by or on behalf of the Chargor, the Chargor shall hold all such dividends, interest and other monies on trust for the Chargee and shall immediately pay them to the Chargee or as it may direct; (c) complete all instruments of transfer held by it in relation to the Secured Assets in favour of itself or such other person as it may select and have the Secured Assets transferred into its name or the name of its nominee or, as applicable, into an account in its own name or the name of its nominee; and (d) in addition to any other power created under this Deed, exercise or refrain from exercising (or direct its nominee to exercise or refrain from exercising) all the powers and rights conferred on or exercisable by the legal or beneficial owner of the Secured Assets. 8. POWERS OF THE CHARGEE 8.1 Power to remedy (a) The Chargee shall be entitled (but shall not be obliged) to remedy, at any time, a breach by the Chargor of any of its obligations contained in this Deed. (b) The Chargor irrevocably authorises the Chargee and its agents to do all things that are necessary or desirable for that purpose. (c) Any monies expended by the Chargee in remedying a breach by the Chargor of its obligations contained in this Deed, shall be reimbursed by the Chargor to the Chargee on a full indemnity basis and shall carry interest in accordance with Clause 15.1.

14 8.2 Exercise of rights (a) The rights of the Chargee under Clause 8.1 are without prejudice to any other rights of the Chargee under this Deed. (b) The exercise of any rights of the Chargee under this Deed shall not, in the absence of negligence or fraud, make the Chargee liable to account as a mortgagee in possession. 8.3 Chargee has Receiver’s powers To the extent permitted by law, any right, power or discretion conferred by this Deed on a Receiver may, after the Security constituted by this Deed has become enforceable, be exercised by the Chargee in relation to any of the Secured Assets whether or not it has taken possession of any Secured Assets and without first appointing a Receiver or notwithstanding the appointment of a Receiver. 8.4 No duties The Chargee shall not, in respect of any of the Secured Assets, have any duty or incur any liability for: (a) ascertaining or taking action in respect of any calls, instalments, conversions, exchanges, maturities, tenders or other matters relating to any Secured Assets or the nature or sufficiency of any payment whether or not the Chargee has or is deemed to have knowledge of such matters; or (b) taking any necessary steps to preserve rights against prior parties or any other rights relating to any of the Secured Assets. 8.5 Conversion of currency (a) For the purpose of any of the Secured Liabilities, the Chargee may convert any monies received, recovered or realised by it under this Deed from their existing currencies of denomination into the currency of denomination of the Secured Liabilities, in accordance with the provisions of the Senior Secured Superpriority DIP Credit Agreement. (b) Any such conversion shall be effected at the then prevailing spot selling rate of exchange for such other currency against the existing currency. (c) Each reference in this Clause 8.5 to a currency extends to funds of that currency and, for the avoidance of doubt, funds of one currency may be converted into different funds of the same currency. 8.6 New accounts (a) If the Chargee receives, or is deemed to have received, notice of any subsequent Security, or other interest, affecting all or part of the Secured Assets, the Chargee

15 may open a new account for the Chargor in the Chargee’s books. Without prejudice to the Chargee’s right to combine accounts, no money paid to the credit of the Chargor in any such new account shall be appropriated towards, or have the effect of discharging, any part of the Secured Liabilities. (b) If the Chargee does not open a new account immediately on receipt of the notice, or deemed notice, under Clause 8.6(a), then, unless the Chargee gives express written notice to the contrary to the Chargor, all payments made by the Chargor to the Chargee shall be treated as having been credited to a new account of the Chargor and not as having been applied in reduction of the Secured Liabilities, as from the time of receipt or deemed receipt of the relevant notice by the Chargee. 8.7 Indulgence The Chargee may, at its discretion, grant time or other indulgence or make any other arrangement, variation or release with any person not being a party to this Deed (whether or not such person is jointly liable with the Chargor) in respect of any of the Secured Liabilities or of any other security for them without prejudice either to this Deed or to the liability of the Chargor for the Secured Liabilities. 9. WHEN SECURITY BECOMES ENFORCEABLE 9.1 Event of Default The Security constituted by this Deed shall become immediately enforceable after notice in writing by the Chargee to the Chargor at any time after an Event of Default occurs for so long as such Event of Default is continuing. 9.2 Discretion After the Security constituted by this Deed has become enforceable, the Chargee may, in its absolute discretion, enforce all or any part of that Security at the times, in the manner and on the terms it thinks fit, and take possession of and hold or dispose of all or any part of the Secured Assets. 10. ENFORCEMENT OF SECURITY 10.1 Enforcement powers (a) The power of sale and other powers conferred on a mortgagee by law, as varied or extended by this Deed, shall be immediately exercisable at any time after the Security constituted by this Deed has become enforceable under Clause 9.1. (b) Any restriction imposed by statute on the power of sale or the right of a mortgagee to consolidate mortgages does not apply to the Security constituted by this Deed.

16 10.2 Prior Security At any time after the Security constituted by this Deed has become enforceable, or after any powers conferred by any Security having priority to this Deed shall have become exercisable, the Chargee may: (a) redeem that or any other prior Security; (b) procure the transfer of that Security to it; and (c) settle and pass any account of the holder of any prior Security. The settlement and passing of any such account passed shall, in the absence of any manifest error, be conclusive and binding on the Chargor. All monies paid by the Chargee to an encumbrancer in settlement of any of those accounts shall, as from its payment by the Chargee, be due from the Chargor to the Chargee on current account and shall bear interest at the default rate of interest specified in the Senior Secured Superpriority DIP Credit Agreement and be secured as part of the Secured Liabilities. 10.3 Protection of third parties No purchaser, mortgagee or other person dealing with the Chargee, any Receiver or Delegate shall be concerned to enquire: (a) whether any of the Secured Liabilities have become due or payable, or remain unpaid or undischarged; (b) whether any power the Chargee, a Receiver or Delegate is purporting to exercise has become exercisable or is properly exercisable; or (c) how any money paid to the Chargee, any Receiver or any Delegate is to be applied. 10.4 Privileges Each Receiver and the Chargee is entitled to all the rights, powers, privileges and immunities on mortgagees and receivers. 10.5 No liability as mortgagee in possession Neither the Chargee, any Receiver nor any Delegate shall, in the absence of negligence or fraud, be liable to account as mortgagee in possession in respect of all or any of the Secured Assets, nor shall any of them be liable for any loss on realisation of, or for any neglect or default of any nature in connection with, all or any of the Secured Assets for which a mortgagee in possession might be liable as such. 10.6 Conclusive discharge to purchasers

17 The receipt of the Chargee or any Receiver or Delegate shall be a conclusive discharge to a purchaser and, in making any sale or other disposal of any of the Secured Assets or in making any acquisition in the exercise of their respective powers, the Chargee, and every Receiver and Delegate may do so for any consideration, in any manner and on any terms that it or he thinks fit. 11. RECEIVER 11.1 Appointment At any time after the Security constituted by this Deed has become enforceable, or at the request of the Chargor, the Chargee may, without further notice, appoint by way of deed, or otherwise in writing, any one or more persons to be a Receiver of all or any part of the Secured Assets. 11.2 Removal The Chargee may, without further notice, from time to time, by way of deed, or otherwise in writing, remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated. 11.3 Remuneration The Chargee may (acting reasonably) fix the remuneration of any Receiver appointed, and the remuneration of the Receiver shall be a debt secured by this Deed, to the extent not otherwise discharged. 11.4 Power of appointment exercisable despite prior appointments The power to appoint a Receiver (whether conferred by this Deed or by statute) shall be, and remain, exercisable by the Chargee despite any prior appointment in respect of all or any part of the Secured Assets. 11.5 Agent of the Chargor Any Receiver appointed by the Chargee under this Deed shall be the agent of the Chargor and the Chargor shall be solely responsible for the contracts, engagements, acts, omissions, defaults, losses and remuneration of that Receiver and for liabilities incurred by that Receiver. The agency of each Receiver shall continue until the Chargor goes into liquidation and after that the Receiver shall act as principal and shall not become the agent of the Chargee. 12. POWERS OF RECEIVER

18 12.1 General (a) Any Receiver appointed by the Chargee under this Deed shall, in addition to the powers conferred on him by statute, have the powers set out in Clause 12.2 to Clause 12.13. (b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver. (c) Any exercise by a Receiver of any of the powers given by Clause 12 may be on behalf of the Chargor, the directors of the Chargor or himself. 12.2 Employ personnel and advisers A Receiver may provide services and employ, or engage any managers, officers, servants, contractors, workmen, agents, other personnel and professional advisers on any terms, and subject to any conditions, that he reasonably thinks fit. A Receiver may discharge any such person or any such person appointed by the Chargor. 12.3 Remuneration A Receiver may charge and receive any sum by way of remuneration (in addition to all costs, charges and expenses incurred by him) that the Chargee may reasonably prescribe or agree with him. 12.4 Realise Secured Assets A Receiver may collect and get in the Secured Assets or any part of them in respect of which he is appointed, and make any demands and take any proceedings as may seem expedient for that purpose, and take possession of the Secured Assets with like rights. 12.5 Dispose of Secured Assets A Receiver may sell, exchange, convert into money and realise (whether absolutely or conditionally) all or any of the Secured Assets in respect of which he is appointed in any manner (including, without limitation, by public auction or private sale) and generally on any terms and conditions as he thinks fit. A Receiver may promote, or concur in promoting, a company to purchase the Secured Assets to be sold. 12.6 Valid receipts A Receiver may give effectual and valid receipt for dividends, other distributions and all monies, assets and other considerations (howsoever obtained and which otherwise come into

19 the hands of the Receiver in the exercise of any power conferred under this Deed) and execute all assurances and things that may be proper or desirable for realising any of the Secured Assets. 12.7 Make settlements A Receiver shall have the right to enforce, adjust, settle or compromise the amount or payment of any agreements, receivables and other related contracts related to the Secured Assets (including directing such obligors to make payments of all amounts due or to become due thereunder directly to the Receiver) in the same manner and to the same extent as the Chargor might have done, and to otherwise exercise all rights with respect to such agreements, receivables and related contracts. 12.8 Bring proceedings A Receiver may bring, prosecute, enforce, defend and abandon all actions, suits and proceedings in relation to any of the Secured Assets as he thinks fit and for all or any of the purposes in this Clause 12. 12.9 Borrow A Receiver may, for any of the purposes authorised by this Clause 12, raise money by borrowing from the Chargee (or from any other person) either unsecured or on the security of all or any of the Secured Assets in respect of which he is appointed on any terms that he thinks fit (including, if the Chargee consents, terms under which that security ranks in priority to this Deed). 12.10 Redeem prior Security A Receiver may redeem any prior Security, procure the transfer of that Security to it and settle and pass the accounts to which the Security relates. Any accounts so settled and passed shall be, in the absence of any manifest error, conclusive and binding on the Chargor, and the monies so paid shall be deemed to be an expense properly incurred by the Receiver. 12.11 Delegation A Receiver may delegate his powers in accordance with this Deed. 12.12 Absolute beneficial owner A Receiver may, in relation to any of the Secured Assets, exercise all powers, authorisations and rights he would be capable of exercising, and do all those acts and things, as an absolute

20 beneficial owner could exercise or do in the ownership of the Secured Assets or any part of the Secured Assets. 12.13 Incidental powers A Receiver may do any other acts and things that he: (a) may consider desirable or necessary for recovering, protecting or realising any of the Secured Assets; (b) may consider incidental or conducive to any of the rights or powers conferred on a Receiver under or by virtue of this Deed or law; or (c) lawfully may or can do as agent for the Chargor. 13. DELEGATION 13.1 Delegation The Chargee or any Receiver may delegate (either generally or specifically) by power of attorney or in any other manner to any person any right, power, authority or discretion conferred on it by this Deed (including the power of attorney granted under Clause 17.1). 13.2 Terms The Chargee and each Receiver may delegate on any terms and conditions (including the power to sub-delegate) that it thinks fit. 13.3 Liability Neither the Chargee nor any Receiver shall, if it has exercised due care in selecting the Delegate, be in any way liable or responsible to the Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any Delegate. 14. APPLICATION OF PROCEEDS 14.1 Order of application of proceeds Subject to the claims of any person having prior rights thereto, all monies received by the Chargee, a Receiver or a Delegate pursuant to this Deed, after the Security constituted by this Deed has become enforceable, shall be applied in the following order of priority: (a) first, in or towards payment of or provision for all costs, charges and expenses incurred by or on behalf of the Chargee (and any Receiver, Delegate, attorney or agent appointed by it) under or in connection with this Deed, and of all remuneration due to any Receiver under or in connection with this Deed;

21 (b) second, in or towards payment of or provision for the Secured Liabilities in accordance with section 8.03 of the Senior Secured Superpriority DIP Credit Agreement; and (c) lastly, in payment of the surplus (if any) to the Chargor or other person entitled to it. 14.2 Suspense account All monies received by the Chargee, a Receiver or a Delegate under this Deed may, for so long as it is necessary or advisable to preserve the Chargee’s claim to the Secured Liabilities, be credited to any interest-bearing suspense account. 15. COSTS AND INDEMNITY 15.1 Costs The Chargor shall, promptly and in any event within five Business Days of demand, pay to, or reimburse, the Chargee and any Receiver all reasonable costs, charges, expenses, taxes and liabilities of any kind (including, without limitation, reasonable legal, printing and out-of- pocket expenses) incurred by the Chargee, any Receiver or any Delegate in connection with: (a) this Deed or the Secured Assets; (b) taking, holding, protecting, perfecting, preserving or enforcing (or attempting to do so) any of the Chargee’s, a Receiver’s or a Delegate’s rights under this Deed; or (c) taking proceedings for, or recovering, any of the Secured Liabilities, together with interest, which shall accrue and be payable (without the need for any demand for payment being made) from the date on which the relevant cost or expense was paid until full discharge of that cost or expense (whether before or after judgment, liquidation, winding up or administration of the Chargor) at the rate and in the manner specified in section 11.04(a) of the Senior Secured Superpriority DIP Credit Agreement. 15.2 Indemnity The Chargor shall indemnify and hold harmless the Chargee, each Receiver and each Delegate, and their respective employees and agents against all liabilities, costs, expenses, damages and losses (including but not limited to any direct or indirect losses, loss of profit, loss of reputation and all interest, penalties and legal costs and all other professional costs and expenses) suffered or incurred by any of them arising out of or in connection with: (a) the exercise or purported exercise of any of the rights, powers, authorities or discretions vested in them under this Deed or by law in respect of the Secured Assets; (b) taking, holding, protecting, perfecting, preserving or enforcing (or attempting to do so) the Security constituted by this Deed; or

22 (c) any default or delay by the Chargor in performing any of its obligations under this Deed. The foregoing shall be in addition to any rights, privileges and immunities of the Chargee set forth in the Senior Secured Superpriority DIP Credit Agreement, which are incorporated herein mutatis mutandis. 15.3 Concerning the Chargee Cantor Fitzgerald Securities is entering into this Deed solely in its capacity as Collateral Agent under the Senior Secured Superpriority DIP Credit Agreement and not in its individual or corporate capacity. 16. FURTHER ASSURANCE 16.1 Further assurance The Chargor shall, at its own expense, take whatever action the Chargee or any Receiver may reasonably require for: (a) creating, perfecting or protecting the Security intended to be created by this Deed; (b) facilitating the realisation of any of the Secured Assets; or (c) facilitating the exercise of any right, power, authority or discretion exercisable by the Chargee or any Receiver in respect of any of the Secured Assets, including, without limitation, (if the Chargee or Receiver thinks it expedient) the execution of any transfer, conveyance, assignment or assurance of all or any of the assets forming part of (or intended to form part of) the Secured Assets (whether to the Chargee or to its nominee) and the giving of any notice, order or direction and the making of any registration. 17. POWER OF ATTORNEY 17.1 Appointment of attorneys By way of Security, the Chargor irrevocably appoints the Chargee, every Receiver and every Delegate separately to be the attorney of the Chargor and, in its name, on its behalf and as its act and deed, to execute any documents and do any acts and things that, upon the occurrence and during the continuance of an Event of Default or as otherwise set forth in the Senior Secured Superpriority DIP Credit Agreement:: (a) the Chargor is required but has failed to within 3 Business Days execute and do under this Deed; and/or

23 (b) any attorney deems proper or desirable in exercising any of the rights, powers, authorities and discretions conferred by this Deed or by law on the Chargee, any Receiver or any Delegate. 17.2 Ratification of acts of attorneys The Chargor ratifies and confirms, and agrees to ratify and confirm, anything that any of its attorneys may do in the proper and lawful exercise, or purported exercise, of all or any of the rights, powers, authorities and discretions referred to in Clause 17.1. 18. RELEASE Subject to Clause 24.3, on the expiry of the Security Period (but not otherwise), the Chargee shall, at the request and cost of the Chargor, take whatever action is necessary to release the Secured Assets from the Security constituted by this Deed and promptly return all documents referred to in Clauses 6.3(h) and 6.7(b) to the Chargor. 19. ASSIGNMENT AND TRANSFER 19.1 Assignment by Chargee (a) At any time, without the consent of the Chargor, the Chargee may assign or transfer all or any of its rights and obligations under this Deed to its successor as Collateral Agent. (b) The Chargee may disclose to any actual or proposed assignee or transferee any information in its possession that relates to the Chargor, the Secured Assets and this Deed that the Chargee considers appropriate, subject to a confidentiality undertaking duly executed by the assignee or transferee. 19.2 Assignment by Chargor The Chargor may not assign any of its rights, or transfer any of its rights or obligations, under this Deed without the written consent of the Chargee. 20. SET-OFF 20.1 Chargee’s right of set-off The Chargee’s may at any time set off any liability of the Chargor to the Chargee against any liability of the Chargee to the Chargor, whether either liability is present or future, liquidated or unliquidated, and whether or not either liability arises under this Deed in accordance with the provisions of the Senior Secured Superpriority DIP Credit Agreement. 20.2 No obligation to set off

24 The Chargee is not obliged to exercise its rights under Clause 20.1. If, however, it does exercise those rights it must promptly notify the Chargor of the set-off that has been made. 20.3 Exclusion of Chargor’s right of set-off All payments made by the Chargor to the Chargee under this Deed shall be made without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax as required by law). 21. AMENDMENTS, WAIVERS AND CONSENTS 21.1 Amendments No amendment of this Deed shall be effective unless it is in writing and signed by, or on behalf of, each party (or its authorised representative). 21.2 Waivers and consents (a) A waiver of any right or remedy under this Deed or by law, or any consent given under this Deed, is only effective if given in writing by the waiving or consenting party and shall not be deemed a waiver of any other breach or default. It only applies in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision. (b) A failure or delay by a party to exercise any right or remedy provided under this Deed or by law shall not constitute a waiver of that or any other right or remedy, prevent or restrict any further exercise of that or any other right or remedy or constitute an election to affirm this Deed. No single or partial exercise of any right or remedy provided under this Deed or by law shall prevent or restrict the further exercise of that or any other right or remedy. No election to affirm this Deed by the Chargee shall be effective unless it is in writing. 21.3 Rights and remedies The rights and remedies provided under this Deed are cumulative and are in addition to, and not exclusive of, any rights and remedies provided by law. 22. SEVERANCE If any provision (or part of a provision) of this Deed is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision (or part of a provision) shall be deemed deleted. Any modification to or deletion of a provision (or part of a provision) under this Clause shall not affect the legality, validity and enforceability of the rest of this Deed.

25 23. COUNTERPARTS (a) This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute one deed. (b) Transmission of an executed counterpart of this Deed (but for the avoidance of doubt not just a signature page) by fax or e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Deed. If either method of delivery is adopted, without prejudice to the validity of the Deed thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter. (c) No counterpart shall be effective until each party has executed and delivered at least one counterpart. 24. FURTHER PROVISIONS 24.1 Independent security This Deed shall be in addition to, and independent of, any other Security or guarantee that the Chargee may hold for any of the Secured Liabilities at any time. No prior Security held by the Chargee over the whole or any part of the Secured Assets shall merge in the Security created by this Deed. 24.2 Continuing security (a) This Deed shall remain in full force and effect during the Security Period as a continuing security for the Secured Liabilities, despite any settlement of account, or intermediate payment, or satisfaction of any part of the Secured Liabilities, unless and until the Chargee discharges this Deed in writing. (b) The obligations of the Chargor hereunder shall not be discharged or affected by: (i) any time (whether as to payment or otherwise) or other indulgence given by any of the Lenders or the Chargee to any of the Loan Parties, or any other person, in respect of any of their (or any other person’s) obligations under the Loan Documents; or (ii) any variation of any obligation of the Company or the Chargor, or any other person, under the Loan Documents or any document referred to therein (whether or not the Chargor are a party to or cognisant of the same); or (iii) any dissolution, winding-up or corporate reorganization of the Company, the Chargor, or any other person; or (iv) any transfer or extinction of any of the Secured Liabilities by any law, regulation, decree, judgment, order or similar instrument; or (v) any invalidity, illegality or unenforceability of any obligation of the Company, the Chargor, or any other person under the Loan Documents; or

26 (vi) any variation, release, discharge, non-enforcement or non-perfection of any other guarantee or Security for the obligations of the Loan Parties under the Loan Documents; or (vii) any other act, omission or thing which, but for this provision, would or might constitute a legal or equitable discharge or defence of a surety. 24.3 Discharge conditional Any release, discharge or settlement between the Chargor and the Chargee shall be deemed conditional on no payment or Security received by the Lenders in respect of the Secured Liabilities being avoided, reduced or ordered to be refunded pursuant to any law relating to insolvency, bankruptcy, winding up, administration, receivership or otherwise. In the event of such avoidance, reduction or refund, despite any such release, discharge or settlement: (a) the Chargee or its nominee may retain this Deed and the Security created by or pursuant to it; and (b) the Chargee may recover the value or amount of such Security or payment from the Chargor subsequently as if the release, discharge or settlement had not occurred. 24.4 Certificates and Determinations A certificate or determination by the Chargee as to any amount for the time being due to it from the Chargor shall be, in the absence of any manifest error, conclusive evidence of the amount due. 25. NOTICES 25.1 Communications in writing Each notice or other communication required to be given to a party under or in connection with this Deed shall be in writing in English, and unless otherwise stated, may be made by facsimile, electronic mail or letter. 25.2 Address The address, fax number and electronic mail address (and the department or officer, if any, for whose attention the communication is to be made) of each party to this Deed for any communication or document to be made or delivered under or in connection with this Deed is: (a) if to the Chargor:

27 GTAT Corporation 243 Daniel Webster Highway Merrimack, NH 03054 U.S.A. Attention: Hoil Kim (General Counsel) Facsimile: +1 (603) 595-6993 Email: hoil.kim@gtat.com With a copy to: Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036-8704 U.S.A. Attention: Alex Zeltser Facsimile: +1 (646) 728-2973 Email: alex.zeltser@ropesgray.com (b) if to the Chargee: Cantor Fitzgerald Securities 110 East 59th Street New York, NY 10022 U.S.A. Attention: N. Horning (GT Advanced Technologies) Facsimile: +1 (646) 219-1180 Email: nhorning@cantor.com With a copy to: Akin Gump Strauss Hauer & Feld LLP One Bryant Park Bank of America Tower New York, NY 10036-6745 U.S.A. Attention: Meng Ru Telephone: +1 (212) 872-1036 Facsimile: +1 (212) 872-1002 Email: mru@akingump.com and Shipman & Goodwin LLP One Constitution Plaza Hartford, CT 06103 U.S.A.

28 Attention: Nathan Plotkin Telephone: +1 (860) 251-5320 Facsimile: +1 (860) 251-5212 Email: nplotkin@goodwin.com or to any other address or fax number as is notified in writing by one party to the other from time to time. 25.3 Delivery Any communication or document made or delivered by one party to another party under or in connection with this Deed will only be effective: (a) if by way of fax, one (1) Business Day after being sent by facsimile (with confirmation of successful transmission issued from the sender’s facsimile machine); (b) if by way of letter, when it has been left at the relevant address, or two (2) Business Days after being sent by internationally recognized overnight courier (e.g., FedEx or DHL), or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or (c) if by way of electronic mail, one (1) Business Day after being sent by electronic mail (provided that no subsequent delivery failure notification is issued by the sender’s email system), or on such later date if the recipient gives verifiable proof of receipt on such later date. A notice or other communication given as described in this Clause 25.3 on a day that is not a Business Day, or after normal business hours, in the place it is received, shall be deemed to have been received on the next Business Day. 26. GOVERNING LAW AND JURISDICTION 26.1 Governing law This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the Laws of Hong Kong (a “Dispute”). 26.2 Jurisdiction (a) The courts of Hong Kong have non-exclusive jurisdiction to settle any Dispute.

29 (b) The courts of Hong Kong are the most appropriate and convenient courts to settle any Dispute in connection with this Deed. The Chargor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed. (c) This Clause 26 is for the benefit of the Lenders and the Chargee only. To the extent allowed by Law, the Lenders or the Chargee may take: (i) proceedings in any other court; and (ii) concurrent proceedings in any number of jurisdictions. (d) References in this Clause 26 to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed. 26.3 Service of process A document which starts or is otherwise required to be served in connection with any legal action or proceedings relating to a Dispute (a “Process Document”) may be served in the same way as notices in accordance with Clause 25.2. This Clause does not prevent a Process Document being served in any other manner permitted by law. 26.4 Waiver of immunity (a) The Chargor irrevocably and unconditionally: (i) agrees not to claim any immunity from proceedings brought by the Lenders or the Chargee against the Chargor in relation to this Deed and to ensure that no such claim is made on its behalf; (ii) consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and (iii) waives all rights of immunity in respect of it or its assets. IN WITNESS WHEREOF this DEED has been executed and delivered by the Chargor and the Chargee as a deed on the day and year first above written.

[GTAT Corporation - Signature page to Deed of Share Charge] EXECUTED and DELIVERED as a DEED under the common seal of GTAT CORPORATION in the presence of : ....................................... Name: Address: Occupation: ) ) ) ) ) ) ....................................... Director / authorised signatory

[Cantor Fitzgerald Securities - Signature page to Deed of Share Charge] SIGNED, SEALED and DELIVERED as a DEED by __________________________ for and on behalf of CANTOR FITZGERALD SECURITIES in the presence of : ....................................... Name: Address: Occupation: ) ) ) ) ) ) ) ) ) ....................................... Partner CANTOR FITZGERALD SECURITIES

Exhibit A Form of Instrument of Transfer

INSTRUMENT OF TRANSFER GT Advanced Technologies Limited (極特先進科技有限公司) We, GTAT CORPORATION, of 243 Daniel Webster Highway, Merrimack, NH 03054, U.S.A., in consideration of paid to us by CANTOR FITZGERALD SECURITIES of 110 E. 59th Street, 7th Floor, New York, NY 10022, U.S.A. (“the said Transferee”), do hereby transfer to the said Transferee the 7,285,200 Ordinary Shares (“the said Shares”) standing in our name in the register of members of GT Advanced Technologies Limited (極特先進科技有限公司) to hold unto the said Transferee, his Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution hereof. And we the said Transferee do hereby agree to take the said Shares subject to the same conditions. Witness to our hands the day of Witness’s signature .................................................... Name: ......................................................................... Address: .................................................................... ................................................ Occupation: ............................................................... For and on behalf of GTAT CORPORATION Witness’s signature .................................................... Name: ........................................................................ Address: .................................................................... ................................................ Occupation: ............................................................... For and on behalf of CANTOR FITZGERALD SECURITIES

Exhibit B Form of Bought and Sold Notes

SOLD NOTE Name of Purchaser (Transferee): CANTOR FITZGERALD SECURITIES Address: 110 E. 59th Street, 7th Floor, New York, NY 10022, U.S.A. Occupation: General partnership Name of Company in which the shares are to be transferred: GT Advanced Technologies Limited (極特先進科技有限公司) Number of Shares: 7,285,200 Ordinary Shares Consideration Received: For and on behalf of GTAT CORPORATION ___________________________ (Transferor) Place of execution: __________________________ Dated __________________________ ________________________________________________________________________ BOUGHT NOTE Name of Seller (Transferor): GTAT CORPORATION Address: 243 Daniel Webster Highway, Merrimack, NH 03054, U.S.A. Occupation: Corporation Name of Company in which the shares are to be transferred: GT Advanced Technologies Limited (極特先進科技有限公司) Number of Shares: 7,285,200 Ordinary Shares Consideration Paid: For and on behalf of CANTOR FITZGERALD SECURITIES ___________________________ (Transferee) Place of execution: __________________________ Dated __________________________

1 49466791_7 Exhibit E to the U.S. Security Agreement FORM OF GLOBAL INTERCOMPANY NOTE New York, New York Date: _______, 20[ ] FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time with respect to any loan or advance (including trade payables) (a “Loan”) from any other entity listed on the signature page (each, in such capacity, a “Payor”), hereby promises to pay to such other entity listed below (each, in such capacity, a “Payee”), at the time specified on the schedule attached hereto with respect to such loan (or if there is no such schedule, on demand), and in lawful money of the United States of America, or in such other currency as agreed to by such Payor and such Payee, in immediately available funds, at such location as a Payee shall from time to time designate, the unpaid principal amount of all Loans made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be reflected on the Schedule or as otherwise agreed upon from time to time by such Payor and such Payee. The terms and conditions of one or more Loans may be set forth on a schedule to be attached to this note (“Note”) to memorialize the agreement of the Payor and Payee with respect to such Loan(s), in which case the terms and conditions specified in the schedule shall govern as between the Payor and Payee; provided, that such terms and conditions may not be inconsistent with the provisions of this Note. This Note is the Global Intercompany Note referred to in that certain U.S. Security Agreement, dated as of July 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “U.S. Security Agreement”), among GT ADVANCED TECHNOLOGIES INC., the other Grantors listed on the signature pages thereof, and CANTOR FITZGERALD SECURITIES (“CANTOR”), as collateral agent (together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement, dated as of July 27, 2015 (as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) with each lender from time to time party thereto, and Cantor as Administrative Agent, and is subject to the terms thereof, shall be pledged by each Payee pursuant to the U.S. Security Agreement or the Hong Kong Collateral Documents, as the case may be, to the extent required pursuant to the terms thereof. Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein. For the avoidance of doubt, this Note as between each Payor and each Payee contains additional terms to any intercompany loan agreement between them and this Note does not in any way replace such intercompany loans between them nor does this Note in any way change the principal amount of any intercompany loans between them.

2 49466791_7 Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind. This Note shall be binding upon each Payor and its successors and assigns, and the terms and provisions of this Note shall inure to the benefit of each Payee and its successors and assigns, including subsequent holders hereof. From time to time after the date hereof, and as reflected on the Schedule, additional subsidiaries of Holdings may become parties hereto (as Payor and/or Payee, as the case may be) by executing a counterpart signature page to this Note (each additional subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors, each Additional Party shall be a Payor and/or a Payee, as the case may be, and shall be as fully a party hereto as if such Additional Party were an original signatory hereof. Each such additional Payee which is a Loan Party has pledged its interests under this Note pursuant to the U.S. Security Agreement to secure the Secured Obligations. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor or Payee hereunder. This Note shall be fully effective as to any Payor or Payee that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor or Payee hereunder. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [signature pages follow]

[Signature Page to Global Intercompany Note] 49466791_7 By: Name: Title:

H - 1 Form of Intellectual Property Security Agreement EXHIBIT H FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT See Exhibit A of Exhibit G.